           ANNUAL REPORT

           DECEMBER 31, 1996

           YOUR FOUNDATION FOR INVESTMENT STRENGTH

                                 THE
                                KENT
                              FUNDS(R)



                              THE KENT GROWTH AND INCOME FUND
                              THE KENT SMALL COMPANY GROWTH FUND
                              THE KENT INTERNATIONAL GROWTH FUND
                              THE KENT INDEX EQUITY FUND

MESSAGE TO SHAREHOLDERS

Dear Kent Fund Shareholder:

     Enclosed is the annual report for The Kent Equity Funds for the twelve months ended December 31, 1996. Inside, you'll find an Economic Outlook which characterizes the U.S. economy as being in the best fundamental shape in 25 years. There are also Portfolio Reviews for each Fund that explain how the Fund managers adjusted their portfolios in the prevailing investment environment and what the managers expect in the months to come.

     During the period, The Kent Funds concentrated on providing shareholders good value and attractive potential for growth while managing risks. If you have any questions about your investments after reading this report, please see your investment representative or call 1-800-633-KENT (1-800-633-5368) to speak to a shareholder services representative. We remain committed to providing you with useful information that can help you make the most of your investments.

Sincerely,

The Kent Funds

                               INVESTMENT ADVISER
                                  Old Kent Bank
                              One Vandenberg Center
                             Grand Rapids, MI 49503




                                   DISTRIBUTOR
                               BISYS Fund Services
                                3435 Stelzer Road
                               Columbus, OH 43219




This report is submitted for the general information of shareholders of The Kent Growth and Income Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund and The Kent Index Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing.


The performance indices used for comparison in this report, including the Standard & Poor's Composite Index of 500 Stocks, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International Europe Index, the Morgan Stanley Capital International Pacific Index and the Russell 2000 Index, are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.


Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by, Old Kent Bank or any of its affiliates. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions and other factors, so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

[LOGO FDIC]

REAL ECONOMIC ACTIVITY

Economy in Best Fundamental Shape in 25 Years.

     As 1997 begins, the economy appears to be in the best fundamental shape in 25 years:

- Despite a sharp rebound in the fourth quarter, economic growth for this business expansion at 2.6 percent remains below the economy's long-run growth rate of 3.2 percent, which has helped prolong the longevity of the current expansion.

-  Inflation remains in check, although worries surface from time-to-time.

- Even though the economy is running near full employment levels, the labor markets appear to be "comfortably tight" with few signs of accelerating wage pressures.

-  The level of interest rates and bond yields is moderate, ranging from 5.0 to
   7.0 percent in the Treasury market.

- Corporate earnings are still rising, albeit at a slower rate in some industries than earlier in the expansion.

- The international competitiveness of U.S. companies has increased markedly in recent years and cost-cutting and restructuring efforts seem likely to continue.

- The Federal budget deficit shrunk from $290 billion in FY1992 to $107 billion in FY1996.

- And finally, U.S. companies continue to lead the world in the development and proliferation of new information and telecommunications technologies.


                           REAL GROSS DOMESTIC PRODUCT
                             Annualized Growth Rate

                     2Q       1Q      1Q       1Q       1Q      1Q     4Q
                    1991     1992    1993     1994     1995    1996   1996
                    ----     ----    ----     ----     ----    ----   ----
                     1.7      4.7    -0.1      2.5      0.4     2      4.7
                     1        2.5     1.9      4.9      0.7     4.7
                     1        3       2.3      3.5      3.8     2.1
                              4.3     4.8      3        0.3




Long-Run Growth
  Rate = 3.2%

2Q91 to 4Q96
Growth Rate = 2.6%


     This business expansion will be six years old next quarter and is now the third longest expansion since World War II. In fact, the previous business expansion, which ended in 1990, is the second longest, with the expansion in the 1960s that was fueled by the military buildup associated with the Vietnam War being the longest. So, the last two expansions are two of the three longest on record, with the current expansion still rolling along. Most likely this is a reflection of the vastly improved inventory-control technologies that have been developed in recent years and the proclivity of the Federal Reserve under the guidance of Alan Greenspan to engage in pre-emptive strikes against any signs of the economy overheating and/or inflationary pressures building.

Exports Boost Fourth-Quarter Growth.

     The economy's "stop/go" pattern of growth, as depicted in the previous graph, continued in the fourth quarter. Real Gross Domestic Product (GDP) sprinted ahead at a 4.7 percent pace compared to the 2.1 percent gain recorded in the third quarter. Exports surged at a 25.5 percent rate, causing a significant improvement in net exports that accounted for almost half of the rise in real GDP. Capital goods, particularly aircraft, were primarily responsible for the extraordinary gain in exports. Domestic private final sales, which excludes net exports, government spending and inventory swings, rose at the more moderate pace of 3.2 percent. This measure probably gives a more realistic picture of the economy's underlying strength as 1996 drew to a close.


                             REAL ECONOMIC ACTIVITY

                                       4Q      4Q95 to
                                      1996*     4Q 96
                                      -----     -----
Gross Domestic Product                4.7%      3.4%

Domestic Private Final Sales          3.2%      3.6%

Personal Consumption Expenditures     3.4%      2.7%

*Annualized

     Despite reports of only a moderately successful holiday season for the nation's retailers and the sharp rise in consumer indebtedness, delinquencies and bankruptcies, consumer spending rebounded at a 3.4 percent rate last quarter from the paltry 0.5 percent pace of the third quarter. Durable goods

ECONOMIC OUTLOOK

                                      Percent of Real GDP          Annualized Growth Rate
                                      -------------------          ----------------------
                                     2Q91            4Q96               2Q91 to 4Q96
                                     ----            ----               ------------
     Producers' Durable Equipment    6.0%            8.5%                    9.3%
     High Technology Equipment       1.9%            3.7%                   15.6%
          Computers                  0.5%            2.1%                   32.9%

     Real GDP                                                                2.6%



spending was the strongest component, with furniture outlays leading the way. At first blush, the rise in spending on furniture doesn't seem to be consistent with the decline in residential construction outlays over the past two quarters, which resulted from the rise in mortgage rates last year. The housing market proved to be very resilient during 1996, however, as aggressive switching to adjustable-rate mortgages and some purchases in anticipation of even higher mortgage rates actually led to an 8.8 percent gain in housing starts last year. The strong job market and high levels of consumer confidence also contributed to a record sales year for existing homes as 4.09 million homes exchanged hands, eclipsing the previous high of 3.99 million reached in 1978.

     Aside from exports, business capital spending was again the strongest sector of the economy during the fourth quarter. The contribution from the various components was somewhat different than over the previous 23 quarters, however. Capital outlays on structures grew at a 22.5 percent rate as the high level of capacity utilization, falling commercial and industrial vacancy rates, and ongoing retail expansion spurred additional construction. In a somewhat unexpected turn, producers' durable equipment outlays fell for the first time in over four years. Equipment outlays have been the strongest sector of the economy during the business expansion, as demand for computers, telecommunications equipment and other forms of information technology has surged.



                           BUSINESS CAPITAL SPENDING*
                                     4Q1996

Structures                           22.5%

Producers' Durable Equipment         -1.7%

High-Technology Equipment            11.5%

Computers                            26.8%

Industrial Machinery                   -6%

Transportation Equipment            -15.7%

*Annualized

     Looking at the components of equipment spending shows that all of the decline last quarter was contained in the industrial machinery and volatile transportation equipment sectors and that outlays for high-technology equipment, particularly computers, remained strong. The main motivation behind the surge in equipment purchases over the past five and a half years is the desire of businesses to improve their competitiveness by increasing productivity, restraining costs and boosting quality. The fact that the price of capital goods has been declining relative to labor compensation is an added incentive to invest in equipment.

     Companies have responded aggressively during this expansion to the heightened competitive pressures coming at them from both domestic and international competitors. The table below depicts how large the representative share of the nation's total output equipment spending has become over the course of this expansion. In the second quarter of 1991 when the economy turned from recession to expansion, equipment outlays accounted for 6 percent of total output; the high technology portion was less than 2 percent; and business computers were half of one percent.

     Five and a half years later, equipment production, and particularly high-technology equipment, has become a much more significant portion of the economy and has grown at rates far in excess of the 2.6 percent growth rate for the entire economy. Equipment outlays now account for the highest proportion of real GDP since World War II, when

ECONOMIC OUTLOOK

wartime manufacturing sharply boosted equipment production and consumer spending was severely curtailed. When students of the business cycle look back on this expansion, what occurred in the business equipment sector will likely be the most remarkable feature of this economic expansion.

Another Year of Moderate Growth for 1997.

     As the business expansion is about to enter its seventh year, the economy appears to be on the path toward another year of moderate growth. No serious imbalances are evident in the economy, which lowers the odds of the economy falling into recession during 1997. The rapid rise in consumer indebtedness over the past three years and the attendant burden of servicing that debt buildup points to, at best, further moderate gains in consumer spending. The housing sector should be flat to modestly lower due to the late point in the economic cycle and the higher level of mortgage rates. Business capital spending for equipment should be the strongest sector of the economy as the continued advancement of electronic technology permits sharp declines in equipment prices, which provides incentives to substitute high-technology equipment, for labor and/or other types of capital goods. We do anticipate that it will be tough for spending on high-technology equipment to match the heady pace reached earlier in the expansion, however. Exports had such a blockbuster quarter that a slower growth rate is likely, particularly given the U.S. dollar's recent strength. We expect the economy to grow at a rate near two percent during 1997.

INFLATION

Negligible Inflation.

     The inflation data for 1996 was excellent, particularly considering the advanced age of the current business expansion. Except for a sharp run-up in energy costs last year, overall inflation remained very well behaved, in part because increased competition is restraining the ability of many businesses to raise their prices. Consumers are little influenced in their buying decisions by expectations of price increases in the future. Pricing leverage remains the exception and not the rule in the domestic economy.

            INFLATIONS MEASURES
                    1996

Consumer Price Index (CPI)         3.3%

CPI less Food & Energy             2.6%

Producer Price Index (PPI)         2.8%

PPI less Good & Energy             0.1%

GDP Fixed-Weight Price Index       2.2%

     The Federal Reserve remains concerned that a slow but steady increase in labor costs could translate into higher consumer prices. The low unemployment rate, however, has not yet empowered labor to exact higher wage increases. The employment cost index rose only 2.9 percent last year, the lowest annual figure on record. Companies' emphasis on cutting labor costs, which represent about 70 percent of production expenses, has made them more resistant to higher wage demands. At the same time, wage earners have placed more emphasis on job security rather than wage increases as the tidal wave of substituting equipment for labor continues to wash over Corporate America. The battle for market share from both domestic and foreign producers remains intense, exerting additional restraint on prices. We expect inflation to remain in the two to three percent range for 1997.


JOSEPH T. KEATING
Chief Investment Officer

The information discussed herein is based on Commerce Department data released January 31, 1997.

PORTFOLIO REVIEWS

THE KENT GROWTH AND INCOME FUND
BY MICHAEL A. PETERSEN AND
DAVID C. EDER,
PORTFOLIO MANAGERS

     The 12 months ended December 31, 1996, provided a positive environment for stocks in general. However, the greatest gains in the broad stock market indices came from shares of growth-oriented companies, particularly those in the technology and health-care industries. As a value-oriented fund, The Kent Growth and Income Fund invests in shares that may have lagged the market but continue to have strong growth.

     The Fund's Institutional and Investment Shares before sales charges had total returns of 19.47% and 19.14%, respectively. That compares to a 20.78% total return for the average growth and income fund tracked by Lipper Analytical Services and 23.07% for the Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index").

A DISCIPLINED STRATEGY

     In order to make it into our portfolio, a company's shares have to be undervalued and have strong earnings growth or momentum. We try to invest in such stocks before other investors recognize their potential.

     Thus, during the recent period, we looked for attractively valued stocks to add to the Fund's portfolio while selling stocks that had been bid up to less attractive levels since we purchased them. For example, we began to move into AT&T (2.68% of net assets as of 12/31/96) at the end of the third and beginning of the fourth quarter, as its shares became attractive on a relative value basis.

     Similarly, the Fund sold Digital Equipment Corporation (0.59%) in the technology sector as its shares became more fully valued. We purchased shares of Intel (1.04%) and Microsoft (0.88%) in the first quarter of 1996, but sold those stocks when their prices climbed to less attractive levels. Some of the proceeds went to finance an investment in Motorola (1.40%), whose shares were flat most of the year.


THE KENT GROWTH AND INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
-----------------------

Basic Materials             6.1%
Medical                     6.4%
Finance                    11.1%
Computer & Technology       8.8%
Consumer Staples           14.3%
Utilities                  14.9%
Conglomerates               5.6%
Retail                      5.7%
Oil/Energy                 13.3%
Other                      13.8%

Portfolio composition is subject to change.

MANAGING RISK

     The Fund's beta, which is a measure of its volatility relative to the stock market, remained below average during the period. That is consistent with our value-oriented approach, which avoids overvalued growth issues.

     The market indices' recent gains have left behind many issues of solid companies in areas ranging from consumer staples to energy and utilities. Such stocks are expected to continue to furnish opportunities for the Fund to pursue long-term gains as well as current income.

PORTFOLIO REVIEWS

THE KENT GROWTH AND INCOME FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
-------------------------------------------------------------------------------
                              INVESTMENT CLASS*          INSTITUTIONAL CLASS
                            (inception: 12/1/92)        (inception: 11/2/92)
       ------------------------------------------------------------------------
           One Year                14.37%                      19.47%
        Three Years                15.66%                      17.45%
       Life of Fund                14.50%                      16.37%
* Reflects 4.00% sales charge.








GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS
---------------------------------------------------------------------------------------------------
                                   11/2/92   12/31/92  12/31/93    12/31/94   12/31/95    12/31/96
                                   -------   --------  --------    --------   --------    --------
The Kent Growth and Income Fund
 Institutional Class Shares        $10,000   10,398    11,610      11,669     15,743      $18,809

Standard & Poor's Composite
 Index Of 500 Stocks               $10,000   10,472    11,518      11,669     16,036      $19,737

                                   12/1/92   12/31/92  12/31/93    12/31/94   12/31/95    12/31/96
                                   -------   --------  --------    --------   --------    --------
The Kent Growth and Income Fund
 Investment Class Shares           $ 9,596    9,652    10,793      10,846     14,599      $17,393

Standard & Poor's Composite
 Index Of 500 Stocks               $10,000   10,131    11,143      11,288     15,514      $19,094


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Standard & Poor's Composite Index of 500 Stocks is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were being waived. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO REVIEWS

THE KENT SMALL COMPANY GROWTH FUND
BY MICHAEL A. PETERSEN AND
DAVID C. EDER,
PORTFOLIO MANAGERS



     A number of factors affected the Fund's performance during the 12 months ended December 31, 1996. Shares of small-company stocks were generally undervalued at the beginning of the period, which set the stage for a period of strong performance in the sector through the first five months of 1996. But at that point, investors began to fret that stronger economic growth would trigger higher interest rates. One result: Small-company shares slumped during June and July, giving back the gains they had accumulated during the early months of the year. Moreover, much of the money that flowed into the stock market during the remainder of the year went into shares of large, well-known companies.

     Fortunately, investors who did buy small-company stocks during the second half of the year tended to favor value-oriented shares. The Fund's Institutional and Investment Shares before sales charge deductions posted total returns of 19.56% and 19.16%, respectively. That compares to a 20.15% total return for the average small-company growth fund tracked by Lipper Analytical Services, and 16.53% for the Russell 2000 Index of small-company stocks.

A FOCUS ON VALUE

     We continued to hold a portfolio of value-oriented stocks in the fund, which benefited from strong performances in sectors that included autos, energy and financial services. The Fund's investment in shares of companies that are attractively priced compared to their growth potential helped reduce its risk -- which is especially important in the potentially volatile small-cap arena. In fact, the Fund's beta stood at 0.88 at the end of the period, compared to a beta of one for the Russell 2000. That suggests that the fund has been only 88% as volatile as the index.

THE OUTLOOK

     Small-company stocks are trading at levels that appear very attractive relative to prices for many large-company issues. Thus, we believe that good opportunities exist in the small-company sector.

     That said, we believe it also seems likely that corporate earnings will slow down in 1997. Thus, shares of companies that can deliver relatively stable earnings growth during periods of slow economic growth are expected to be strong performers. Such companies include firms in the food, tobacco, energy and utilities industries.

     We will continue to maintain our long-term, value-oriented approach to investing. That approach isn't intended to deliver the market's strongest gains during every period. Instead, it's designed to provide solid long-term returns at reasonable risk for investors who want exposure to the small- company sector.

     Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and by definition, are not as well established as "Blue Chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

THE KENT SMALL COMPANY GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
-----------------------

Basic Materials             9.9%
Medical                     6.0%
Finance                    17.0%
Computer & Technology       7.4%
Consumer Discretionary      7.7%
Consumer Staples            6.9%
Construction                5.5%
Utilities                   6.5%
Retail                      8.2%
Oil/Energy                  6.5%
Industrial Products         8.9%
Other                       9.5%

Portfolio composition is subject to change.

PORTFOLIO REVIEWS

THE KENT SMALL COMPANY GROWTH FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
-------------------------------------------------------------------------------
                                 Investment Class*         Institutional Class
                               (inception: 12/4/92)       (inception: 11/2/92)
-------------------------------------------------------------------------------
              One Year                14.35%                     19.56%
           Three Years                12.18%                     13.93%
          Life of Fund                13.60%                     16.39%
* Reflects 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE RUSSELL 2000 INDEX
------------------------------------------------------------------------------------------------------
                                       11/2/92   12/31/92  12/31/93    12/31/94   12/31/95    12/31/96
                                       -------   --------  --------    --------   --------    --------
The Kent Small Company Growth Fund
 Institutional Class Shares            $10,000    10,885   12,729       12,722     15,745     $18,825

Russell 2000 Index                     $10,000    11,140   13,246       13,005     16,704     $19,466


                                       12/1/92   12/31/92  12/31/93    12/31/94   12/31/95    12/31/96
                                       -------   --------  --------    --------   --------    --------
The Kent Small Company Growth Fund
 Investment Class Shares               $ 9,603    9,792    11,441      11,433     14,118      $16,823

Standard & Poor's Composite
 Index Of 500 Stocks                   $10,000   10,348    12,304      12,080     15,516      $18,081


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small-cap stocks. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were being waived. Had these waivers not been in effect, total returns would have been lower.

PORTFOLIO REVIEWS

THE KENT INTERNATIONAL GROWTH FUND
BY MICHAEL A. PETERSEN AND
DAVID C. EDER,
PORTFOLIO MANAGERS

     The returns of overseas stock markets were decidedly mixed during the 12 months ended December 31, 1996. Europe and most countries in the Far East delivered returns comparable to those of the U.S. stock market. But Japan's stock market suffered serious losses, due to investors' concerns about that country's sputtering economy.

     The Fund's Institutional and Investment Shares before sales charge deductions delivered total returns of 5.87% and 5.57%, respectively. That compares to the 6.36% total return of the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index. The average international fund tracked by Lipper Analytical Services posted a total return of 11.78%.

STRONG RETURNS IN EUROPE

     At the beginning of the recent period, we increased the Fund's exposure to countries in the Pacific Rim (from 40% to 42% of total assets). That percentage included a 33% weighting in Japanese stocks, which accounted for roughly 38% of the EAFE Index. Thus, we remained underweighted in Japan compared to the EAFEIndex--a decision that helped relative performance as Japanese stocks lost ground. At the same time, however, the Fund's largest holding was in a Japanese issue: Toyota Motors (2.07% of net assets as of 12/31/96), which gained 52% during the period.

     The Fund held 58% of its assets in European stocks. Several European markets delivered strong returns. The Fund especially benefited from its investments in France, Germany, Italy and the Netherlands. One particularly strong performer for the Fund was Royal Dutch Petroleum (1.14%), which gained more than 35%.


THE KENT INTERNATIONAL GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
-----------------------
France                  8.2%
Japan                  32.8%
Germany                10.1%
Other                  20.4%
United Kingdom         17.2%
Netherlands             3.3%
Italy                   3.5%
Switzerland             4.5%

Portfolio composition is subject to change.

THE OUTLOOK ABROAD

     Foreign markets look inexpensive compared to U.S. stocks. Consider the fact that 13 out of 19 foreign markets have lower price-to-earnings ratios than that of the U.S. market, and all 19 have lower price- to-book value ratios. Moreover, foreign economies may benefit from easier monetary policy in countries such as Japan, Germany, the United Kingdom and France. Economic growth in such countries should cause investors to send more of their capital overseas, helping to support stock values. In that environment, foreign stocks might provide superior performance as well as their usual diversification benefits.

     International investing is subject to certain factors such as currency exchange-rate volatility, possible political, social or economic instability, foreign taxation and differences in accounting and other financial standards.

PORTFOLIO REVIEWS

THE KENT INTERNATIONAL GROWTH FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
-------------------------------------------------------------------------------
                                   Investment Class*        Institutional Class
                                 (inception: 12/4/92)      (inception: 12/4/92)
-------------------------------------------------------------------------------
               One Year                  1.34%                     5.87%
            Three Years                  6.48%                     8.16%
           Life of Fund                 11.68%                    13.07%

* Reflects 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX,
THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX
----------------------------------------------------------------------------------------------------------------
                                                  12/4/92   12/31/92  12/31/93    12/31/94   12/31/95    12/31/96
                                                  -------   --------  --------    --------   --------    --------
The Kent International Growth Fund
  Institutional Class Shares                      $10,000    10,020   13,045       13,794     15,591     $16,507

Morgan Stanley Capital International
  Europe Index                                    $10,000    10,233   13,282       13,636     16,653     $20,246

Morgan Stanley Capital International Europe,
  Australia and Far East Index                    $10,000    10,054   13,367       14,444     16,113     $17,138

Morgan Stanley Capital International
  Pacific Index                                   $10,000    9,887    13,444       15,195     15,650     $14,335



                                                  12/4/92   12/31/92  12/31/93    12/31/94   12/31/95    12/31/96
                                                  -------   --------  --------    --------   --------    --------
The Kent International Growth Fund
  Investment Class Shares                         $ 9,597   9,607     12,481      13,170     14,863     $15,692

Morgan Stanley Capital International
  Europe Index                                    $10,000   10,233    13,282      13,636     16,653     $20,246

Morgan Stanley Capital International Europe,
  Australia and Far East Index                    $10,000   10,054    13,367      14,444     16,113     $17,138

Morgan Stanley Capital International
  Pacific Index                                   $10,000   9,887     13,444      15,195     15,650     $14,335



Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Morgan Stanley Capital International Europe, Australia and Far East Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Index are unmanaged indices of stocks in their respective regions. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gain distributions. Certain fees were being waived. Had these waivers not been in effect, total returns would have been lower. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability.

PORTFOLIO REVIEWS

THE KENT INDEX EQUITY FUND
BY MICHAEL A. PETERSEN AND
DAVID C. EDER,
PORTFOLIO MANAGERS

     The returns of the stock market during the 12 months ended December 31, 1996, were dominated by gains of large-company stocks. In fact, most of those gains came from a relatively narrow group of blue chips, which included household names such as Intel (1.87% of net assets as of 12/31/96), Microsoft (1.71%), Coca Cola (2.27%) and IBM (1.35%).

     The Fund's investments in large-company shares that make up the Standard and Poor's Composite Index of 500 Stocks ("S&P 500") benefited from such gains. Institutional and Investment Shares of The Kent Index Equity Fund before sales charge deductions gained 22.18% and 21.92%, respectively. That compares to 22.30% for the average S&P 500 Index objective fund tracked by Lipper Analytical Services, and 23.07% for the S&P 500.

     Technology and health-care service companies performed well during the period. The Fund saw strong returns from a broad range of issues in those sectors. For example, Microsoft and IBM gained 88% and 65.8%, respectively. Shares of health-care giant Pfizer (0.93%) gained 31.7%, while Bristol Myers (0.94%) rose 26.9%.

     During 1996, few investors seemed to be interested in bargains; instead, they preferred to go with high-flying growth stocks that led the market. But that may change during the coming months, as investors pay more heed to company fundamentals and their relation to stock prices. In particular, we expect for stocks of automobile manufacturers, utilities and energy companies to perform well.



THE KENT INDEX EQUITY FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1996
-----------------------
Consumer Stapes                 12.8%
Oil/Energy                       9.8%
Other                            9.3%
Utilities                        9.5%
Computer & Technology           13.8%
Basic Materials                  5.6%
Finance                         15.0%
Consumer Discretionary           3.5%
Retail                           5.3%
Conglomerates                    5.1%
Medical                         10.3%

Portfolio composition is subject to change.

     We also question whether large-company stocks will continue to outperform the broader market. Many of them appear overvalued, while some small-company shares are trading at much more attractive levels. The upshot could be a period of less spectacular performance for large-company stocks and the funds that invest in them.

PORTFOLIO REVIEWS

THE KENT INDEX EQUITY FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1996
-------------------------------------------------------------------------------
                                   Investment Class*        Institutional Class
                                 (inception: 11/25/92)     (inception: 11/2/92)
-------------------------------------------------------------------------------
               One Year                 17.08%                    22.18%
            Three Years                 16.99%                    18.84%
           Life of Fund                 15.06%                    16.83%

* Reflects 4.00% sales charge.


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS
--------------------------------------------------------------------------------------------------

                                     10/92   12/31/92   12/31/93    12/31/94   12/31/95   12/31/96
                                   -------   --------   --------    --------   --------   --------
The Kent Index Equity Fund
 Institutional Class Shares        $10,000     10,440     11,390      11,488     15,648    $19,119

Standard & Poor's Composite
  Index of 500 Stocks              $10,000     10,472     11,518      11,669     16,036    $19,737


                                  11/25/92   12/31/92   12/31/93    12/31/94   12/31/95    12/31/96
                                  --------   --------   --------    --------   --------    --------
The Kent Index Equity Fund
 Investment Class Shares           $ 9,599      9,776     10,664      10,074     14,589     $17,787

Standard & Poor's Composite
 Index Of 500 Stocks               $10,000     10,131     11,143      11,289     15,514     $19,094


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in sales charges and expenses for each class of shares. Return figures and investment values are quoted after deducting class expenses and sales charges (if applicable). Investment class shares are sold with a maximum front-end sales charge of 4.00%. The Standard & Poor's Composite Index of 500 Stocks is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Total return is based on changes in net asset value assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

THE KENT                            GROWTH AND INCOME FUND
FUNDS                               PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
COMMON STOCKS -- 99.3%
            AEROSPACE/DEFENSE EQUIPMENT -- 1.5%
   166,100  Raytheon Co......................  $   7,993,563
                                               -------------
            AEROSPACE & DEFENSE -- 1.4%
    24,187  Boeing Co........................      2,572,892
    33,820  Lockheed Martin Corp.............      3,094,530
    20,000  Northrop Grumman Corp............      1,655,000
     4,000  Newport News Shipbuilding,
            Inc.*............................         60,000
                                               -------------
                                                   7,382,422
                                               -------------
            APPLIANCES -- HOUSEHOLD -- 0.7%
    90,000  Maytag Corp......................      1,777,500
    35,500  Whirlpool Corp...................      1,655,188
                                               -------------
                                                   3,432,688
                                               -------------
            AUTOMOTIVE -- DOMESTIC -- 1.2%
   115,600  General Motors Corp..............      6,444,700
                                               -------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.3%
    61,700  Navistar International Corp.*....        563,013
    20,000  TRW, Inc.........................        990,000
                                               -------------
                                                   1,553,013
                                               -------------
            AUTO/TRUCK -- REPLACEMENT PARTS -- 0.3%
    35,300  Genuine Parts Co.................      1,570,850
                                               -------------
            BANKS -- MAJOR REGIONAL -- 4.6%
    41,300  Banc One Corp....................      1,775,900
    27,400  Boatmen's Bancshares, Inc........      1,767,300
    48,000  Corestates Financial Corp........      2,490,000
    15,000  First Union Corp.................      1,110,000
    30,400  KeyCorp..........................      1,535,200
    34,600  Mellon Bank Corp.................      2,456,600
    47,500  National City Corp...............      2,131,563
    70,700  Norwest Corp.....................      3,075,450
    88,700  PNC Bank Corp....................      3,337,338
    10,000  Republic NY Corp.................        816,250
    60,000  Wachovia Corp....................      3,390,000
                                               -------------
                                                  23,885,601
                                               -------------
            BANKS -- MONEY CENTER -- 2.1%
    74,300  Bankers Trust New York Corp......      6,408,375
    42,300  J.P. Morgan & Co.................      4,129,537
                                               -------------
                                                  10,537,912
                                               -------------
            BEVERAGES -- ALCOHOLIC -- 1.9%
   124,700  Anheuser-Busch Cos., Inc.........      4,988,000
   120,600  Seagram Co., Ltd.................      4,673,250
                                               -------------
                                                   9,661,250
                                               -------------
            BUILDING PRODUCTS -- RETAIL/WHOLSALE -- 1.2%
   120,600  Home Depot, Inc..................      6,045,075
                                               -------------
            BUILDING PRODUCTS -- WOOD -- 0.3%
    29,600  Weyerhaeuser Co..................      1,402,300
                                               -------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.1%
    22,300  Pulte Corp.......................        685,725
                                               -------------

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
                                   COMMON STOCKS (CONTINUED)
            BUSINESS INFORMATION -- 1.1%
    33,766  ACNielsen Corp.*.................  $     510,711
    81,300  Cognizant Corp...................      2,682,900
   101,300  Dun & Bradstreet Corp............      2,405,875
                                               -------------
                                                   5,599,486
                                               -------------
            CABLE TELEVISION -- 0.2%
    87,700  Tele-Communications, Inc., Class
            A*...............................      1,145,581
                                               -------------
            CHEMICALS -- DIVERSIFIED -- 0.8%
     9,600  Dow Chemical Co..................        752,400
    55,900  PPG Industries, Inc..............      3,137,388
                                               -------------
                                                   3,889,788
                                               -------------
            CHEMICALS -- SPECIALTY -- 0.2%
    10,000  Air Products & Chemicals, Inc....        691,250
    10,000  Great Lakes Chemical Corp........        467,500
                                               -------------
                                                   1,158,750
                                               -------------
            COMPUTERS -- LOCAL AREA NETWORK -- 0.5%
   278,900  Novell, Inc.*....................      2,640,834
                                               -------------
            COMPUTERS -- MINI -- 0.6%
    84,200  Digital Equipment Corp.*.........      3,062,775
                                               -------------
            COMPUTERS -- SERVICES -- 1.0%
   118,100  Automatic Data Processing,
            Inc..............................      5,063,538
                                               -------------
            COMPUTERS -- SOFTWARE -- 0.9%
    55,200  Microsoft Corp.*.................      4,560,900
                                               -------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.6%
   101,400  American Greetings Corp., Class
            A................................      2,877,225
                                               -------------
            CONTAINERS -- METAL & GLASS -- 0.2%
    40,000  Ball Corp........................      1,040,000
                                               -------------
            DIVERSIFIED OPERATIONS -- 5.6%
    90,000  General Electric Co..............      8,898,750
    13,280  Imation Corp.*...................        373,500
   112,800  Minnesota Mining & Manufacturing
            Co...............................      9,348,300
    99,700  Rockwell International Corp.*....      6,069,237
    30,000  Tenneco, Inc.*...................      1,353,750
    29,600  Textron, Inc.....................      2,789,800
                                               -------------
                                                  28,833,337
                                               -------------
            ELECTRONIC COMPONENTS --
            SEMICONDUCTORS -- 1.0%
    41,000  Intel Corp.......................      5,368,438
                                               -------------
            ELECTRONIC -- CONNECTORS -- 0.3%
    33,400  Thomas & Betts Corp..............      1,482,125
                                               -------------
            FINANCIAL -- INVESTMENT BROKERS -- 0.6%
    70,000  Salomon, Inc.....................      3,298,750
                                               -------------
            FINANCIAL -- LEASING COMPANY -- 0.2%
    30,000  Ryder Systems, Inc...............        843,750
                                               -------------

                                  Continued

THE KENT                            GROWTH AND INCOME FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- SAVINGS & LOAN -- 0.3%
    40,000  H.F. Ahmanson & Co...............  $   1,300,000
                                               -------------
            FOOD ITEMS -- WHOLESALE -- 0.9%
   119,400  Fleming Cos., Inc................      2,059,650
    92,200  Supervalu, Inc...................      2,616,175
                                               -------------
                                                   4,675,825
                                               -------------
            FOOD -- CANNED -- 0.5%
    33,000  Campbell Soup Co.................      2,648,250
                                               -------------
            FOOD -- FLOUR & GRAIN -- 0.9%
   205,448  Archer-Daniels-Midland Co........      4,519,856
                                               -------------
            FOOD -- DIVERSIFIED -- 5.0%
    43,300  ConAgra, Inc.....................      2,154,175
    74,500  CPC International, Inc...........      5,773,750
    71,100  General Mills, Inc...............      4,505,963
    57,700  Kellogg Co.......................      3,786,562
    34,100  Quaker Oats Co...................      1,300,062
    60,000  Sara Lee Corp....................      2,235,000
    35,900  Unilever NV, ADR.................      6,291,475
                                               -------------
                                                  26,046,987
                                               -------------
            GLASS PRODUCTS -- 0.3%
    30,600  Corning, Inc.....................      1,415,250
                                               -------------
            INSURANCE -- BROKERS -- 0.7%
    44,500  Alexander & Alexander Services,
            Inc..............................        773,187
    27,700  Marsh & McLennan Co..............      2,880,800
                                               -------------
                                                   3,653,987
                                               -------------
            INSURANCE -- LIFE -- 0.4%
    10,000  Torchmark Corp...................        505,000
    53,200  U.S. Life Corp...................      1,768,900
                                               -------------
                                                   2,273,900
                                               -------------
            INSURANCE -- MULTI-LINE -- 0.8%
    38,400  Aetna, Inc.......................      3,072,000
     8,100  Cigna Corp.......................      1,106,662
                                               -------------
                                                   4,178,662
                                               -------------
            INSURANCE -- PROPERTY & CASUALTY -- 1.4%
    18,300  General Re Corp..................      2,886,825
    31,300  Lincoln National Corp............      1,643,250
    20,000  SAFECO Corp......................        788,750
    90,000  USF&G Corp.......................      1,878,750
                                               -------------
                                                   7,197,575
                                               -------------
            INSTRUMENTS -- CONTROL -- 0.4%
    43,000  General Signal Corp..............      1,838,250
                                               -------------
            INSTRUMENTS -- SCIENTIFIC -- 0.3%
    80,000  EG&G, Inc........................      1,610,000
                                               -------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.2%
    40,000  Cincinnati Milacron, Inc.........        875,000
                                               -------------
            MACHINERY -- ELECTRICAL -- 0.2%
    13,000  W.W. Grainger, Inc...............      1,043,250
                                               -------------

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
COMMON STOCKS (CONTINUED)
            MACHINERY -- FARM -- 0.1%
    15,700  Briggs & Stratton Corp...........  $     690,800
                                               -------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.4%
    55,100  Cooper Industries, Inc...........      2,321,088
                                               -------------
            MEDICAL INSTRUMENTS -- 0.1%
    40,000  Biomet, Inc.*....................        605,000
                                               -------------
            MEDICAL PRODUCTS -- 0.9%
    74,600  Allergan, Inc....................      2,657,625
    52,000  Baxter International, Inc........      2,132,000
                                               -------------
                                                   4,789,625
                                               -------------
            MEDICAL -- DRUGS -- 4.1%
    90,000  Abbott Laboratories..............      4,567,500
    30,000  Alza Corp.*......................        776,250
   133,800  Bristol-Myers Squibb Co..........     14,550,750
    17,100  Schering-Plough Corp.............      1,107,225
                                               -------------
                                                  21,001,725
                                               -------------
            MEDICAL -- HEALTH MAINTENANCE
            ORGANIZATION -- 0.2%
    50,000  Humana, Inc.*....................        956,250
                                               -------------
            MEDICAL/DENTAL SUPPLIES -- 1.1%
    84,200  Bausch & Lomb, Inc...............      2,947,000
    91,800  C.R. Bard, Inc...................      2,570,400
                                               -------------
                                                   5,517,400
                                               -------------
            METAL -- GOLD -- 0.7%
    44,400  Barrick Gold Corp................      1,276,500
   120,700  Echo Bay Mines Ltd...............        799,637
    35,608  Newmont Mining Corp..............      1,593,458
                                               -------------
                                                   3,669,595
                                               -------------
            METAL -- MISCELLANEOUS -- 0.3%
    55,700  Cyprus Amax Minerals Co..........      1,301,987
                                               -------------
            METAL -- NON FERROUS -- 0.7%
    20,000  Asarco, Inc......................        497,500
    18,500  Phelps Dodge Corp................      1,248,750
    35,000  Reynolds Metals Co...............      1,973,125
                                               -------------
                                                   3,719,375
                                               -------------
            METAL -- PROCESSING & FABRICATION -- 0.2%
    22,400  Timken Co........................      1,027,600
                                               -------------
            MOTION PICTURES & SERVICES -- 0.4%
    60,000  King World Productions, Inc.*....      2,212,500
                                               -------------
            OFFICE AUTOMATION & EQUIPMENT -- 1.3%
    50,000  Pitney Bowes, Inc................      2,725,000
    71,900  Xerox Corp.......................      3,783,737
                                               -------------
                                                   6,508,737
                                               -------------
            OFFICE SUPPLIES & FORMS -- 0.5%
   134,200  Moore Corp., Ltd.................      2,734,325
                                               -------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.3%
    95,400  McDermott International, Inc.....      1,586,025
                                               -------------

                                  Continued

THE KENT                            GROWTH AND INCOME FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
COMMON STOCKS (CONTINUED)
            OIL REFINING & MARKETING -- 0.6%
    25,000  Ashland, Inc.....................  $   1,096,875
    91,100  Sun Co., Inc.....................      2,220,562
                                               -------------
                                                   3,317,437
                                               -------------
            OIL & GAS -- DRILLING -- 0.2%
    10,000  Schlumberger Ltd.................        998,750
                                               -------------
            OIL -- INTERNATIONAL INTEGRATED -- 4.5%
    64,800  Chevron Corp.....................      4,212,000
   121,600  Exxon Corp.......................     11,916,800
    69,900  Texaco, Inc......................      6,858,938
                                               -------------
                                                  22,987,738
                                               -------------
            OIL -- PRODUCTION/PIPELINE -- 0.0%
     1,860  El Paso Natural Gas..............         93,930
                                               -------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.5%
    15,000  Helmerich & Payne, Inc...........        781,875
    78,100  Orxy Energy Co.*.................      1,932,975
                                               -------------
                                                   2,714,850
                                               -------------
            OIL -- U.S. INTEGRATED -- 7.2%
    50,000  Amerada Hess Corp................      2,893,750
   138,600  Amoco Corp.......................     11,157,300
    48,700  Atlantic Richfield Co............      6,452,750
    15,000  Kerr-McGee Corp..................      1,080,000
    62,400  Pennzoil Co......................      3,525,600
   120,300  Phillips Petroleum Co............      5,323,275
    75,000  Unocal Corp......................      3,046,875
   160,000  USX-Marathon Group...............      3,820,000
                                               -------------
                                                  37,299,550
                                               -------------
            PAPER & RELATED PRODUCTS -- 2.5%
   202,700  International Paper Co...........      8,184,012
    25,000  Mead Corp........................      1,453,125
    72,900  Union Camp Corp..................      3,480,975
                                               -------------
                                                  13,118,112
                                               -------------
            PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.4%
    52,000  Polaroid Corp....................      2,262,000
                                               -------------
            POLLUTION CONTROL -- 0.1%
    40,000  Safety-Kleen Corp................        655,000
                                               -------------
            PUBLISHING -- BOOKS -- 0.2%
    18,000  McGraw-Hill Cos., Inc............        830,250
                                               -------------
            PUBLISHING -- NEWSPAPERS -- 1.7%
    10,000  Dow Jones & Co., Inc.............        338,750
    96,100  Gannett, Inc.....................      7,195,487
    27,900  New York Times Co., Class A......      1,060,200
                                               -------------
                                                   8,594,437
                                               -------------
            RETAIL -- APPAREL/SHOES -- 0.5%
   136,700  Limited, Inc.....................      2,511,862
                                               -------------

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
COMMON STOCKS (CONTINUED)
            RETAIL -- DISCOUNT -- 2.6%
   595,600  Wal-Mart Stores, Inc.............  $  13,624,350
                                               -------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.3%
    30,400  J.C. Penney, Inc.................      1,482,000
                                               -------------
            RETAIL -- RESTAURANTS -- 0.2%
    20,000  Luby's Cafeteria, Inc............        397,500
    20,000  Wendy's International, Inc.......        410,000
                                               -------------
                                                     807,500
                                               -------------
            SHOES & RELATED APPAREL -- 0.4%
    51,200  Reebok International Ltd.........      2,150,400
                                               -------------
            STEEL -- PRODUCERS -- 0.6%
    90,800  Inland Steel Industries, Inc.....      1,816,000
    46,000  USX-U.S. Steel Group, Inc........      1,443,250
                                               -------------
                                                   3,259,250
                                               -------------
            TELECOMMUNICATION EQUIPMENT -- 2.5%
   100,000  General Instrument Corp.*........      2,162,500
    23,000  Harris Corp......................      1,578,375
   118,100  Motorola, Inc....................      7,248,388
   135,000  Scientific-Atlanta, Inc..........      2,025,000
     6,770  TCI Satellite Entertainment,
            Inc., Class A*...................         66,854
                                               -------------
                                                  13,081,117
                                               -------------
            TEXTILE -- APPAREL -- 0.4%
    49,900  Russell Corp.....................      1,484,525
    10,000  V.F. Corp........................        675,000
                                               -------------
                                                   2,159,525
                                               -------------
            TOBACCO -- 2.7%
    69,800  American Brands, Inc.............      3,463,825
    45,500  Philip Morris Cos., Inc..........      5,124,438
   167,400  U.S.T., Inc......................      5,419,575
                                               -------------
                                                  14,007,838
                                               -------------
            TOOLS -- HAND HELD -- 0.2%
    22,500  Snap-On, Inc.....................        801,562
                                               -------------
            TOYS/GAME/HOBBY -- 0.2%
    20,000  Hasbro, Inc......................        777,500
                                               -------------
            TRANSPORTATION -- AIRLINE -- 0.5%
    28,800  AMR Corp.*.......................      2,538,000
                                               -------------
            TRANSPORTATION -- RAILROAD -- 2.3%
    45,000  CSX Corp.........................      1,901,250
    68,400  Norfolk Southern Corp............      5,985,000
    64,600  Union Pacific Corp...............      3,884,075
                                               -------------
                                                  11,770,325
                                               -------------
            TRANSPORTATION -- TRUCKING -- 0.1%
    49,200  Yellow Corp.*....................        707,250
                                               -------------

                                  Continued

THE KENT                            GROWTH AND INCOME FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                   VALUE
  SHARES                                         (NOTE 2)
----------                                     -------------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER -- 10.4%
   103,600  American Electric Power, Inc.....  $   4,260,550
   107,700  Baltimore Gas & Electric Co......      2,880,975
   136,000  Consolidated Edison Co. of New
            York, Inc........................      3,978,000
    96,200  Detroit Edison Co................      3,114,475
    46,700  Dominion Resources Inc. of
            Virginia.........................      1,797,950
   318,100  Edison International.............      6,322,238
    55,000  Entergy Corp.....................      1,526,250
    45,000  FPL Group, Inc...................      2,070,000
    20,000  General Public Utilities Corp....        672,500
    19,400  Houston Industries, Inc..........        438,925
    45,000  Niagara Mohawk Power Corp.*......        444,375
    38,500  Northern States Power Co.........      1,766,188
    98,000  Ohio Edison Co...................      2,229,500
   154,200  Pacific Gas & Electric Co........      3,238,200
   165,700  PacifiCorp.......................      3,396,850
   147,700  Peco Energy Corp.................      3,729,425
   171,900  Public Service Enterprise Group,
            Inc..............................      4,684,275
    94,200  Texas Utilities Co...............      3,838,650
    79,800  Union Electric Co................      3,072,300
                                               -------------
                                                  53,461,626
                                               -------------
            UTILITIES -- GAS DISTRIBUTION -- 0.4%
    20,000  Eastern Enterprises..............        707,500
    10,400  Nicor, Inc.......................        371,800
    33,700  ONEOK, Inc.......................      1,011,000
                                               -------------
                                                   2,090,300
                                               -------------
            UTILITIES -- TELEPHONE -- 4.1%
    40,000  Alltel Corp......................      1,255,000
   318,000  AT&T Corp........................     13,833,000
    33,100  NYNEX Corp.......................      1,592,937
   120,400  Pacific Telesis Group............      4,424,700
                                               -------------
                                                  21,105,637
                                               -------------
            TOTAL COMMON STOCKS..............    512,587,296
            (cost $418,402,013)

PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 2)
----------                                     ------------
COMMERCIAL PAPER -- 0.5%
            FINANCE -- 0.5%
$2,374,251  Ford Motor Credit Co., 6.00%,
            1/2/97...........................  $  2,374,251
                                               ------------
            TOTAL COMMERCIAL PAPER...........     2,374,251
            (cost $2,374,251)
TOTAL INVESTMENTS -- 99.8%...................   514,961,547
(cost $420,776,264)(a)

OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%........................       958,706
                                               ------------
TOTAL NET ASSETS -- 100.0%...................  $515,920,253
                                               =============

---------------

Percentages indicated are based on net assets of $515,920,253.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $295,000. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...............  $100,128,687
      Unrealized depreciation...............    (6,238,404)
                                              ------------
      Net unrealized appreciation...........  $ 93,890,283
                                              ============

* Non-income producing security.

ADR American Depository Receipt
                       See Notes to Financial Statements.

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS -- 99.0%
            ADVERTISING -- 0.7%
    45,000  Catalina Marketing Corp.*........  $  2,480,625
    63,500  True North Communications,
            Inc..............................     1,389,062
                                               ------------
                                                  3,869,687
                                               ------------
            AEROSPACE/DEFENSE EQUIPMENT -- 1.6%
    43,400  AAR Corp.........................     1,312,850
    52,800  Aviall, Inc.*....................       488,400
    48,700  Banner Aerospace, Inc.*..........       420,038
    13,600  Curtiss-Wright Corp..............       685,100
    20,900  ECC International Corp.*.........       172,425
    16,200  EDO Corp.........................       115,425
    44,000  Fairchild Corp., Class A*........       649,000
    47,400  Hexcel Corp.*....................       770,250
    59,275  Rohr Industries, Inc.*...........     1,341,097
    45,600  Thiokol Corp.....................     2,040,600
    48,000  UNC, Inc.*.......................       576,000
     7,200  Whitehall Corp.*.................       309,600
    24,600  Whittaker Corp.*.................       310,575
                                               ------------
                                                  9,191,360
                                               ------------
            AEROSPACE/DEFENSE -- 0.6%
    28,600  Alliant Techsystems, Inc.*.......     1,573,000
    37,800  Logicon, Inc.....................     1,379,700
    34,700  Talley Industries, Inc.*.........       255,912
                                               ------------
                                                  3,208,612
                                               ------------
            AGRICULTURAL OPERATIONS -- 0.0%
    27,900  Orange Co., Inc.                        216,225
                                               ------------
            APPLIANCES -- HOUSEHOLD -- 0.4%
   109,000  Fedders Corp.....................       681,250
    20,000  National Presto Industries,
            Inc..............................       747,500
    65,200  Royal Appliance Manufacturing
            Co.*.............................       448,250
    20,500  Toastmaster, Inc.................        76,875
                                               ------------
                                                  1,953,875
                                               ------------
            AUDIO/VIDEO PRODUCTION -- 0.7%
    40,180  Harman International Industries,
            Inc..............................     2,235,012
   157,269  Zenith Electronics Corp.*........     1,710,300
                                               ------------
                                                  3,945,312
                                               ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 1.3%
    58,300  Arvin Industries, Inc............     1,442,925
    47,000  Brilliance China Automotive
            Holdings, Ltd....................       211,500
    94,400  China Yuchai International,
            Ltd..............................       448,400
    67,100  Detroit Diesel Corp.*............     1,543,300
     8,600  Raytech Corp.*...................        37,625
    54,800  Smith (A.O.) Corp. ..............     1,637,150
    21,200  Sparton Corp.*...................       164,300
    45,500  Standard Products Co.............     1,160,250
    60,875  Titan Wheel International,
            Inc..............................       776,156
                                               ------------
                                                  7,421,606
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            AUTO/TRUCK -- REPLACEMENT -- 0.5%
    39,300  SPX Corp.........................  $  1,522,875
    35,700  Standard Motor Products, Inc.           495,338
    24,750  Wynn's International, Inc........       782,719
                                               ------------
                                                  2,800,932
                                               ------------
            BANKS -- MAJOR REGIONAL -- 0.0%
    10,546  First Banks America, Inc.*.......       106,778
                                               ------------
            BANKS -- NORTHEAST -- 0.6%
    60,500  First Commonwealth Financial
            Corp.............................     1,126,812
    59,800  North Fork Bancorp, Inc..........     2,130,375
    17,100  Sterling Bancorp.................       252,225
                                               ------------
                                                  3,509,412
                                               ------------
            BANKS -- SOUTHEAST -- 0.7%
    37,500  Centura Banks, Inc...............     1,673,437
    35,400  Colonial Bancgroup, Inc..........     1,416,000
    45,000  F & M National Corp..............       961,875
                                               ------------
                                                  4,051,312
                                               ------------
            BANKS -- WEST -- 0.4%
   113,100  City National Corp...............     2,445,787
                                               ------------
            BUILDING -- 1.6%
    62,500  Calmat Co........................     1,171,875
    62,400  Centex Construction Products,
            Inc..............................     1,123,200
    40,800  Dravo Corp.*.....................       576,300
    16,000  Giant Group, Ltd.*...............       134,000
    32,700  Lone Star Industries, Inc........     1,205,812
    42,100  Medusa Corp......................     1,447,188
    14,800  Puerto Rican Cement Co., Inc.....       462,500
    47,000  Southdown, Inc...................     1,462,875
    28,600  Texas Industries, Inc............     1,447,875
                                               ------------
                                                  9,031,625
                                               ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.4%
    23,300  Dycom Industries, Inc.*..........       215,525
    77,300  Morrison Knudsen Corp.*..........       695,700
     8,634  MYR Group, Inc...................       111,163
    37,700  Stone & Webster, Inc.............     1,187,550
                                               ------------
                                                  2,209,938
                                               ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.2%
    51,400  ABM Industries, Inc..............       950,900
                                               ------------
            BUILDING -- MOBILE/MANUFACTURING & RECREATIONAL
            VEHICALS -- 0.9%
    30,500  Cavalier Homes, Inc..............       350,750
    77,000  Champion Enterprises, Inc.*......     1,501,500
    40,600  Coachmen Industries, Inc.........     1,152,025
    28,500  Skyline Corp.....................       705,375
    24,100  Thor Industries, Inc.............       608,525
    68,900  Winnebago Industries, Inc.              499,525
                                               ------------
                                                  4,817,700
                                               ------------

                                  Continued

THE KENT                            MALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            BUILDING -- RESIDENTIAL/COMMERCIAL  -- 1.0%
    19,800  AMREP Corp.*.....................  $     76,725
    21,000  Beazer Homes USA, Inc.*..........       388,500
    19,000  Continental Home Holding Corp....       403,750
    87,800  Kaufman & Broad Home Corp........     1,130,425
    23,900  M/I Schottenstein Homes, Inc.*...       262,900
    52,900  MDC Holdings, Inc................       456,263
   152,500  Presley Cos., Class A*...........       171,563
    42,900  Ryland Group Inc.................       589,875
    81,400  Standard-Pacific Corp............       468,050
    83,900  Toll Brothers, Inc.*.............     1,636,050
    20,800  Washington Homes, Inc.*..........        93,600
                                               ------------
                                                  5,677,701
                                               ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.8%
    10,800  Ameron International Corp........       557,550
    36,300  Amre, Inc.*......................        58,987
    27,200  Congoleum Corp., Class A*........       377,400
    23,600  Elcor Corp.......................       504,450
    19,400  Eljer Industries, Inc.*..........       458,325
    54,600  Falcon Building Products, Inc.,
            Class A*.........................       805,350
    11,600  International Aluminum Corp......       295,800
    32,800  Nortek, Inc.*....................       656,000
    39,300  Ply-Gem Industries, Inc..........       486,338
    44,000  Robertson-Ceco Corp.*............       346,500
    31,900  Waxman Industries, Inc.*.........       155,512
                                               ------------
                                                  4,702,212
                                               ------------
            BUILDING PRODUCTS --
            AIR CONDITIONING/HEAT -- 0.2%
    24,100  Mestek, Inc.*....................       397,650
    25,575  Watsco, Inc......................       738,478
                                               ------------
                                                  1,136,128
                                               ------------
            BUILDING PRODUCTS -- DOORS & TRUSSES -- 0.2%
    23,400  Morgan Productions, Ltd.*........       172,575
   100,500  Premdor, Inc.*...................       917,062
    13,400  Thackeray Corp.*.................        36,850
                                               ------------
                                                  1,126,487
                                               ------------
            BUILDING PRODUCTS -- LIGHTING/FIXTURES  -- 0.1%
    18,800  Catalina Lighting, Inc.*.........        91,650
    27,500  Thomas Industries, Inc...........       574,062
                                               ------------
                                                    665,712
                                               ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE  -- 0.4%
    18,500  Hughes Supply, Inc...............       797,813
   108,100  Payless Cashways, Inc.*..........       216,200
    69,700  Rexel, Inc.*.....................     1,106,488
                                               ------------
                                                  2,120,501
                                               ------------
            BROADCAST -- RADIO/TELEVISION -- 0.0%
    12,000  Gray Communications Systems,
            Inc..............................       226,500
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            BUSINESS INFORMATION -- 0.5%
    14,900  Duff & Phelps Corp...............  $    359,462
    47,800  Metromail Corp.*.................       872,350
    56,200  Primark Corp.*...................     1,390,950
                                               ------------
                                                  2,622,762
                                               ------------
            BUSINESS SERVICES -- 0.9%
    56,600  Advo, Inc........................       792,400
     8,400  Caribiner International, Inc.*...       462,300
    29,700  Fair Issac & Co., Inc............     1,162,012
    50,000  Franklin Quest Co.*..............     1,050,000
    29,200  Interim Services, Inc.*..........     1,036,600
    15,200  Union Corp.*.....................       347,700
                                               ------------
                                                  4,851,012
                                               ------------
            CABLE TELEVISION -- 0.5%
    53,500  Bet Holdings, Inc., Class A*.....     1,538,125
    93,125  International Family
            Entertainment, Class B*..........     1,443,437
                                               ------------
                                                  2,981,562
                                               ------------
            CHEMICALS -- DIVERSIFIED -- 0.6%
    54,000  Chemfirst, Inc.*.................     1,215,000
    54,700  General Chemical Group, Inc......     1,292,287
    50,900  Rexene Corp......................       693,513
                                               ------------
                                                  3,200,800
                                               ------------
            CHEMICALS -- FIBER -- 0.0%
    28,613  Schawk, Inc., Class A............       250,364
                                               ------------
            CHEMICALS -- PLASTICS -- 0.6%
    55,700  Geon Co..........................     1,093,113
    63,500  Spartech Corp....................       706,437
    34,945  Tredegar Industries, Inc.........     1,402,168
                                               ------------
                                                  3,201,718
                                               ------------
            CHEMICALS -- SPECIALTY -- 1.2%
    37,800  Arcadian Corp....................     1,001,700
    42,100  Bush Boake Allen, Inc.*..........     1,120,913
    26,800  Chemed Corp......................       978,200
    24,000  Learonal, Inc....................       552,000
    61,300  Lilly Industries, Inc., Class
            A................................     1,118,725
    29,100  McWhorter Technologies, Inc.*....       665,662
   108,100  NL Industries, Inc...............     1,175,587
    18,500  Oil-Dri Corp.....................       277,500
                                               ------------
                                                  6,890,287
                                               ------------
            COAL -- 0.6%
    45,600  Ashland Coal, Inc................     1,265,400
    22,800  Pittston Co., Minerals Group.....       350,550
    18,300  Westmoreland Coal Co.*...........        18,300
    77,100  Zeigler Coal Holding Co. ........     1,648,012
                                               ------------
                                                  3,282,262
                                               ------------
            COMPUTERS -- GRAPHICS -- 0.1%
   242,900  Chyron Corp.*....................       698,337
                                               ------------
            COMPUTERS -- LOCAL AREA NETWORKS -- 0.2%
    47,900  BBN Corp.*.......................     1,077,750
                                               ------------

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            COMPUTERS -- MEMORY DEVICES -- 0.3%
    62,200  Applied Magnetics Corp.*.........  $  1,858,225
                                               ------------
            COMPUTERS -- MICRO -- 0.3%
    28,800  Ameriquest Technologies, Inc.*...        32,400
   105,700  Data General Corp.*..............     1,532,650
    35,100  Datapoint Corp.*.................        39,488
    10,750  EA Industries, Inc.*.............        18,812
                                               ------------
                                                  1,623,350
                                               ------------
            COMPUTERS -- OPTICAL RECOGNITION -- 0.2%
    50,500  Banctec, Inc.*...................     1,041,562
                                               ------------
            COMPUTERS -- PERIPHERAL EQUIPMENT -- 0.1%
    20,900  Par Technology Corp.*............       289,987
    28,900  QMS, Inc.*.......................       151,725
                                               ------------
                                                    441,712
                                               ------------
            COMPUTERS -- SERVICES -- 0.2%
    28,000  Computer Task Group, Inc.........     1,207,500
                                               ------------
            COMPUTERS -- SOFTWARE -- 0.6%
    46,300  Bell & Howell Co.*...............     1,099,625
   132,600  Computervision Corp.*............     1,226,550
    67,700  SPS Transaction Services,
            Inc.*............................     1,032,425
                                               ------------
                                                  3,358,600
                                               ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.5%
    46,100  Department 56, Inc.*.............     1,140,975
    49,900  Ekco Group, Inc..................       218,312
    10,200  General Housewares Corp..........        99,450
    60,600  Mikasa, Inc.*....................       621,150
    30,000  Oneida, Ltd......................       540,000
    26,300  Scott's Liquid Gold, Inc.*.......        42,738
                                               ------------
                                                  2,662,625
                                               ------------
            CONTAINERS -- METAL & GLASS -- 0.3%
    34,700  United States Can Corp.*.........       585,562
    43,700  Zero Corp........................       874,000
                                               ------------
                                                  1,459,562
                                               ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.4%
    31,500  ACX Technologies, Inc.*..........       626,063
    44,700  Aptargroup, Inc..................     1,575,675
     8,700  Continental Can Co., Inc.*.......       122,888
    10,500  Sun Coast Industries, Inc.*......        28,875
                                               ------------
                                                  2,353,501
                                               ------------
            COSMETICS & TOILETRIES -- 0.5%
    25,900  Alberto Culver Co., Class A......     1,068,375
   137,800  Playtex Products, Inc.*..........     1,102,400
    45,400  Windmere-Durable Holding, Inc....       584,525
                                               ------------
                                                  2,755,300
                                               ------------
            DIVERSIFIED OPERATIONS -- 2.2%
    24,800  Allied Products Corp.............       737,800
    27,400  Bairnco Corp.....................       181,525
    35,300  Carlisle Cos., Inc...............     2,135,650
    40,300  Clarcor, Inc.....................       891,637

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            DIVERSIFIED OPERATIONS (CONTINUED)
    29,100  Core Industries, Inc.............  $    480,150
    15,900  Craig Corp.*.....................       228,563
    10,400  Dynamics Corp. of America........       293,800
    90,800  Gencorp, Inc.....................     1,645,750
    78,400  Griffon Corp.*...................       960,400
    35,100  LSB Industries, Inc..............       157,950
    31,300  Manitowoc Co., Inc...............     1,267,650
   115,700  Metromedia International Group,
            Inc.*............................     1,142,538
    17,900  Nashua Corp.*....................       214,800
    37,900  Standex International Corp.......     1,170,162
     7,500  TCC Industries, Inc.*............        12,187
    81,300  Triarc Cos., Inc.*...............       934,950
                                               ------------
                                                 12,455,512
                                               ------------
            ELECTRONIC COMPONENTS --
            SEMICONDUCTORS -- 0.7%
    69,100  Dallas Semi-Conductors...........     1,589,300
    31,200  Unitrode Corp.*..................       916,500
    22,100  Watkins-Johnson Co...............       541,450
    42,000  Zilog, Inc.*.....................     1,097,250
                                               ------------
                                                  4,144,500
                                               ------------
            ELECTRONIC MEASURING INSTRUMENTS -- 0.4%
    21,900  Fluke Corp.......................       977,287
    54,600  Genrad, Inc.*....................     1,269,450
                                               ------------
                                                  2,246,737
                                               ------------
            ELECTRONIC PARTS -- DISTRIBUTION -- 0.9%
    19,715  Bell Industries, Inc.*...........       421,408
    54,400  Kent Electronics Corp.*..........     1,400,800
    45,300  Marshall Industries*.............     1,387,313
    20,501  Sterling Electronics*............       274,204
    33,800  Wyle Electronics.................     1,335,100
                                               ------------
                                                  4,818,825
                                               ------------
            ELECTRONIC PRODUCTS -- MISCELLANEOUS -- 0.5%
    13,400  Acme Electric Corp.*.............        90,450
    32,200  Aeroflex, Inc.*..................       152,950
    19,400  American Precision Industries....       388,000
    21,300  Franklin Electric Publishers,
            Inc.*............................       258,263
    15,800  Hubbell, Inc., Class A...........       600,400
    26,300  Kollmorgen Corp..................       289,300
    67,100  Magnetek, Inc.*..................       863,912
    15,500  SL Industries, Inc...............       120,125
    21,000  Three Five Systems, Inc.*........       270,375
                                               ------------
                                                  3,033,775
                                               ------------
            ELECTRONIC -- CONNECTORS -- 0.3%
    34,195  Thomas & Betts Corp..............     1,517,403
                                               ------------
            ELECTRONIC -- MILITARY -- 0.1%
    13,800  Aydin Corp.*.....................       129,375
    30,400  Esco Electronics Corp............       304,000
    33,100  United Industrial Corp...........       194,462
                                               ------------
                                                    627,837
                                               ------------

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            ELECTRONIC -- MISCELLANEOUS COMPONENTS -- 1.2%
    67,300  BMC Industries, Inc..............  $  2,119,950
    14,000  CTS Corp.........................       598,500
    51,000  DDL Electronics, Inc.*...........        47,812
    44,400  Oak Industries, Inc.*............     1,021,200
    47,500  OEA, Inc.........................     2,173,125
    31,400  Park Electrochemical Corp........       714,350
                                               ------------
                                                  6,674,937
                                               ------------
            ENERGY -- ALTERNATIVE SOURCES -- 0.2%
    31,000  Trigen Energy Corp...............       891,250
                                               ------------
            ENGINEERING -- RESEARCH & DEVELOPMENT
            SERVICES -- 0.4%
    50,100  CDI Corp.*.......................     1,421,588
    17,800  Corrpro Cos., Inc.*..............       169,100
    27,100  General Physics Corp.............       108,400
    24,900  GRC International, Inc.*.........       202,313
    24,190  URS Corp.*.......................       217,710
                                               ------------
                                                  2,119,111
                                               ------------
            FERTILIZERS -- 0.3%
    63,636  Mississippi Chemical Corp........     1,527,264
                                               ------------
            FINANCIAL -- CONSUMER LOANS -- 0.5%
    73,300  Olympic Financial Ltd.*..........     1,053,687
    45,400  Student Loan Corp................     1,691,150
                                               ------------
                                                  2,744,837
                                               ------------
            FINANCIAL -- INVESTMENT BANKERS -- 1.8%
    22,600  Advest Group, Inc.*..............       242,950
    32,750  Inter-Regional Financial Group,
            Inc..............................     1,154,438
    16,700  Interstate/Johnson Lane, Inc.....       227,538
    12,600  Jefferies Group, Inc.............       508,725
    41,800  Legg Mason, Inc..................     1,609,300
    23,900  McDonald & Co. Investments,
            Inc..............................       830,525
    56,350  Morgan Keegan, Inc...............       964,993
    47,800  Piper Jaffray Cos., Inc..........       746,875
    60,980  Quick & Reilly Group, Inc........     1,821,777
    56,225  Raymond James Financial, Inc.....     1,693,778
    17,400  Rodman & Renshaw Capital
            Group*...........................        19,575
    34,400  Sherwood Group, Inc.*............       356,900
    11,886  Stifel Financial Corp............       104,003
                                               ------------
                                                 10,281,377
                                               ------------
            FINANCIAL -- INVESTMENT FUNDS -- 0.2%
    29,500  Petroleum & Resources............     1,025,125
                                               ------------
            FINANCIAL -- INVESTMENT MANAGEMENT
            COMPANIES -- 0.6%
    24,000  Atalanta Sosnoff Capital Corp....       210,000
   157,400  Goldcorp, Inc., Class A..........     1,337,900
    54,000  Insignia Financial Group, Inc.,
            Class A*.........................     1,215,000
    46,400  Phoenix Duff & Phelps Corp.......       330,600
                                               ------------
                                                  3,093,500
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- LEASING COMPANIES -- 0.7%
    29,300  DVI, Inc.*.......................  $    380,900
    46,900  Interpool, Inc...................     1,096,288
    77,430  National Auto Credit, Inc.*......       929,160
    16,500  PS Group Holdings, Inc...........       222,750
   116,500  Rollins Truck Leasing Corp.......     1,470,812
                                               ------------
                                                  4,099,910
                                               ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 0.1%
    13,600  Hallwood Group, Inc.*............       215,900
    17,100  Stewart Information Services
            Corp.............................       354,825
    27,400  Transmedia Network, Inc..........       133,575
                                               ------------
                                                    704,300
                                               ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 0.5%
    56,000  CMAC Investment Corp.............     2,058,000
    40,900  North American Mortgage Co.......       807,775
                                               ------------
                                                  2,865,775
                                               ------------
            FINANCIAL -- SMALL BUSINESS INVESTMENT CO. &
            COMMERCIAL -- 0.6%
    51,000  PEC Israel Economic Corp.*.......       854,250
    71,000  Safeguard Scientifics, Inc.*.....     2,254,250
                                               ------------
                                                  3,108,500
                                               ------------
            FINANCIAL -- SAVINGS & LOAN -- 2.2%
    46,200  Coast Savings Financial, Inc.*...     1,692,075
    32,700  Commercial Federal Corp..........     1,569,600
    69,172  Downey Financial Corp............     1,357,500
    19,926  First Republic Bancorp, Inc.*....       333,761
    41,250  Firstbank Puerto Rico............     1,072,500
    28,800  Firstfed Financial Corp.*........       633,600
   101,700  Glendale Federal Bank*...........     2,364,525
    32,300  New York Bancorp, Inc............     1,251,625
    16,100  PonceBank........................       402,500
    67,773  Westcorp.........................     1,482,534
                                               ------------
                                                 12,160,220
                                               ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    48,900  International Multi-Foods
            Corp.............................       886,312
                                               ------------
            FOOD -- MEAT PRODUCTS -- 0.5%
    11,767  Diana Corp.*.....................       323,592
    81,800  Hudson Foods, Inc., Class A......     1,554,200
    75,000  Pilgrim's Pride Corp.............       646,875
    27,400  Rymer Foods, Inc.*...............         9,419
                                               ------------
                                                  2,534,086
                                               ------------
            FOOD -- MISCELLANEOUS/DIVERSIFIED -- 0.5%
    29,151  Chock Full O'Nuts Corp.*.........       145,755
    21,500  Earthgrains Co...................     1,123,375
    78,800  Smucker (J.M.) Co., Class B......     1,260,800
                                               ------------
                                                  2,529,930
                                               ------------
            FOOD -- SUGAR & REFRIGERATED -- 0.2%
    71,300  Savannah Foods & Industries,
            Inc..............................       962,550
                                               ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
    40,225  Rykoff-Sexton, Inc...............       638,572
                                               ------------

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            FURNITURE -- 0.4%
    34,887  Bush Industries, Inc.............  $    671,575
    15,600  Chromcraft Revington, Inc.*......       432,900
    45,700  O'Sullivan Industries*...........       639,800
    36,250  Rowe Furniture Corp..............       290,000
    24,100  Shelby Williams Industries,
            Inc..............................       295,225
                                               ------------
                                                  2,329,500
                                               ------------
            GLASS PRODUCTS -- 0.2%
    10,300  Kerr Group, Inc.*................        24,462
    40,800  Libbey, Inc......................     1,137,300
                                               ------------
                                                  1,161,762
                                               ------------
            HOTELS & MOTELS -- 0.9%
    17,200  Hammons (John Q.) Hotels,
            Inc.*............................       146,200
    53,300  Marcus Corp......................     1,132,625
    77,800  Prime Hospitality Corp.*.........     1,254,525
    66,500  Red Roof Inns, Inc.*.............     1,030,750
    48,900  Wyndham Hotel Corp.*.............     1,204,163
                                               ------------
                                                  4,768,263
                                               ------------
            INDUSTRIAL -- AUTOMOTIVE/ROBOTICS -- 0.3%
    18,100  Esterline Technologies Corp.*....       472,862
    62,900  Gerber Scientific, Inc...........       935,638
                                               ------------
                                                  1,408,500
                                               ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.9%
    45,900  Capitol American Financial
            Corp.............................     1,669,613
    55,200  Penncorp Financial Group, Inc....     1,987,200
    27,300  Pioneer Financial Services,
            Inc..............................       682,500
    21,350  RLI Corp.........................       712,556
    16,100  Westbridge Capital Corp.*........       156,975
                                               ------------
                                                  5,208,844
                                               ------------
            INSURANCE -- BROKERS -- 0.6%
    37,900  Acordia, Inc.....................     1,099,100
    40,400  Arthur J. Gallagher & Co.........     1,252,400
    35,900  Blanch (E.W.) Holdings, Inc......       722,488
    36,900  Hilb, Rogal & Hamilton Co........       488,925
                                               ------------
                                                  3,562,913
                                               ------------
            INSURANCE -- LIFE -- 1.9%
   107,400  American Annuity Group, Inc......     1,517,025
    37,200  American Heritage Life Investment
            Corp.............................       976,500
    27,600  Amvestors Financial Corp.........       407,100
    38,600  Delphi Financial Group*..........     1,138,700
    59,600  John Alden Financial Corp........     1,102,600
    38,500  Life Re Corp.....................     1,487,063
    42,600  Reinsurance Group of America,
            Inc..............................     2,007,525
    23,300  Security-Connecticut Corp........       818,412
    33,300  Washington National Corp.........       915,750
                                               ------------
                                                 10,370,675
                                               ------------
            INSURANCE -- MULTI-LINE -- 0.9%
    44,000  Enhance Financial Services
            Group............................     1,606,000
    43,700  FBL Financial Group Inc., Class
            A................................     1,087,038

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            INSURANCE -- MULTI-LINE (CONTINUED)
    39,809  Fidelity National Financial,
            Inc..............................  $    602,111
    45,600  Mutual Risk Management Ltd.......     1,687,200
                                               ------------
                                                  4,982,349
                                               ------------
            INSURANCE -- PROPERTY & CASUALTY -- 3.7%
    40,400  Acceptance Insurance Cos.*.......       797,900
    19,100  American Eagle Group, Inc........        90,725
    23,500  Avemco Corp......................       367,188
    37,400  Capital Re Corp..................     1,743,775
    41,900  Capsure Holdings Corp............       476,613
    24,500  China Tire Holdings, Ltd.........       238,875
    51,200  Crawford & Co., Class A..........     1,107,200
    31,100  Executive Risk, Inc..............     1,150,700
    30,800  First American Financial Corp....     1,266,650
    62,715  Fremont General Corp.............     1,944,165
    36,190  Frontier Insurance Group, Inc....     1,384,268
    40,667  Guaranty National Corp...........       681,172
    70,000  HCC Insurance Holdings, Inc......     1,680,000
    42,700  Integon Corp.....................       757,925
    26,300  MMI Cos., Inc....................       841,600
    30,600  NYMAGIC, Inc.....................       550,800
    33,500  Orion Capital Corp...............     2,047,688
    49,900  Sphere Drake Holdings, Ltd.......       442,862
    21,056  Titan Holdings, Inc..............       347,424
    43,750  Vesta Insurance Group, Inc.......     1,372,656
    47,900  Zenith National Insurance Co.....     1,311,262
                                               ------------
                                                 20,601,448
                                               ------------
            INSTRUMENTS -- CONTROL -- 0.5%
    64,700  BW/IP Holdings, Inc..............     1,067,550
    46,400  IMO Delaval, Inc.*...............       145,000
    42,700  Measurex Corp....................     1,024,800
    32,600  Pacific Scientific Co............       366,750
                                               ------------
                                                  2,604,100
                                               ------------
            LEISURE & RECREATION PRODUCTS -- 0.8%
    90,800  Alliance Entertainment Co.*......       170,250
    24,700  Coastcast Corp.*.................       358,150
    36,500  Huffy Corp.......................       524,688
    45,030  K2, Inc..........................     1,238,325
    54,500  Outboard Marine Corp.............       899,250
   135,400  Roadmaster Industries, Inc.......       169,250
    68,000  Sturm, Ruger & Co., Inc..........     1,317,500
                                               ------------
                                                  4,677,413
                                               ------------
            LEISURE & RECREATION SERVICES -- 0.3%
    30,300  Carmike Cinemas, Inc., Class
            A*...............................       768,863
   308,800  Cineplex Odeon Corp.*............       424,600
    21,200  GC Cos., Inc.*...................       734,050
                                               ------------
                                                  1,927,513
                                               ------------
            LEISURE & RECREATION -- GAMING -- 0.8%
   104,000  Aztar Corp.*.....................       728,000
   132,100  Boyd Gaming Corp.*...............     1,089,825
    75,450  Grand Casinos, Inc.*.............     1,018,575
    25,500  Harveys Casinos Resorts..........       430,313
    25,300  Jackpot Enterprises, Inc.........       246,675

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            LEISURE & RECREATION -- GAMING (CONTINUED)
    42,700  Showboat, Inc....................  $    736,575
    26,400  Trump Hotels & Casino Resorts,
            Inc.*............................       316,800
                                               ------------
                                                  4,566,763
                                               ------------
            LINEN SUPPLY & RELATED -- 0.3%
    24,800  Angelica Corp....................       474,300
    55,500  Unifirst Corp....................     1,179,375
                                               ------------
                                                  1,653,675
                                               ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.4%
    36,500  Applied Power, Inc., Class A.....     1,446,313
    23,600  Brown & Sharpe Manufacturing Co.,
            Class A*.........................       330,400
    14,100  Gleason Corp.....................       467,062
    10,100  Monarch Machine Tool Co..........        83,325
                                               ------------
                                                  2,327,100
                                               ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.3%
    14,100  Christiana Cos., Inc.*...........       363,075
    55,400  CMI Corp., Class A...............       242,375
    42,050  Commercial Intertech Corp........       572,931
    28,700  Terex Corp.*.....................       290,588
                                               ------------
                                                  1,468,969
                                               ------------
            MACHINERY -- ELECTRIC UTILITIES -- 0.1%
    35,857  Kuhlman Corp.....................       694,729
                                               ------------
            MACHINERY -- ELECTRICAL -- 0.3%
    67,310  Baldor Electric Co...............     1,657,509
                                               ------------
            MACHINERY -- FARM -- 0.1%
    26,000  Alamo Group Inc..................       445,250
                                               ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 1.5%
    27,000  Chart Industries, Inc............       462,375
    61,700  Global Industrial Technologies,
            Inc.*............................     1,365,112
    46,925  Graco, Inc.......................     1,149,663
    43,350  Idex Corp........................     1,728,581
    23,700  Katy Industries, Inc.............       343,650
    15,700  Kysor Industrial Corp............       512,213
    75,433  Paxar Corp.*.....................     1,301,219
    11,570  Portec, Inc......................       114,254
    24,400  Scotsman Industries, Inc.........       576,450
    10,100  Sequa Corp., Class B*............       505,000
     7,400  Twin Disc, Inc...................       160,025
                                               ------------
                                                  8,218,542
                                               ------------
            MACHINERY -- MATERIAL HANDLING -- 0.2%
    62,600  Interlake Corp.*.................       219,100
    21,600  Nacco Industries, Class A........     1,155,600
                                               ------------
                                                  1,374,700
                                               ------------
            MEDICAL INSTRUMENTS -- 0.5%
    72,900  Acuson Corp.*....................     1,776,938
    43,260  Elscint, Ltd.*...................       270,375

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            MEDICAL INSTRUMENTS (CONTINUED)
    38,300  Graham Field Health Products,
            Inc.*............................  $    330,337
    33,100  OEC Medical Systems, Inc.*.......       496,500
                                               ------------
                                                  2,874,150
                                               ------------
            MEDICAL PRODUCTS -- 0.5%
    43,700  BEC Group, Inc.*.................       229,425
    62,600  Haemonetics Corp.*...............     1,181,575
    21,900  Maxxim Medical, Inc.*............       273,750
    83,900  Owens & Minor, Inc...............       859,975
                                               ------------
                                                  2,544,725
                                               ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    29,200  Biowhittaker, Inc.*..............       233,600
    35,500  Diagnostic Products Corp.........       918,563
    36,089  Molecular Biosystems, Inc.*......       234,579
                                               ------------
                                                  1,386,742
                                               ------------
            MEDICAL -- DRUGS -- 0.3%
    73,423  ICN Pharmaceuticals, Inc.........     1,440,926
                                               ------------
            MEDICAL -- GENERIC DRUGS -- 0.2%
    58,900  Alpharma, Inc., Class A..........       839,325
    49,400  Pharmaceutical Resources,
            Inc.*............................       172,900
                                               ------------
                                                  1,012,225
                                               ------------
            MEDICAL -- HEALTH MAINTENANCE ORGANIZATION --
            0.6%
    29,600  PHP Healthcare Corp.*............       758,500
    50,800  Rightchoice Managed Care, Inc.,
            Class A*.........................       539,750
    37,400  Sierra Health Services, Inc.*....       920,975
    17,800  United American Healthcare*......       104,575
    34,200  United Wisconsin Services,
            Inc..............................       897,750
                                               ------------
                                                  3,221,550
                                               ------------
            MEDICAL -- HOSPITALS -- 0.9%
    64,400  Coastal Healthcare Group*........       225,400
     7,200  Comprehensive Care Corp.*........        87,300
    36,400  Healthplan Services Corp.*.......       768,950
    29,400  Pediatrix Medical Group, Inc.*...     1,084,125
   110,100  Transitional Hospitals Corp.*....     1,059,713
    62,600  Universal Health Services*.......     1,791,925
                                               ------------
                                                  5,017,413
                                               ------------
            MEDICAL -- NURSING HOMES -- 1.0%
    14,400  Advocat, Inc.*...................       104,400
    62,470  Grancare, Inc.*..................     1,116,651
    47,700  Integrated Health Services,
            Inc..............................     1,162,688
    48,400  Living Centers of America,
            Inc.*............................     1,343,100
    67,050  Multicare Cos., Inc.*............     1,357,762
    45,200  Regency Health Services, Inc.*...       435,050
                                               ------------
                                                  5,519,651
                                               ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.8%
   109,200  Coram Healthcare Corp.*..........       546,000
    55,500  Genesis Health Ventures, Inc.*...     1,727,437
    31,000  Health Images, Inc...............       515,375

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            MEDICAL -- OUTPATIENT/HOME CARE (CONTINUED)
    16,676  Hospital Staffing Services,
            Inc.*............................  $     41,690
   165,100  NovaCare, Inc.*..................     1,816,100
                                               ------------
                                                  4,646,602
                                               ------------
            MEDICAL -- WHOLESALE DRUG -- 0.1%
    30,500  Bindley Western Industries,
            Inc..............................       590,938
    45,000  Foxmeyer Health Corp.*...........        73,125
                                               ------------
                                                    664,063
                                               ------------
            MEDICAL/DENTAL SUPPLIES -- 1.0%
    47,400  American Medical Response,
            Inc.*............................     1,540,500
    73,600  Ballard Medical Products.........     1,370,800
    31,700  Cooper Cos., Inc.*...............       546,825
    18,800  Isomedix, Inc.*..................       244,400
    51,000  Sunrise Medical, Inc.*...........       809,625
    45,200  West Co., Inc....................     1,276,900
                                               ------------
                                                  5,789,050
                                               ------------
            METAL -- GOLD -- 0.7%
    93,000  Agnico-Eagle Mines, Ltd..........     1,302,000
   155,400  Amax Gold, Inc.*.................       990,675
    46,200  Atlas Corp.*.....................        31,763
   337,000  Campbell Resources, Inc.*........       315,938
    71,600  Glamis Gold, Ltd.................       501,200
   130,700  Hecla Mining Co.*................       735,187
    73,100  Northgate Exploration, Ltd.*.....        50,256
                                               ------------
                                                  3,927,019
                                               ------------
            METAL -- IRON -- 0.4%
    32,200  Cleveland Cliffs, Inc............     1,461,075
   107,300  National Steel Corp.*............       992,525
                                               ------------
                                                  2,453,600
                                               ------------
            METAL -- MISCELLANEOUS -- 0.3%
    43,100  Brush Wellman, Inc...............       705,763
    43,000  Nord Resources Corp.*............       188,125
    20,000  Tremont Corp.*...................       722,500
    23,206  Zemex Corp.......................       162,442
                                               ------------
                                                  1,778,830
                                               ------------
            METAL -- NON-FERROUS -- 0.3%
   131,400  Kaiser Aluminum Corp.*...........     1,527,525
                                               ------------
            METAL -- SILVER -- 0.2%
    55,600  Coeur D'Alene Mines Corp.........       840,950
   515,872  Sunshine Mining & Refining
            Co.*.............................       483,630
                                               ------------
                                                  1,324,580
                                               ------------
            METAL PRODUCTS -- DISTRIBUTION -- 0.3%
    31,950  Bearings, Inc. (c)...............       890,606
    27,900  Reliance Steel & Aluminum Co.....       976,500
                                               ------------
                                                  1,867,106
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            METAL PRODUCTS -- FASTENERS -- 0.2%
    14,800  Hi-Shear Industries, Inc.*.......  $     38,850
    15,900  SPS Technologies, Inc.*..........     1,021,575
    13,700  Transtechnology Corp.............       268,863
                                               ------------
                                                  1,329,288
                                               ------------
            METAL -- PROCESSING & FABRICATION -- 1.6%
    23,400  Amcast Industrial Corp...........       579,150
    26,000  Ampco-Pittsburgh Corp............       312,000
    27,300  Chase Brass & Copper Co.,
            Inc.*............................       542,587
    40,733  Commercial Metals Co.............     1,227,082
    23,300  Fansteel, Inc.*..................       145,625
    24,300  Huntco, Inc., Class A............       358,425
    41,900  Kaydon Corp......................     1,974,538
    43,900  Mueller Industries, Inc.*........     1,690,150
    20,300  Sinter Metals, Inc., Class A*....       603,925
    53,700  Tyler Corp.*.....................       100,687
    35,800  Wolverine Tube, Inc.*............     1,261,950
                                               ------------
                                                  8,796,119
                                               ------------
            OFFICE SUPPLIES & FORMS -- 0.7%
    44,500  American Business Products.......     1,118,063
    29,100  CSS Industries, Inc.*............       756,600
    44,700  Ennis Business Forms, Inc........       502,875
    43,400  Hunt Manufacturing Co............       786,625
    40,700  New England Business Service,
            Inc..............................       875,050
                                               ------------
                                                  4,039,213
                                               ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.4%
    32,800  Daniel Industries, Inc...........       483,800
    82,700  Varco International, Inc.*.......     1,912,438
                                               ------------
                                                  2,396,238
                                               ------------
            OIL REFINING & MARKETING -- 0.7%
    34,400  Getty Petroleum Corp.............       559,000
    30,600  Giant Industries, Inc............       428,400
    86,000  Quaker State Corp................     1,214,750
    67,400  Tesoro Petroleum Corp.*..........       943,600
    21,600  Tokheim Corp.*...................       175,500
    21,900  World Fuel Services Corp.........       487,275
                                               ------------
                                                  3,808,525
                                               ------------
            OIL & GAS -- DRILLING -- 0.3%
   152,700  Parker Drilling Co.*.............     1,469,738
    80,220  Zapata Corp.*....................       340,935
                                               ------------
                                                  1,810,673
                                               ------------
            OIL -- FIELD SERVICES -- 0.6%
    63,000  Oceaneering International,
            Inc.*............................     1,000,125
    39,500  RPC Energy Services, Inc.*.......       592,500
    25,600  Seitel, Inc.*....................     1,024,000
    56,800  Unit Corp.*......................       560,900
                                               ------------
                                                  3,177,525
                                               ------------

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            OIL -- PRODUCTION/PIPELINE -- 0.5%
    79,900  Aquila Gas Pipeline Corp.........  $  1,268,413
    91,300  Kaneb Services, Inc.*............       296,725
    70,000  Western Gas Resources, Inc.......     1,347,500
                                               ------------
                                                  2,912,638
                                               ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 3.0%
    59,400  Berry Petroleum Co., Class A.....       853,875
    61,900  Cabot Oil & Gas Corp., Class A...     1,060,037
    50,000  Cross Timers Oil Co..............     1,256,250
    49,000  Goodrich Petroleum Corp.*........        33,687
    29,500  HS Resources, Inc.*..............       486,750
    31,200  KCS Energy, Inc..................     1,115,400
    75,600  Louis Dreyfus Natural Gas*.......     1,294,650
   173,600  Mesa, Inc.*......................       911,400
    86,000  Newfield Exploration Co.*........     2,236,000
    32,000  Nuevo Energy Co.*................     1,664,000
    85,100  Snyder Oil Corp..................     1,478,613
    32,100  Stone Energy Corp.*..............       958,988
    33,960  Swift Energy Co.*................     1,014,555
    51,900  Vintage Petroleum, Inc...........     1,790,550
    73,700  Wainoco Oil Corp.*...............       230,313
    25,440  Wilshire Oil Co. of Texas........       133,560
    24,300  Wiser Oil Co.....................       479,925
                                               ------------
                                                 16,998,553
                                               ------------
            OIL -- U.S. INTEGRATED -- 0.1%
    13,300  Howell Corp......................       196,175
    25,700  USX-Delhi Group..................       407,988
                                               ------------
                                                    604,163
                                               ------------
            PAPER & RELATED PRODUCTS -- 0.4%
    31,500  Paragon Trade Brands, Inc.*......       945,000
    36,300  Pope & Talbot, Inc...............       576,263
    28,600  Republic Gypsum Co...............       446,875
                                               ------------
                                                  1,968,138
                                               ------------
            PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.1%
    37,700  CPI Corp.........................       631,475
                                               ------------
            POLLUTION CONTROL -- 1.6%
   108,100  Allwaste, Inc.*..................       554,012
    81,000  American Waste Services, Inc.,
            Class A*.........................       192,375
   109,900  Calgon Carbon Corp...............     1,346,275
    61,300  Dames & Moore, Inc...............       896,512
    18,000  Environmental Elements Co.*......        42,750
    57,600  ICF Kaiser International,
            Inc.*............................       115,200
    32,000  Imco Recycling, Inc..............       468,000
    24,275  International Technology
            Corp.*...........................       206,338
    26,300  Ionics, Inc.*....................     1,262,400
    18,300  Kimmins Environmental Service
            Corp.*...........................        61,763
    47,100  Lydall, Inc.*....................     1,059,750
    69,600  Mid-American Waste*..............        28,275
    72,600  OHM Corp.*.......................       617,100
    34,700  Osmonics, Inc.*..................       763,400
   164,100  Rollins Environmental Service*...       287,175

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            POLLUTION CONTROL (CONTINUED)
    19,300  TRC Cos., Inc.*..................  $     86,850
    44,700  Wahlco Environmental Systems*....        16,763
    33,500  Zurn Industries, Inc.............       875,187
                                               ------------
                                                  8,880,125
                                               ------------
            PRECIOUS METALS -- JEWELRY -- 0.1%
    19,000  Artra Group, Inc.*...............       121,125
    38,100  Handy & Harman...................       666,750
                                               ------------
                                                    787,875
                                               ------------
            PRINTING -- COMMERCIAL -- 0.1%
    51,800  American Banknote Corp.*.........       239,575
                                               ------------
            PROTECTION -- SAFETY -- 0.7%
    63,200  Borg-Warner Security Corp.*......       679,400
    69,000  Checkpoint Systems, Inc.*........     1,707,750
    52,700  Wackenhut Corrections Corp.*.....     1,054,000
    32,725  Wackenhut Corp., Class A.........       564,506
                                               ------------
                                                  4,005,656
                                               ------------
            PUBLISHING -- BOOKS -- 0.3%
    44,600  Nelson (Thomas), Inc.............       663,425
    37,100  Wiley (John) & Sons, Class A.....     1,196,475
                                               ------------
                                                  1,859,900
                                               ------------
            PUBLISHING -- NEWSPAPERS -- 0.7%
    70,600  Harte-Hanks Communication,
            Inc..............................     1,959,150
    47,233  Pulitzer Publishing Co...........     2,190,430
                                               ------------
                                                  4,149,580
                                               ------------
            PUBLISHING -- PERIODICALS -- 0.2%
   114,100  American Media, Inc., Class A*...       670,338
    54,200  Playboy Enterprises, Inc.*.......       528,450
                                               ------------
                                                  1,198,788
                                               ------------
            REAL ESTATE OPERATIONS -- 0.2%
    23,900  Grubb & Ellis Co.*...............       107,550
    45,300  Webb (Del) Corp..................       741,788
                                               ------------
                                                    849,338
                                               ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.2%
    45,000  Discount Auto Parts, Inc.*.......     1,051,875
    29,100  Hi-Lo Automotive, Inc.*..........        72,750
                                               ------------
                                                  1,124,625
                                               ------------
            RETAIL -- APPAREL/SHOES -- 0.9%
    62,700  Ann Taylor Stores Corp.*.........     1,097,250
   110,400  Burlington Coat Factory Warehouse
            Corp.*...........................     1,435,200
   133,300  CML Group........................       449,888
    35,600  Cole (Kenneth) Productions, Inc.,
            Class A*.........................       551,800
    24,100  Frederick's of Hollywood, Inc.,
            Class B..........................        99,412
    28,300  Gottschalks, Inc.*...............       148,575
    89,400  Hartmarx Corp.*..................       502,875

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            RETAIL -- APPAREL/SHOES (CONTINUED)
    71,800  Starter Corp.*...................  $    412,850
    47,900  Syms Corp.*......................       407,150
                                               ------------
                                                  5,105,000
                                               ------------
            RETAIL -- CATALOG -- 0.0%
    14,800  Luria (L.) & Son, Inc.*..........        38,850
                                               ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.2%
    91,000  Handleman Co.....................       773,500
    30,000  Intertan, Inc.*..................       146,250
    24,400  Rex Stores Corp.*................       198,250
                                               ------------
                                                  1,118,000
                                               ------------
            RETAIL -- DISCOUNT -- 1.2%
    13,500  Alexander's, Inc.*...............     1,068,187
    29,900  Bradlees, Inc.*..................        26,162
    45,900  Caldor Corp.*....................        51,638
    73,900  Duty Free International, Inc.....     1,071,550
    35,000  Hills Stores Co.*................       210,000
    66,800  Mac Frugal's Bargains -- Close-
            Outs, Inc.*......................     1,745,150
    87,000  Shopko Stores, Inc...............     1,305,000
    54,700  Smart & Final, Inc...............     1,182,888
    47,100  Venture Stores, Inc.*............       141,300
                                               ------------
                                                  6,801,875
                                               ------------
            RETAIL -- HOME FURNISHINGS -- 0.9%
   101,400  Bombay Co., Inc.*................       468,975
    39,000  Ethan Allen Interiors, Inc.......     1,501,500
    80,200  Levitz Furniture, Inc.*..........       250,625
    99,040  Pier One Imports, Inc............     1,745,580
    25,200  Rhodes, Inc.*....................       195,300
    29,600  Syratech Corp.*..................       932,400
                                               ------------
                                                  5,094,380
                                               ------------
            RETAIL -- JEWELRY -- 0.3%
   118,800  Claire's Stores, Inc.............     1,544,400
                                               ------------
            RETAIL -- MAIL ORDER -- 0.3%
    43,100  National Media Corp.*............       301,700
    18,250  Sport Supply Group, Inc..........       100,375
    40,400  Stanhome, Inc....................     1,070,600
                                               ------------
                                                  1,472,675
                                               ------------
            RETAIL -- MISCELLANEOUS/DIVERSIFIED -- 1.9%
    77,200  AmeriCredit Corp.*...............     1,582,600
    78,000  Cash America Intl., Inc..........       663,000
    28,300  Cole National Corp., Class A*....       742,875
    50,000  Fabri-Centers of America, Inc.,
            Class A*.........................       806,250
   126,800  Furniture Brands
            International*...................     1,775,200
    63,125  General Host Corp................       165,703
    58,500  Hancock Fabrics, Inc.............       606,937
    67,500  Jenny Craig, Inc.*...............       599,063
    14,600  Martin Lawrence Limited Editions,
            Inc.*............................           146

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            RETAIL -- MISCELLANEOUS/DIVERSIFIED (CONTINUED)
    93,000  Musicland Stores Corp.*..........  $    139,500
    58,550  Russ Berrie & Co., Inc...........     1,053,900
    53,700  Sports & Recreation Inc.*........       416,175
    32,800  Tandycrafts, Inc.*...............       196,800
    79,050  The Sports Authority, Inc.*......     1,719,338
                                               ------------
                                                 10,467,487
                                               ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.2%
    44,500  Carson Pirie Scott & Co.*........     1,123,625
                                               ------------
            RETAIL -- RESTAURANTS -- 1.2%
    22,300  Chart House Enterprises, Inc.*...       111,500
    48,600  CKE Restaurants, Inc.............     1,749,600
    19,400  Cooker Restaurant Corp...........       225,525
   105,500  Foodmaker, Inc.*.................       936,313
    50,500  Luby's Cafeteria, Inc............     1,003,687
    17,300  Morton's Restaurant Group,
            Inc.*............................       291,937
    28,300  Piccadilly Cafeterias, Inc.......       261,775
    53,300  Sbarro, Inc......................     1,359,150
    75,100  Sizzler International, Inc.*.....       215,913
    15,300  Spaghetti Warehouse, Inc.*.......        80,325
    68,500  TCBY Enterprises, Inc............       274,000
    33,775  UNO Restaurant Corp.*............       223,759
    15,500  Volunteer Capital Corp.*.........       127,875
                                               ------------
                                                  6,861,359
                                               ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.2%
    86,100  Value City Department Stores,
            Inc.*............................       904,050
                                               ------------
            RETAIL -- SUPERMARKET -- 0.1%
    41,483  Carr-Gottstein Foods Co.*........       155,561
    29,300  Penn Traffic Co.*................       106,213
                                               ------------
                                                    261,774
                                               ------------
            RUBBER & PLASTICS -- 0.1%
    24,000  Furon Co.........................       510,000
    36,100  Lamson & Sessions Co.*...........       261,725
                                               ------------
                                                    771,725
                                               ------------
            SCHOOLS -- 0.6%
    27,100  Berlitz International, Inc.*.....       562,325
    68,400  ITT Educational Services,
            Inc.*............................     1,581,750
    86,800  National Education Corp.*........     1,323,700
                                               ------------
                                                  3,467,775
                                               ------------
            SHOES & RELATED APPAREL -- 1.1%
    25,175  Barry (R.G.) Corp.*..............       276,925
    48,700  Brown Group, Inc.................       894,863
    45,300  Converse, Inc.*..................       770,100
    11,900  Fuqua Enterprises, Inc.*.........       288,575
    66,200  Genesco, Inc.*...................       612,350
    62,200  L.A. Gear, Inc.*.................       116,625
    29,900  Timberland Co., Class A*.........     1,136,200
    61,987  Wolverine World Wide, Inc........     1,797,623
                                               ------------
                                                  5,893,261
                                               ------------

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            SOAP & CLEANING -- 0.5%
    53,100  Church & Dwight Co., Inc.........  $  1,214,663
    21,600  NCH Corp.........................     1,301,400
                                               ------------
                                                  2,516,063
                                               ------------
            STEEL -- PIPES & TUBES -- 0.2%
    37,500  NS Group, Inc.*..................       168,750
    36,700  Quanex Corp......................     1,004,663
                                               ------------
                                                  1,173,413
                                               ------------
            STEEL -- PRODUCERS -- 1.1%
   247,700  Armco, Inc.*.....................     1,021,763
    77,600  Birmingham Steel Corp............     1,474,400
    77,900  Chaparral Steel Co...............       944,537
    19,500  Cold Metal Products, Inc.*.......       119,438
    41,400  Geneva Steel Co., Class A*.......       124,200
    58,800  Rouge Steel Co...................     1,242,150
   113,700  Weirton Steel Corp.*.............       397,950
    68,600  WHX Corp.*.......................       608,825
                                               ------------
                                                  5,933,263
                                               ------------
            STEEL -- SPECIALTY -- 1.1%
    39,900  Carpenter Technology.............     1,461,337
    83,900  J & L Specialty Steel, Inc.......       954,363
    40,100  Lukens, Inc......................       807,013
    41,500  Material Sciences Corp.*.........       747,000
    52,600  Oregon Steel Mills, Inc..........       881,050
    41,730  RMI Titanium Co.*................     1,173,656
                                               ------------
                                                  6,024,419
                                               ------------
            TELECOMMUNICATION EQUIPMENT -- 0.6%
    56,000  General Datacomm Industries,
            Inc.*............................       588,000
    20,685  Intellicall, Inc.*...............       118,939
    56,100  Network Equipment Technologies,
            Inc.*............................       925,650
    23,100  Plantronics, Inc.*...............     1,039,500
    17,800  Tech-Sym Corp.*..................       529,550
    37,900  Titan Corp.*.....................       127,912
                                               ------------
                                                  3,329,551
                                               ------------
            TEXTILE -- APPAREL -- 1.3%
    55,300  Authentic Fitness Corp...........       663,600
    71,400  Chaus (Bernard), Inc.*...........       116,025
    26,500  Chic by H.I.S., Inc.*............       125,875
    66,500  Delta Woodside Industries,
            Inc..............................       423,937
    27,600  Farah, Inc.*.....................       213,900
    17,600  He-Ro Group, Ltd.*...............        12,100
    57,650  Kellwood Co......................     1,153,000
     5,400  Munsingwear, Inc.*...............        48,600
    18,600  Oneita Industries, Inc.*.........        32,550
    23,900  Oxford Industries, Inc...........       573,600
    73,300  Phillips Van Heusen..............     1,053,688
    40,900  Salant Corp.*....................       132,925
    31,000  Signal Apparel Co., Inc.*........        93,000
    41,600  St. John Knits, Inc..............     1,809,600
    81,000  Tultex Corp.*....................       567,000
    39,200  Worldtex, Inc.*..................       347,900
                                               ------------
                                                  7,367,300
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            TEXTILE -- HOME FURNISHINGS -- 0.2%
    21,700  Crown Crafts, Inc................  $    217,000
    24,300  Fieldcrest Cannon, Inc.*.........       388,800
    28,900  Pillowtex Corp...................       520,200
                                               ------------
                                                  1,126,000
                                               ------------
            TEXTILE -- PRODUCTS -- 0.9%
    19,400  Belding Heminway Co., Inc.*......        46,075
   174,500  Collins & Aikman Corp.*..........     1,090,625
    74,300  Cone Mills Corp.*................       585,113
    38,500  Dyersburg Corp...................       269,500
    31,900  Galey & Lord, Inc.*..............       474,512
    38,300  Guilford Mills, Inc..............     1,019,737
    28,625  Johnston Industries, Inc.........       207,531
    76,500  Polymer Group Inc.*..............     1,061,438
    23,500  Texfi Industries, Inc.*..........        55,813
                                               ------------
                                                  4,810,344
                                               ------------
            TOBACCO -- 0.8%
    50,300  Brooke Group, Ltd................       251,500
    12,000  Culbro Corp.*....................       778,500
    89,900  Dimon, Inc.......................     2,078,937
    34,200  Schweitzer-Mauduit
            International....................     1,081,575
    25,234  Standard Commercial Corp.........       510,988
                                               ------------
                                                  4,701,500
                                               ------------
            TOOLS -- HAND HELD -- 0.3%
    19,200  Starrett (L.S.) Co., Class A.....       544,800
    33,400  Toro Co..........................     1,219,100
                                               ------------
                                                  1,763,900
                                               ------------
            TOYS/GAME/HOBBY -- 0.3%
    27,400  Galoob (Lewis) Toys, Inc.*.......       383,600
    94,400  Tyco Toys, Inc.*.................     1,109,200
                                               ------------
                                                  1,492,800
                                               ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.4%
    57,300  Airborne Freight Corp............     1,339,387
    51,200  Pittston Burlington Group........     1,024,000
                                               ------------
                                                  2,363,387
                                               ------------
            TRANSPORTATION -- AIRLINE -- 0.2%
    36,900  Alaska Airgroup, Inc.*...........       774,900
    41,400  Worldcorp, Inc.*.................       181,125
                                               ------------
                                                    956,025
                                               ------------
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.3%
    96,000  Fruehauf Trailer Corp.*..........        11,520
    38,300  Greenbrier Cos., Inc.............       397,362
   102,300  Westinghouse Air Brake Co........     1,291,537
                                               ------------
                                                  1,700,419
                                               ------------
            TRANSPORTATION -- SHIPPING -- 0.7%
    17,950  International Shipholding
            Corp.............................       332,075
    31,800  Maritrans, Inc...................       194,775
    84,400  OMI Corp.*.......................       738,500
    30,000  Sea Containers, Ltd., Class B....       468,750
    47,200  Teekay Shipping Corp.............     1,545,800
    47,400  Todd Shipyards Corp.*............       308,100
                                               ------------
                                                  3,588,000
                                               ------------

                                  Continued

THE KENT                            SMALL COMPANY GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            TRANSPORTATION -- TRUCKING -- 0.0%
    23,900  Matlack Systems, Inc.*...........  $    164,312
                                               ------------
            UTILITIES -- ELECTRIC POWER -- 2.5%
    19,800  Bangor Hydro-Electric Co.........       183,150
    39,200  Black Hills Corp.................     1,102,500
    44,100  Central Hudson Gas & Electric
            Corp.............................     1,383,638
    88,200  Central Maine Power Co...........     1,025,325
    31,500  Central Vermont Public Service
            Corp.............................       378,000
    32,500  CILCORP, Inc.....................     1,190,313
    54,000  Commonwealth Energy System.......     1,269,000
    41,400  Empire District Electric Co......       776,250
    13,100  Green Mountain Power Corp........       312,763
    26,000  Interstate Power Co..............       754,000
    24,200  Northwestern Public Service
            Co...............................       828,850
    37,100  Orange & Rockland Utilities......     1,330,962
    21,000  St. Joseph Light & Power Co......       322,875
    29,700  TNP Enterprises, Inc.............       813,037
    81,320  Tucson Electric Power Co.*.......     1,351,945
    32,700  United Illuminating Co...........     1,025,962
                                               ------------
                                                 14,048,570
                                               ------------
            UTILITIES -- GAS DISTRIBUTION -- 3.1%
    43,250  Atmos Energy Corp................     1,032,594
    36,400  Bay State Gas Co.................     1,028,300
    24,850  Cascade Natural Gas Corp.........       422,450
    10,100  Chesapeake Utilities Corp........       170,438
    24,200  Connecticut Energy Corp..........       514,250
    27,000  Connecticut Natural Gas Corp.....       688,500
    29,500  Energen Corp.....................       892,375
     8,700  Energynorth, Inc.................       189,225
    57,100  Indiana Energy, Inc..............     1,391,812
    47,500  Laclede Gas Co...................     1,145,937
    44,900  New Jersey Resources Corp........     1,313,325
    17,700  North Carolina Natural Gas.......       511,087
    24,800  NUI Corp.                               561,100
    14,500  Pennsylvania Enterprises, Inc....       636,187
    51,100  Public Service Co. of North
            Carolina.........................       932,575
    29,100  South Jersey Industries, Inc.....       709,313
    46,305  Southern Union Co.*..............     1,018,710
    66,500  Southwest Gas Corp...............     1,280,125
    67,000  Southwestern Energy Co...........     1,013,375
    65,600  Washington Energy Co.............     1,353,000
    28,300  Yankee Energy System, Inc........       604,912
                                               ------------
                                                 17,409,590
                                               ------------
            UTILITIES -- WATER SUPPLY -- 0.8%
    18,600  Aquarion Co......................       518,475
    16,900  California Water Service Co......       709,800
    20,400  E'town Corp......................       645,150
    49,650  Philadelphia Suburban Corp.......       986,794
    21,200  Southern California Water........       461,100
    86,200  United Water Resources, Inc......     1,336,100
                                               ------------
                                                  4,657,419
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            WIRE & CABLE PRODUCTS -- 0.3%
    17,800  Barnes Group, Inc................  $  1,068,000
    22,800  Insteel Industries, Inc..........       202,350
    24,680  Keystone Consolidated
            Industries*......................       203,610
    14,500  National-Standard Co.*...........       108,750
                                               ------------
                                                  1,582,710
                                               ------------
            TOTAL COMMON STOCKS..............   553,106,743
                                               ------------
            (Cost $446,652,911)

 PRINCIPAL
  AMOUNT
-----------
                         U.S. GOVERNMENT OBLIGATION -- 0.2%
 $1,135,000  U.S. Treasury Bill,
             5.08%**, 6/26/97 (b)............  $  1,106,648
                                               ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATION......................     1,106,648
                                               ------------
             (Cost $1,107,478)
                                   COMMERCIAL PAPER -- 0.8%
             FINANCE -- 0.8%
  4,137,213  Ford Motor Credit, 6.00%,
             1/2/97..........................     4,137,213
                                               ------------
             TOTAL COMMERCIAL PAPER..........     4,137,213
             (Cost $4,137,213)

TOTAL INVESTMENTS............................   558,350,604
(Cost $451,897,602)(a) -- 100.0%
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%........................       165,992
                                               ------------
NET ASSETS -- 100.00%........................  $558,516,596
                                               =============

---------------
Percentages indicated are based on net assets of $558,516,596.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $74,000. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation....................  $144,148,085
Unrealized depreciation....................
                                              (37,769,083)
                                             ------------
Net unrealized appreciation................
                                             $106,379,002
                                             =============

(b) Security has been deposited as initial margin on open futures contract.

(c) Name change to Applied Industrial Technology, Inc. effective 1/2/97.

 * Non-income producing securities.
** Annualized yield at time of purchase.

At December 31, 1996, the Fund's open future contracts were as follows:

  # OF              OPENING           CURRENT         MARKET
CONTRACTS        CONTRACT TYPE        POSITION        VALUE
---------     -------------------    ----------     ----------
    20        Russell 2000 Index,    $3,585,200     $3,627,500
                    3/21/97

                       See Notes to Financial Statements.

THE KENT                         INTERNATIONAL GROWTH FUND
FUNDS                            PORTFOLIO OF INVESTMENTS
                                 DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS -- 96.2%
            AUSTRALIA -- 2.5%
    38,993  Amcor Ltd........................  $    250,550
    18,100  Australian Gas Light Co., Ltd....       102,932
    10,658  Australian National Industries
            Ltd..............................        10,581
    72,270  Boral Ltd........................       205,495
    13,819  Brambles Industries Ltd..........       269,456
   137,916  Broken Hill Proprietary Co.,
            Ltd..............................     1,962,965
    16,999  Burns, Philp & Co., Ltd..........        30,243
    31,309  Coca-Cola Amatil Ltd.............       334,466
    67,737  Coles Myer Ltd...................       278,686
    21,036  CRA Ltd..........................       329,982
    31,100  Crown Ltd.*......................        64,964
    61,118  CSR Ltd..........................       213,590
     6,153  Email Ltd........................        19,890
     7,100  Faulding (F.H.) & Co., Ltd.......        47,990
   122,736  Foster's Brewing Group Ltd.......       248,583
    45,016  General Property Trust Units.....        87,598
    37,200  Gio Australia Holdings Ltd.......        95,139
    78,403  Goodman Fielder Ltd..............        97,144
    15,900  Great Central Mines Ltd..........        45,211
    24,600  Hardie (James) Industries Ltd....        77,373
    18,470  ICI Australia Ltd................       200,244
    16,200  Leighton Holdings Ltd............        69,481
    15,184  Lend Lease Corp., Ltd............       294,263
   102,215  M.I.M. Holdings Ltd..............       142,885
    98,214  National Australia Bank Ltd......     1,154,503
    15,077  Newcrest Mining Ltd..............        59,875
   135,619  News Corp., Ltd..................       715,234
    95,800  Normandy Mining Ltd..............       132,396
    44,461  North Ltd........................       129,953
    63,900  Pacific Dunlop Ltd...............       162,409
    55,488  Pioneer International Ltd........       165,269
    11,700  Plutonic Resources Ltd...........        54,363
    17,750  QBE Insurance Group Ltd..........        93,470
    40,855  QCT Resources Ltd................        55,164
    13,239  RGC Ltd..........................        58,780
     8,400  Rothmans Holdings Ltd............        54,041
    33,592  Santos Ltd.......................       136,071
    11,644  Smith (Howard) Ltd...............        95,720
    37,032  Southcorp Holdings Ltd...........       117,651
     2,000  Stockland Trust Group............         5,163
    34,300  Sydney Harbour Casino Holdings
            Ltd.*............................        52,851
    18,800  TABCORP Holdings Ltd.............        89,592
    70,086  Westfield Trust Units............       132,485
   128,412  Westpac Banking Corp., Ltd.......       730,262
    76,193  WMC Ltd..........................       479,897
                                               ------------
                                                 10,154,860
                                               ------------
            AUSTRIA -- 1.6%
    18,750  Bank Austria AG..................     1,383,823
       100  Bank Austria AG, Participating
            Certificates.....................         3,229
     3,400  Boehler-Uddeholm AG..............       243,092
     9,320  Creditanstalt-Bankverein.........       630,245

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            AUSTRIA (CONTINUED)
     2,280  EA-Generali AG...................   $   673,091
     6,500  Flughafen Wien AG................       331,010
       500  Oesterreichische
            Brau-Beteiligungs AG.............        33,904
    10,069  Oesterreichische
            Elektrizitaetswirtschafts AG --
            Class A..........................       752,885
     8,740  OMV AG...........................       984,501
        75  Radex-Heraklith
            Industriebeteiligungs AG.........         2,373
       100  Steyr-Daimler-Puch AG*...........         1,596
     4,900  VA Technologie AG................       768,257
     2,133  Wienerberger Baustoffindustrie
            AG...............................       413,237
                                               ------------
                                                  6,221,243
                                               ------------
            BELGIUM -- 0.8%
     1,625  Cimenteries CBR Cementbedrijven..       147,590
     3,400  Delhaize-Le Lion SA..............       201,766
     3,100  Electrabel SA....................       732,925
     2,000  Fortis AG........................       320,484
       683  Generale de Banque SA............       244,585
     1,300  Groupe Bruxelles Lambert SA......       167,184
       652  Kredietbank NV...................       213,471
     1,097  PetroFina SA.....................       348,808
       850  Royale Belge.....................       175,274
       450  Solvay SA........................       275,189
       568  Tractebel........................       264,201
     1,422  Union Miniere Group*.............        96,248
                                               ------------
                                                  3,187,725
                                               ------------
            DENMARK -- 2.2%
        28  Aarhus Oliefabrik AS -- Class
            A................................         1,448
         9  Aarhus Oliefabrik AS -- Class
            B................................           467
     6,360  Carlsberg AS -- Class A..........       429,110
     5,205  Carlsberg AS -- Class B..........       351,182
    10,095  Danisco AS.......................       612,658
    10,147  Den Danske Bank..................       817,071
        39  D/S 1912 -- Class B..............     1,001,626
        29  D/S Svendborg AS -- Class B......     1,086,472
     1,643  FLS Industries AS -- Class B.....       210,287
        42  GN Store Nord AS.................         4,094
     2,190  ISS International Service System
            AS, Series B.....................        57,545
     1,185  Korn-OG Foderstof Kompagniet AS..        47,989
       134  Lauritzen (J.) Holding AS --
            Class B*.........................        15,674
       111  NKT Holding AS...................         6,586
     7,423  Novo Nordisk AS -- Class B.......     1,396,789
     6,974  Ostasiatiske Kompagni AS*........       151,328
        84  Radiometer AS -- Class B.........         4,984
       320  SAS Danmark AS...................         3,960
       327  Sophus Berendsen AS -- Class A...        42,130
     3,506  Sophus Berendsen AS -- Class B...       450,515

                                  Continued

THE KENT                       INTERNATIONAL GROWTH FUND
FUNDS                          PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            DENMARK (CONTINUED)
       556  Superfos AS......................  $     70,220
    26,100  Tele Danmark AS -- Class B.......     1,437,978
     9,693  Unidanmark AS -- Class A.........       501,172
                                               ------------
                                                  8,701,285
                                               ------------
            FINLAND -- 0.4%
       800  Amer Group Ltd...................        16,490
     1,300  Cultor OY, Series 2..............        66,847
     1,500  Instrumentarium Group, Series
            B................................        54,350
       500  Kone Corp. -- Class B............        55,109
    14,606  Merita Ltd. -- Class A*..........        45,317
     4,100  Metra OY -- Class B..............       229,507
    11,600  Nokia AB -- Class A..............       671,485
       800  Pohjola Insurance Group, Series
            B................................        17,965
       750  Stockmann AB -- Class B..........        44,749
    14,560  UPM-Kymmene Corp.*...............       304,846
                                               ------------
                                                  1,506,665
                                               ------------
            FRANCE -- 8.2%
     2,550  Accor SA.........................       322,261
    14,537  Alcatel Alsthom..................     1,165,480
    17,400  AXA SA...........................     1,104,499
    16,500  Banque Nationale de Paris........       637,309
     1,466  Bouygues.........................       151,711
     1,900  Canal Plus.......................       418,833
     3,480  Carrefour SA.....................     2,259,872
       498  Chargeurs International SA*......        24,619
       500  Club Mediterranee SA.............        32,392
     1,972  Compagnie Bancaire SA............       232,904
     7,733  Compagnie de Saint Gobain........     1,091,808
    13,017  Compagnie de Suez SA.............       552,355
     9,864  Compagnie Financiere de
            Paribas -- Class A...............       665,792
        50  Compagnie Generale de Geophysique
            SA*..............................         3,462
    11,018  Compagnie Generale des Eaux......     1,362,749
       320  Comptoirs Modernes...............       172,350
       500  CPR (Compagnie Parisenne de
            Reescompte)......................        39,798
       816  Credit National..................        46,900
     1,050  Dollfus-Mieg & Cie...............        25,408
    24,567  Elf Aquitane SA..................     2,231,887
     2,000  Eridania Beghin-Say SA...........       321,232
       500  Essilor International............       151,479
     4,000  Etablissements Economiques du
            Casino Guichard-Perrachon........       185,891
     1,050  Finextel.........................        16,198
     6,521  Groupe Danone....................       906,890
       525  Groupe Saint Louis...............       130,474
       200  GTM ENTREPOSE SA.................         9,233
     5,075  Havas SA.........................       355,336
     1,195  Imetal SA........................       176,075
     7,421  Lafarge SA.......................       444,369
     5,400  Lagardere SCA....................       147,913
     6,473  L'Air Liquide....................     1,008,539
     2,200  Legrand SA.......................       374,091
     6,009  L'OREAL..........................     2,258,546

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            FRANCE (CONTINUED)
     7,820  LVMH (Moet Hennessy Louis
            Vuitton).........................  $  2,179,602
     5,833  Lyonnaise des Eaux SA............       541,815
     9,200  Michelin -- Class B Registered...       495,682
     3,050  Moulinex*........................        70,108
     1,350  Nord-Est SA......................        33,525
       498  Pathe SA*........................       119,741
     3,500  Pernod Ricard....................       193,220
     1,748  Pinault-Printemps-Redoute SA.....       691,973
     1,300  Primagaz Cie.....................       152,787
     1,450  Promodes.........................       408,609
     3,962  PSA Peugeot......................       445,071
    29,600  Rhone-Poulenc -- Class A.........     1,007,214
       200  Sagem SA.........................       120,414
     9,323  Sanofi SA........................       925,353
    10,700  Schneider SA.....................       493,760
     2,600  SEFIMEG..........................       188,046
     3,200  SEITA............................       133,571
     1,600  Sidel SA.........................       109,873
       918  Simco SA.........................        79,991
     2,200  Societe BIC SA...................       329,234
       192  Societe Eurafrance SA............        82,802
     8,189  Societe Generale.................       883,682
       510  Sodexho SA.......................       283,511
     9,425  Thomson CSF......................       305,118
    21,800  Total SA -- Class B..............     1,769,584
       800  Unibail..........................        79,404
    27,600  Union des Assurances de Paris....       687,513
       572  Union Immobiliere de France......        46,596
    19,300  Usinor Sacilor...................       280,289
     5,538  Valeo SA.........................       340,883
                                               ------------
                                                 32,507,626
                                               ------------
            GERMANY -- 9.8%
     4,100  Adidas AG........................       353,836
     2,040  AGIV AG*.........................        29,784
     2,060  Allianz AG Holding...............     3,702,658
       178  AMB Aachener & Muenchener
            Beteiligungs AG, Bearer..........       115,501
       366  AMB Aachener & Muenchener
            Beteiligungs AG, Registered......       261,240
    55,480  BASF AG..........................     2,124,003
    64,140  Bayer AG.........................     2,599,130
    23,320  Bayerische Hypotheken-und
            Weschel-Bank AG..................       702,123
    23,980  Bayerische Vereinsbank AG........       970,958
     7,860  Beiersdorf AG, Series ABC........       389,147
     2,970  Bilfinger & Berger Bau AG........       110,235
     4,870  Continental AG...................        88,008
    46,770  Daimler-Benz AG*.................     3,201,743
       732  Degussa AG.......................       332,488
    45,460  Deutsche Bank AG.................     2,117,973
    34,680  Deutsche Lufthansa AG............       467,618
   185,000  Deutsche Telekom AG*.............     3,853,394
     1,630  Douglas Holding AG...............        65,576
    40,460  Dresdner Bank AG.................     1,207,676
     2,480  Fag Kugelfischer Georg Schaefer
            AG...............................        33,874

                                  Continued

THE KENT                   INTERNATIONAL GROWTH FUND
FUNDS                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            GERMANY (CONTINUED)
     3,700  Heidelberger Zement AG...........  $    298,188
     4,730  Hochtief AG......................       185,688
       791  Karstadt AG......................       262,793
     3,830  Kloeckner-Humboldt-Deutz AG*.....        18,142
       765  Linde AG.........................       464,130
       761  MAN AG...........................       183,447
     3,280  Mannesmann AG....................     1,409,385
    15,600  Merck KGaA.......................       560,285
     8,239  Metro AG*........................       644,211
       726  Muenchener Rueckversicherungs-
            Gesellschaft AG..................     1,759,519
     1,331  Preussag AG......................       300,555
       796  PWA Papierwerke Waldhof-
            Aschaffenburg AG.................       104,852
    30,650  RWE AG...........................     1,280,805
     5,500  SAP AG...........................       751,245
     6,200  Schering AG......................       522,598
    50,970  Siemens AG.......................     2,362,115
     2,834  Thyssen AG.......................       501,845
    44,390  VEBA AG..........................     2,549,148
     2,312  Viag AG..........................       903,882
     2,493  Volkswagen AG....................     1,031,262
                                               ------------
                                                 38,821,060
                                               ------------
            HONG KONG -- 1.7%
    79,182  Bank of East Asia Ltd............       352,148
    86,000  Cathay Pacific Airways...........       135,643
    74,000  Cheung Kong Holdings Ltd.........       657,725
    61,400  China Light & Power Co., Ltd.....       273,065
    57,800  Hang Seng Bank Ltd...............       702,418
     4,600  Hong Kong Aircraft Engineering
            Co., Ltd.........................        14,154
   320,800  Hong Kong Telecommunications
            Ltd..............................       516,349
   139,375  Hong Kong & China Gas Co., Ltd...       269,380
    20,000  Hong Kong & Shanghai Hotels
            Ltd..............................        37,750
   130,000  Hopewell Holdings Ltd............        84,034
   119,000  Hutchison Whampoa Ltd............       934,616
    34,000  Hysan Development Co., Ltd.......       135,385
    26,000  Johnson Electric Holdings Ltd....        71,933
     7,200  Lai Sun Garment International
            Ltd..............................        11,449
    11,000  Miramar Hotel & Investment
            Ltd..............................        22,043
    59,000  New World Development Co., Ltd...       398,546
       595  Regal Hotels International.......           208
    32,258  Shun Tak Holdings Ltd............        21,478
   130,000  South China Morning Post Holdings
            Ltd.*............................       107,563
    72,100  Sun Hung Kai Properties Ltd......       883,190
    47,000  Swire Pacific Ltd. -- Class A....       448,126
    33,270  Tai Cheung Holdings Ltd..........        31,399


                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            HONG KONG (CONTINUED)
    16,000  Television Broadcasts Ltd........  $     63,917
    71,000  Wharf Holdings Ltd...............       354,312
    17,496  Wing Lung Bank...................       118,751
                                               ------------
                                                  6,645,582
                                               ------------
            ITALY -- 3.5%
    81,563  Assicurazioni Generali...........     1,542,214
   139,600  Banca Commerciale Italiana.......       253,401
    54,694  Banco Ambrosiano Veneto SpA......       131,294
    38,900  Banco Ambrosiano Veneto SpA di
            Risp, (Non-convertible)..........        72,658
    18,400  Banco Popolare di Milano.........        93,180
    15,400  Benetton Group SpA...............       194,361
    11,300  Burgo (Cartiere) SpA.............        52,022
     1,900  Cementir SpA.....................         1,213
   198,000  Credito Italiano SpA.............       216,947
    56,000  Edison SpA.......................       353,568
   723,800  Ente Nazionale Idrocarburi SpA
            (ENI)............................     3,705,875
   249,280  Fiat SpA.........................       752,512
    63,400  Fiat SpA di Risp,
            (Non-convertible)................       110,914
     7,900  Impregilo SpA*...................         6,131
    69,700  Istituto Bancario San Paolo di
            Torino...........................       426,314
    45,500  Istituto Mobiliare Italiano
            SpA..............................       389,017
   303,500  Istituto Nazionale delle
            Assicurazioni....................       394,420
    14,350  Italcementi SpA..................        80,220
       900  Italcementi SpA di Risp, (Non-
            convertible).....................         2,199
    58,500  Italgas SpA......................       243,734
    14,000  La Rinascente SpA................        81,026
    38,500  Magneti Marelli SpA..............        47,729
    42,075  Mediobanca SpA...................       226,494
    11,400  Mondadori (Arnoldo) Editore SpA..        92,595
   348,762  Montedison SpA*..................       237,172
     1,600  Montedison SpA di Risp, (Non-
            convertible)*....................         1,017
   300,800  Olivetti Group SpA*..............       105,839
   100,700  Parmalat Finanziaria SpA.........       153,649
   129,800  Pirelli SpA......................       240,307
    20,900  Pirelli SpA di Risp, (Non-
            convertible).....................        30,721
    29,062  Riunione Adriatica di Sicurta
            SpA..............................       270,455
    10,923  Riunione Adriatica di Sicurta SpA
            di Risp, (Non-convertible).......        57,830
     9,900  Sasib SpA........................        30,927
    19,400  Sirti SpA........................       117,382
    35,600  Snia BPD SpA.....................        36,759
       900  Snia BPD SpA di Risp, (Non-
            convertible).....................           666
    10,800  Societa Assicuratrice Industriale
            (SAI) SpA........................        99,441
   534,160  Telecom Italia Mobile SpA........     1,347,257

                                  Continued

THE KENT                       INTERNATIONAL GROWTH FUND
FUNDS                          PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            ITALY (CONTINUED)
   138,260  Telecom Italia Mobile SpA di
            Risp, (Non-convertible)..........  $    196,865
   525,260  Telecom Italia SpA...............     1,361,081
   138,260  Telecom Italia SpA di Risp, (Non-
            convertible).....................       269,155
                                               ------------
                                                 14,026,561
                                               ------------
            JAPAN -- 32.8%
    10,000  Acom Co., Ltd....................       425,605
     5,400  Advantest Corp...................       252,623
    48,000  Ajinomoto Co., Inc...............       487,981
    12,000  Alps Electric Co.................       130,266
    27,000  Amada Co., Ltd...................       209,356
    22,000  Aoki Corp.*......................        45,679
     5,000  Aoyama Trading Co., Ltd..........       132,679
     3,100  Arabian Oil Co., Ltd.*...........       114,845
   176,000  Asahi Bank Ltd...................     1,561,816
    32,000  Asahi Breweries Ltd..............       330,835
   109,000  Asahi Chemical Industry Co.,
            Ltd..............................       616,042
    88,000  Asahi Glass Co., Ltd.............       826,398
    44,000  Ashikaga Bank Ltd................       211,907
     2,000  Autobacs Seven Co., Ltd..........       141,122
   353,200  Bank of Tokyo -- Mitsubishi......     6,542,431
    85,000  Bank of Yokohama Ltd.............       549,237
    60,000  Bridgestone Corp.................     1,137,245
    14,000  Brother Industries Ltd...........        60,308
    64,000  Canon, Inc.......................     1,411,562
    19,000  Casio Computer Co., Ltd..........       146,670
    58,000  Chiba Bank Ltd...................       394,762
    41,000  Chichibu Onoda Cement Corp.......       174,145
    10,000  Chiyoda Corp.....................        64,702
    17,000  Chugai Pharmaceutical Co.,
            Ltd..............................       142,069
    22,000  Citizen Watch Co., Ltd...........       157,319
    51,000  Cosmo Oil Co., Ltd...............       244,740
     9,000  Credit Saison Co., Ltd...........       200,827
     3,000  CSK Corp.........................        78,573
    19,000  Daicel Chemical Industries
            Ltd..............................        88,886
    42,000  Daido Steel Co., Ltd.............       155,596
    53,000  Daiei, Inc.......................       404,110
     5,000  Daifuku Co., Ltd.................        62,893
    19,000  Daiichi Pharmaceutical Co........       304,471
    18,000  Daikin Industries Ltd............       159,731
    14,000  Daimaru, Inc.....................        74,662
    56,000  Dainippon Ink & Chemicals,
            Inc..............................       206,979
    56,000  Dainippon Printing Co., Ltd......       979,409
     8,000  Dainippon Screen Manufacturing
            Co., Ltd.........................        58,930
     7,000  Daito Trust Construction Co.,
            Ltd..............................        77,798
    38,000  Daiwa House Industry Co., Ltd....       487,809
     7,000  Daiwa Kosho Lease Co., Ltd.......        53,674
   101,000  Daiwa Securities Co., Ltd........       896,269
    27,000  Denki Kagaku Kogyo KK............        66,296
    65,000  Denso Corp.......................     1,562,419
    20,000  Ebara Corp.......................       260,188
    19,650  Eisai Co., Ltd...................       385,991
    17,100  Fanuc Co., Ltd...................       546,575
   219,000  Fuji Bank........................     3,188,679

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
    38,000  Fuji Photo Film Co., Ltd.........  $  1,250,625
    24,000  Fujikura Ltd.....................       191,884
    25,000  Fujita Corp......................        71,724
     8,000  Fujita Kanko, Inc................       148,186
   139,000  Fujitsu Ltd......................     1,293,357
    46,000  Furukawa Electric Co.............       217,576
    38,000  Gunma Bank.......................       330,663
    12,000  Gunze Ltd........................        62,135
    61,000  Hankyu Corp......................       302,188
    13,000  Hankyu Department Stores.........       128,802
    32,000  Haseko Corp.*....................        85,466
    13,000  Higo Bank........................        86,577
     2,000  Hirose Electric..................       115,620
   252,000  Hitachi Ltd......................     2,344,792
    71,000  Hitachi Zosen Corp...............       275,265
    49,000  Hokuriku Bank....................       239,786
    73,000  Honda Motor Co., Ltd.............     2,081,761
     5,000  House Foods Industry.............        80,555
     8,000  Hoya Corp........................       313,604
    17,000  Inax.............................       125,665
   192,000  Industrial Bank of Japan.........     3,324,890
    15,000  Isetan Co........................       193,849
   107,000  Itochu Corp......................       573,395
    12,000  Itoham Foods.....................        74,231
    31,000  ITO-Yokado Co., Ltd..............     1,346,084
   134,000  Japan Airlines*..................       710,002
    78,000  Japan Energy Corp................       211,683
     9,000  JGC Corp.........................        67,382
    66,200  Joyo Bank........................       398,101
    23,000  JUSCO Co.........................       778,754
    72,000  Kajima Corp......................       513,621
    13,000  Kamigumi Co., Ltd................        85,121
     9,000  Kandenko Co., Ltd................        85,293
    26,000  Kanebo Ltd.*.....................        53,537
    18,000  Kaneka Corp......................        91,962
    72,900  Kansai Electric Power Co, Inc....     1,507,366
    45,000  Kao Corp.........................       523,391
   104,000  Kawasaki Heavy Industries........       429,189
    30,000  Kawasaki Kisen Kaisha Ltd.*......        68,235
   246,000  Kawasaki Steel Corp..............       705,764
    36,000  Keihin Electric Express
            Railway..........................       164,694
    10,000  Kikkoman.........................        59,016
    19,000  Kinden Corp......................       240,631
   122,000  Kinki Nippon Railway.............       759,938
    79,000  Kirin Brewery Co., Ltd...........       775,911
     3,000  Kissei Pharmaceutical Co.........        59,447
     9,000  Kokuyo Co., Ltd..................       221,763
    74,000  Komatsu Ltd......................       605,669
     4,000  Komori Corp......................        84,776
    25,000  Konica Corp......................       165,417
    10,000  Koyo Seiko Co., Ltd..............        82,709
   106,000  Kubota Corp......................       510,502
    35,000  Kumagai Gumi Co., Ltd............        86,543
    24,000  Kuraray Co., Ltd.................       221,246
     9,000  Kurita Water Industries..........       181,442
    13,000  Kyocera Corp.....................       808,650
    31,000  Kyowa Hakko Kogyo Co., Ltd.......       236,099

                                  Continued

THE KENT                            INTERNATIONAL GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
    15,000  Lion Corp........................  $     74,309
     5,000  Maeda Road Construction..........        57,724
    11,000  Makita Corp......................       153,528
   113,000  Marubeni Corp....................       484,828
    27,000  Marui Co., Ltd...................       486,172
   159,000  Matsushita Electric Industrial
            Co., Ltd.........................     2,589,041
    15,000  Meiji Milk Products Co., Ltd.....        76,247
    27,000  Meiji Seika......................       139,804
    31,000  Minebea Co., Ltd.................       258,534
   165,000  Mitsubishi Chemical Corp.........       533,083
   118,000  Mitsubishi Corp..................     1,219,953
   162,000  Mitsubishi Electric Corp.........       963,039
    98,000  Mitsubishi Estate Co., Ltd.......     1,004,738
    35,000  Mitsubishi Gas Chemical Co.......       125,743
   255,000  Mitsubishi Heavy Industries
            Ltd..............................     2,021,194
    12,000  Mitsubishi Logistics Corp........       155,079
    85,000  Mitsubishi Material Corp.........       342,724
    32,000  Mitsubishi Oil Co., Ltd..........       191,057
    17,000  Mitsubishi Paper Mills...........        66,348
    44,000  Mitsubishi Rayon Co., Ltd........       162,626
    98,000  Mitsubishi Trust & Banking Co....     1,308,693
    53,000  Mitsui Engineering & Shipbuilding
            Co., Ltd.*.......................       107,762
    61,000  Mitsui Fudosan...................       609,632
    51,000  Mitsui Marine & Fire Insurance
            Co., Ltd.........................       273,740
    26,000  Mitsui Mining & Smelting.........        88,481
    79,000  Mitsui OSK Lines, Ltd.*..........       188,533
    55,000  Mitsui Toatsu Chemicals..........       167,270
    90,000  Mitsui Trust & Banking Co........       701,732
   117,000  Mitsui & Co......................       947,532
    34,000  Mitsukoshi Ltd...................       240,786
     5,000  Mori Seiki.......................        68,924
    17,000  Murata Manufacturing Co., Ltd....       563,884
    20,000  Mycal Corp.......................       289,480
     1,000  Nagase & Co......................         8,279
    57,000  Nagoya Railroad Co...............       218,532
    35,000  Nankai Electric Railway..........       188,464
   117,000  NEC Corp.........................     1,411,217
    77,000  New Oji Paper Co.................       486,267
    24,000  NGK Insulators Ltd...............       227,449
    15,000  NGK Spark Plug Co................       164,125
    32,000  Nichido Fire & Marine Insurance
            Co., Ltd.........................       181,959
    16,000  Nichirei Corp....................        77,608
    17,000  Nihon Cement Co., Ltd............        86,560
    26,000  Nikon Corp.......................       322,564
     6,000  Nippon Comsys Co.................        68,235
    81,000  Nippon Express Co., Ltd..........       554,097
    40,000  Nippon Fire & Marine Insurance...       180,925
    38,000  Nippon Light Metal Co............       155,837
    16,000  Nippon Meat Packers, Inc.........       206,772
    92,000  Nippon Oil Co., Ltd..............       471,612
    71,000  Nippon Paper Industries Co.......       330,318
     1,000  Nippon Sharyo Ltd................         7,151
    22,000  Nippon Sheet Glass Co., Ltd......        77,901
                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
    17,000  Nippon Shinpan Co................  $     95,201
    10,000  Nippon Shokubai KK Co............        74,093
   523,000  Nippon Steel Co..................     1,541,018
    88,000  Nippon Yusen Kabushiki Kaisha....       397,277
    19,000  Nishimatsu Construction..........       165,331
   190,000  Nissan Motor Co., Ltd............     1,100,026
    16,000  Nisshinbo Industries.............       124,339
     9,000  Nissin Food Products.............       191,522
    10,000  Nitto Denko Corp.................       146,463
   267,000  NKK Corp.*.......................       600,388
   148,000  Nomura Securities Co., Ltd.......     2,218,661
     8,000  Noritake Co., Ltd................        66,580
    40,000  NSK Ltd..........................       241,923
    33,000  NTN Corp.........................       179,116
    56,000  Obayashi Corp....................       377,289
    52,000  Odakyu Electric Railway..........       311,364
     7,000  Okuma Corp.*.....................        55,725
    13,000  Okumura Corp.....................        78,849
    18,000  Olympus Optical Co., Ltd.........       170,587
    19,000  Omron Corp.......................       356,854
    12,000  Onward Kashiyama Co., Ltd........       168,519
    24,000  Orient Corp......................       128,819
     4,000  Orix Corp........................       166,107
   191,000  Osaka Gas Co.....................       521,642
     1,100  Oyo Corp.........................        47,670
    18,000  Penta-Ocean Construction Co.,
            Ltd..............................        80,021
    12,000  Pioneer Electronic Corp..........       228,483
     8,000  QP Corp..........................        64,789
     8,000  Rohm Co..........................       523,822
   259,000  Sakura Bank Ltd..................     1,847,609
    13,000  Sankyo Aluminum Industry Co......        51,073
    33,000  Sankyo Co., Ltd..................       932,541
    12,000  Sanwa Shutter Corp...............        89,429
   147,000  Sanyo Electric Co................       607,909
    24,000  Sapporo Breweries................       198,501
    13,000  Sato Kogyo.......................        45,248
     8,000  Secom............................       483,157
     6,700  Sega Enterprises.................       225,123
     8,000  Seino Transportation.............        88,223
    15,000  Seiyu Ltd........................       147,325
    41,000  Sekisui Chemical Co..............       413,285
    53,000  Sekisui House Ltd................       538,813
    27,000  77 Bank..........................       220,987
    85,000  Sharp Corp.......................     1,208,323
     2,000  Shimachu.........................        51,176
    10,000  Shimano, Inc.....................       169,725
    59,000  Shimizu Corp.....................       439,692
    25,000  Shin-Etsu Chemical Co............       454,467
    25,000  Shionogi & Co....................       178,125
    29,000  Shiseido Co., Ltd................       334,798
    60,000  Shizuoka Bank....................       635,823
    74,000  Showa Denko KK*..................       169,587
     5,000  Skylark Co., Ltd.................        76,247
     4,000  SMC Corp.........................       268,459
    23,000  Snow Brand Milk Products.........       129,792
    27,200  Sony Corp........................     1,778,651
   238,000  Sumitomo Bank....................     3,424,313

                                  Continued

THE KENT                            INTERNATIONAL GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
   122,000  Sumitomo Chemical Co.............  $    482,450
    80,000  Sumitomo Corp....................       629,275
    53,000  Sumitomo Electric Industries.....       739,726
    12,000  Sumitomo Forestry Co.............       145,774
    63,000  Sumitomo Heavy Industries,
            Ltd.*............................       191,057
    50,000  Sumitomo Marine & Fire
            Insurance........................       310,158
   238,000  Sumitomo Metal Industries........       584,389
    40,000  Sumitomo Metal Mining Co.........       269,148
    23,000  Sumitomo Osaka Cement Co., Ltd...        75,894
    76,000  Taisei Corp......................       392,866
    25,000  Taisho Pharmaceutical Co.........       588,007
    11,000  Takara Shuzo Co., Ltd............        77,238
     7,000  Takara Standard..................        58,198
    21,000  Takashimaya Co...................       251,486
    66,000  Takeda Chemical Industries.......     1,381,752
    69,000  Teijin Ltd.......................       300,801
    14,000  Teikoko Oil Ltd..................        75,868
    64,000  Tobu Railway Co., Ltd............       312,639
       700  Toho Co..........................       101,318
    37,500  Tohoku Electric Power............       743,086
   153,000  Tokai Bank.......................     1,594,986
   117,000  Tokio Marine & Fire Insurance
            Co...............................     1,098,733
    12,000  Tokyo Broadcasting System........       182,993
    11,000  Tokyo Dome Corp..................       191,436
   102,000  Tokyo Electric Power.............     2,232,101
    10,000  Tokyo Electron Ltd...............       305,850
   213,000  Tokyo Gas Co., Ltd...............       576,221
    11,000  Tokyo Steel Manufacturing........       156,371
     5,000  Tokyo Style Co...................        69,785
    22,000  Tokyotokeiba.....................        71,078
    82,000  Tokyu Corp.......................       464,857
    52,000  Toppan Printing Co., Ltd.........       649,608
   106,000  Toray Industries, Inc............       652,968
    42,000  Tosoh Corp.*.....................       143,655
    16,000  Tostem Corp......................       441,113
    24,000  Toto Ltd.........................       272,939
    14,000  Toyo Seikan Kaisha...............       336,521
    49,000  Toyobo Ltd.......................       146,911
    20,000  Toyoda Automatic Loom Works......       373,912
   286,000  Toyota Motor Corp................     8,205,221
    59,000  Ube Industries Ltd...............       166,727
     3,000  Uni-Charm........................        73,404
    25,000  Unitika Ltd.*....................        53,847
    13,000  Uny Co., Ltd.....................       237,443
     8,000  Wacoal Corp......................        88,223
    14,000  Yamaguchi Bank...................       205,049
    13,000  Yamaha Corp......................       220,643
    91,000  Yamaichi Securities Co., Ltd.....       403,765
    24,000  Yamanouchi Pharmaceutical Co.,
            Ltd..............................       492,117
    26,000  Yamato Transport Co., Ltd........       268,803
                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            JAPAN (CONTINUED)
    15,000  Yamazaki Baking Co...............  $    239,080
    83,000  Yasuda Trust & Banking...........       351,107
    18,000  Yokogawa Electric Corp...........       155,079
                                               ------------
                                                130,118,290
                                               ------------
            MALAYSIA -- 1.0%
    16,000  AMMB Holdings Berhad.............       134,310
   180,000  Amsteel Corp. Berhad.............       133,993
   130,000  Golden Hope Plantations Berhad...       221,342
    22,500  Highlands & Lowlands Berhad......        37,597
    63,000  Kuala Lumpur Kepong Berhad.......       159,651
    45,500  Malayan Banking Berhad...........       504,453
    92,400  Malaysia Mining Corp. Berhad.....       106,833
    58,000  Multi-Purpose Holdings Berhad....       112,532
    13,500  Perlis Plantations Berhad........        41,962
    22,000  Perusahaan Otomobil Nasional
            Berhad...........................       139,378
    44,000  Resorts World Berhad.............       200,356
    10,300  Rothmans of Pall Mall (Malaysia)
            Berhad...........................       108,077
    51,000  Selangor Properties Berhad.......        55,937
    11,500  Shell Refining Co. (Malaysia)
            Berhad...........................        33,696
    93,040  Sime Darby Berhad................       366,559
    80,000  Telekom Malaysia Berhad..........       712,729
   123,000  Tenega Nasional Berhad...........       589,308
    32,326  United Engineers (Malaysia)
            Berhad...........................       291,836
     7,000  YTL Corp. Berhad.................        37,695
                                               ------------
                                                  3,988,244
                                               ------------
            NETHERLANDS -- 3.3%
    15,871  ABN Amro Holding NV..............     1,031,313
     4,383  Akzo Nobel NV....................       598,003
     1,880  Assurantieconcern Stad Rotterdam
            anno 1720 NV.....................        74,229
    38,430  Elsevier NV......................       648,744
     2,936  Getronics NV.....................        79,606
     2,670  Heineken NV......................       472,029
     1,920  IHC Caland NV....................       109,557
    34,677  ING Groep NV.....................     1,246,958
     3,862  KLM Royal Dutch Air Lines NV.....       108,510
     6,349  Koninklijke Ahold N.V............       396,414
     5,120  Koninklijke KNP BT NV............       111,591
     1,262  Koninklijke Nederlandsche
            Hoogovens en Staalfabrieken NV...        52,531
     1,100  Koninklijke Pakhoed NV...........        34,340
    22,761  Koninklijke Royal PTT Nederland
            NV...............................       867,155
       968  Oce-Van Der Grinten NV...........       104,985
    16,840  Philips Electronics NV...........       681,491
    25,847  Royal Dutch Petroleum Co.........     4,526,154

                                  Continued

THE KENT                       INTERNATIONAL GROWTH FUND
FUNDS                          PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            NETHERLANDS (CONTINUED)
       249  Stork NV.........................  $      8,767
     7,731  Unilever NV CVA..................     1,365,869
     3,179  Wolters Kluwer NV CVA............       421,787
                                               ------------
                                                 12,940,033
                                               ------------
            NEW ZEALAND -- 0.2%
   109,100  Brierley Investments Ltd.........       100,979
    48,581  Carter Holt Harvey Ltd...........       110,181
       400  Ceramco Corp., Ltd...............           382
     5,100  Fisher & Paykel Industries
            Ltd..............................        19,998
    14,111  Fletcher Challenge Building......        43,369
    14,111  Fletcher Challenge Energy........        40,877
    15,481  Fletcher Challenge Forests.......        25,923
    28,222  Fletcher Challenge Paper.........        58,025
     8,200  Lion Nathan Ltd..................        19,640
    56,765  Telecom Corp. of New Zealand
            Ltd..............................       289,569
                                               ------------
                                                    708,943
                                               ------------
            NORWAY -- 1.7%
    10,500  Aker ASA, Series A...............       233,502
    14,100  Bergesen d.y. ASA -- Class A.....       344,475
     1,400  Bergesen d.y. ASA -- Class B.....        33,326
    61,300  Christiania Bank Og
            Kreditkasse......................       193,921
     1,000  Dyno Industrier ASA..............        25,370
    15,650  Hafslund ASA, Series A...........       115,193
    10,326  Hafslund ASA, Series B...........        70,669
     8,950  Kvaerner ASA, Series A...........       435,209
     2,200  Leif Hoegh & Co. ASA.............        46,512
    60,850  Norsk Hydro ASA..................     3,287,706
     3,200  Norske Skogindustrier ASA --
            Class A..........................       106,744
    16,050  Nycomed ASA, Series A*...........       245,072
    10,326  Nycomed ASA, Series B*...........       158,479
    10,500  Orkla ASA, Series A..............       731,750
     8,300  Petroleum Geo-Services ASA*......       323,661
    73,500  Storebrand ASA*..................       425,895
     1,200  Unitor ASA.......................        15,410
                                               ------------
                                                  6,792,894
                                               ------------
            SINGAPORE -- 1.0%
    53,600  City Developments Ltd............       482,807
    11,000  DBS Land Ltd.....................        40,499
    12,750  Development Bank of Singapore
            Ltd..............................       172,270
    12,000  Fraser & Neave Ltd...............       123,533
    29,600  Haw Par Brothers International
            Ltd..............................        67,291
    11,000  Inchcape Berhad..................        38,218
     2,000  Jurong Shipyard Ltd..............        10,080
     6,000  Keppel Corp., Ltd................        46,754
    60,750  NatSteel Ltd.....................       138,106
    59,000  Neptune Orient Lines Ltd.........        51,036
    26,582  Oversea-Chinese Banking Corp.,
            Ltd..............................       330,655
     1,000  Overseas Union Enterprise Ltd....         5,004
     1,100  Shangri-La Hotel Ltd.............         3,759
    91,000  Singapore Airlines Ltd...........       826,197
     6,000  Singapore Press Holdings Ltd.....        56,190

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            SINGAPORE (CONTINUED)
    10,320  Singapore Press Holdings Ltd.
            (Foreign)........................  $    203,623
   471,000  Singapore Telecommunications
            Ltd..............................     1,111,152
     7,000  Straits Trading Co., Ltd.........        17,014
     8,000  United Industrial Corp., Ltd.....         6,749
     7,350  United Overseas Bank Ltd.........        81,969
    52,000  United Overseas Land Ltd.........        79,181
                                               ------------
                                                  3,892,087
                                               ------------
            SPAIN -- 2.2%
       300  Acerinox SA......................        43,267
     7,927  Autopistas Concesionaria
            Espanola SA......................       109,086
    17,547  Banco Bilbao Vizcaya SA..........       945,642
     9,271  Banco Central
            Hispanoamericano SA..............       237,700
    12,432  Banco Santander SA...............       794,233
     9,500  Corporacion Bancaria de Espana
            SA...............................       424,332
       675  Corporacion Financiera Alba......        68,084
       800  Corporacion Mapfre...............        48,649
     3,400  Dragados & Construcciones SA.....        52,278
       400  Ebro Agricolas, Compania de
            Alimentacion SA..................         7,027
     1,650  El Aguila SA*....................         7,903
       100  Empresa Nacional de Celulosas
            SA...............................         1,195
    20,570  Empresa Nacional de
            Electricidad SA..................     1,461,209
       700  Ercros SA*.......................           431
       752  Fomento de Construcciones y
            Contratas SA.....................        69,953
     2,856  Gas Natural SDG SA...............       663,088
    73,724  Iberdrola SA.....................     1,042,876
       236  Inmobiliaria Metropolitana Vasco
            Central SA.......................         8,663
       200  Inmobiliaria Urbis SA*...........           800
       820  Portland Valderrivas SA..........        55,097
       500  Prosegur, CIA de Seguridad SA....         4,613
    23,798  Repsol SA........................       911,121
     2,498  Sarrio SA........................         8,219
     1,106  Tabacalera SA, Series A..........        47,531
    74,575  Telefonica de Espana.............     1,728,569
     9,566  Union Electrica Fenosa SA........       102,591
     5,400  Uralita SA.......................        42,137
     2,361  Vallehermoso SA..................        51,095
     1,221  Viscofan Industria Navarra de
            Envolturas Celulosicas SA........        17,835
                                               ------------
                                                  8,955,224
                                               ------------
            SWEDEN -- 1.6%
     3,900  ABB AB, Series A.................       439,805
     2,850  ABB AB, Series B.................       322,231
    28,650  Astra AB, Series A...............     1,414,033
     5,000  Astra AB, Series B...............       240,919
     8,250  Atlas Copco AB, Series A.........       199,362
       500  Atlas Copco AB, Series B.........        12,156
     3,700  Electrolux AB, Series B..........       214,586
       300  Esselte AB, Series B.............         6,634

                                  Continued

THE KENT                       INTERNATIONAL GROWTH FUND
FUNDS                          PORTFOLIO OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            SWEDEN (CONTINUED)
     4,400  Scancem AB -- Class A............  $    161,101
    12,000  Skandia Forsakrings AB...........       339,190
       100  Skanska AB, Series B.............         4,416
     9,300  SKF AB, Series A.................       213,158
    10,100  SKF AB, Series B.................       238,890
    14,500  Stora Kopparbergs Bergslags
            Aktiebolag, Series A.............       199,619
     3,250  Stora Kopparbergs Bergslags
            Aktiebolag, Series B.............        44,266
     3,800  Svenska Cellusoa AB, Series B....        77,079
     6,300  Svenska Handlesbanken -- Class
            B................................       173,462
    54,600  Telefonaktiebolaget LM Ericsson,
            Series B.........................     1,687,252
     7,960  Trelleborg AB, Series B..........       105,503
    19,000  Volvo AB, Series B...............       418,789
                                               ------------
                                                  6,512,451
                                               ------------
            SWITZERLAND -- 4.5%
       450  ABB AG, Bearer Shares............       558,009
       390  Adecco SA........................        97,546
       643  Adecco SA -- SICO................       160,825
        40  Alusuisse-Lonza Holding AG,
            Bearer...........................        31,191
       225  Alusuisse-Lonza Holding AG,
            Registered.......................       178,797
    11,220  CS Holding AG, Registered........     1,148,973
         5  Danzas Holding AG, Participating
            Certificates.....................         1,043
        30  Fischer (Georg) AG, Bearer.......        31,056
        65  Grands Magasins Jelmoli SA,
            Bearer*..........................        35,823
       325  Grands Magasins Jelmoli SA,
            Registered*......................        34,371
       436  Holderbank Financiere Glarus
            AG...............................       310,426
     2,360  Nestle SA, Registered............     2,525,707
       461  Novartis AG, Bearer*.............       526,180
     3,709  Novartis AG, Registered*.........     4,234,295
       420  Roche Holding AG.................     3,257,788
        82  Roche Holding AG, Bearer.........       922,157
        15  Schindler Holding AG,
            Participating Certificates.......        16,254
     1,167  Schweizerische
            Bankgesellschaft -- Class B......     1,019,490
       715  Schweizerische
            Rueckversicherungs-Gesellschaft,
            Registered.......................       760,944
     4,380  Schweizerische Bankverein,
            Registered.......................       830,187
        81  SGS Societe Generale de
            Surveillance Holding SA..........       198,470
        25  Sulzer AG, Participating
            Certificates.....................        13,331
       157  Sulzer AG, Registered............        90,384

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            SWITZERLAND (CONTINUED)
       220  Swissair AG, Registered*.........  $    177,446
       260  Valora Holding AG................        49,571
     2,350  Zurich Versicherungsgesellschaft,
            Registered.......................       651,066
                                               ------------
                                                 17,861,330
                                               ------------
            UNITED KINGDOM -- 17.2%
    91,937  Abbey National PLC...............     1,203,588
    10,902  AMEC PLC.........................        17,257
     1,100  Amstrad PLC......................         2,758
    17,957  Anglian Water PLC................       181,306
    12,736  Argos PLC........................       167,496
    43,404  Arjo Wiggins Appleton PLC........       132,956
    57,800  Associated British Foods PLC.....       479,234
   100,206  Barclays PLC.....................     1,715,683
       171  Barratt Developments PLC.........           739
    67,527  Bass PLC.........................       948,739
   202,501  B.A.T. Industries PLC............     1,678,986
    19,014  BBA Group PLC....................       115,187
    24,878  BICC Group PLC...................       117,929
    25,870  Blue Circle Industries PLC.......       157,163
    30,948  BOC Group PLC....................       462,617
    58,068  Boots Co., PLC...................       598,715
    24,797  Bowthorpe PLC....................       191,807
    37,736  BPB PLC..........................       247,655
    27,566  British Aerospace PLC............       603,823
    61,802  British Airways PLC..............       640,388
   287,216  British Gas PLC..................     1,103,446
    28,409  British Land Co., PLC............       251,346
   368,321  British Petroleum Co., PLC.......     4,415,306
   112,200  British Sky Broadcasting Group
            PLC..............................     1,002,281
    94,916  British Steel PLC................       260,700
   411,966  British Telecommunications PLC...     2,781,215
   261,939  BTR PLC..........................     1,273,048
       171  Burmah Castrol PLC...............         3,222
   160,216  Cable & Wireless PLC.............     1,331,133
    63,796  Cadbury Schweppes PLC............       537,683
    13,652  Calor Group PLC..................        69,270
    63,237  Caradon PLC......................       258,640
    43,042  Carlton Communications PLC.......       378,969
    31,787  Chubb Security PLC...............       177,607
    35,426  Coats Viyella PLC................        80,631
       800  Cobham PLC.......................         8,385
    43,173  Commercial Union PLC.............       504,983
    21,004  Courtaulds PLC...................       141,440
     3,534  Courtaulds Textiles PLC..........        13,668
     4,808  De La Rue PLC....................        47,105
     6,722  Delta PLC........................        44,000
     9,988  East Midlands Electricity PLC....       113,750
    32,398  Electrocomponents PLC............       256,145
    27,619  EMI Group PLC....................       652,249
    23,334  English China Clays PLC..........        76,868
    21,296  FKI PLC..........................        73,617
   185,160  General Electric Co., PLC........     1,210,422
    15,117  GKN PLC..........................       258,956
   229,738  Glaxo Wellcome PLC...............     3,727,069
    59,878  Granada Group PLC................       882,773

                                  Continued

THE KENT                            INTERNATIONAL GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
   137,200  Grand Metropolitan PLC...........  $  1,077,688
     2,100  Great Portland Estates PLC.......         7,493
    68,616  Great Universal Stores PLC.......       718,626
       142  Guardian Royal Exchange PLC......           679
   126,161  Guinness PLC.....................       987,740
    34,821  Hammerson PLC....................       239,847
   333,519  Hanson PLC.......................       465,162
    15,900  Harrisons & Crosfield PLC........        36,325
    27,842  Hepworth PLC.....................       120,783
    56,381  HSBC Holdings PLC................     1,260,092
   117,250  HSBC Holdings PLC................     2,552,267
    18,984  IMI PLC..........................       121,990
    51,551  Imperial Chemical Industries
            PLC..............................       677,965
     1,400  Imperial Tobacco Group PLC*......         9,032
    10,804  Johnson Matthey PLC..............       101,689
    43,079  Kingfisher PLC...................       465,549
    42,863  Ladbroke Group PLC...............       169,442
     3,446  Laird Group PLC..................        23,471
    34,945  Land Securities PLC..............       444,922
    40,782  LASMO PLC........................       166,101
    80,107  Legal & General Group PLC........       510,650
     3,101  Lex Service PLC..................        16,875
   338,618  Lloyds TSB Group PLC.............     2,494,649
     6,952  London Electricity PLC...........        80,959
    40,060  Lonrho PLC.......................        85,351
    35,924  LucasVarity PLC*.................       137,093
   184,526  Marks & Spencer PLC..............     1,550,477
     8,306  Marley PLC.......................        17,981
    13,249  MEPC PLC.........................        98,174
    13,726  Mercury Asset Management Group
            PLC..............................       292,089
     9,189  Meyer International PLC..........        56,846
    40,669  National Grid Group PLC..........       136,062
    73,066  National Power PLC...............       611,435
    11,226  Next PLC.........................       109,023
     5,532  Northern Electric PLC............        61,488
    13,207  Ocean Group PLC..................       109,729
    36,473  Pearson PLC......................       467,810
    29,178  Peninsular & Oriental Steam
            Navigation Co....................       294,601
    30,100  Pilkington PLC...................        80,613
    19,582  Provident Financial PLC..........       168,391
   125,304  Prudential Corp., PLC............     1,053,937
    16,186  Racal Electronic PLC.............        71,325
    50,900  Rank Group PLC...................       381,521
    17,647  Redland PLC......................       110,680
    36,298  Reed International PLC...........       684,216
   110,855  Reuters Holdings PLC.............     1,425,642
    24,358  Rexam PLC........................       150,270
     6,254  RMC Group PLC....................       106,757
    77,521  Rolls-Royce PLC..................       341,604
    51,737  Royal Bank of Scotland Group
            PLC..............................       498,909
    97,720  Royal & Sun Alliance Insurance
            Group PLC........................       743,330
    69,900  RTZ Corp., PLC, Registered.......     1,120,240
                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            UNITED KINGDOM (CONTINUED)
    77,228  Rugby Group PLC..................  $    125,552
    69,423  Safeway PLC......................       479,967
   120,023  Sainsbury (J) PLC................       796,934
    11,679  Schroders PLC....................       302,792
    74,183  Scottish Power PLC...............       446,862
    39,461  Scottish & Newcastle PLC.........       463,591
    83,403  Sears PLC........................       135,591
    16,318  Sedgwick Group PLC...............        36,721
    23,972  Slough Estates PLC...............       114,250
   180,196  SmithKline Beecham PLC...........     2,496,251
    12,464  Smiths Industries PLC............       170,850
    13,330  Southern Electric PLC............       181,581
    25,910  St. James's Place Capital PLC....        43,675
    39,582  T & N PLC........................       117,523
    51,452  Tarmac PLC.......................        86,289
    23,280  Tate & Lyle PLC..................       188,837
    55,683  Taylor Woodrow PLC...............       146,747
   142,679  Tesco PLC........................       865,571
    17,099  Thames Water PLC.................       179,227
    26,219  Thorn PLC*.......................       112,844
    30,233  TI Group PLC.....................       301,114
    23,478  Transport Development Group PLC..        75,735
     9,334  Unigate PLC......................        66,369
    53,287  Unilever PLC.....................     1,291,707
    32,669  United Biscuits (Holdings) PLC...       117,404
    20,014  United Utilities PLC.............       212,692
    11,415  Vickers PLC......................        49,813
   200,168  Vodafone Group PLC...............       844,380
    23,173  Williams Holdings PLC............       136,218
    28,271  Willis Corroon Group PLC.........        67,974
    31,929  Wilson Connolly Holdings PLC.....        90,429
    30,094  Wimpey (George) PLC..............        65,147
    29,792  Wolseley PLC.....................       235,542
    61,869  Zeneca Group PLC.................     1,744,314
                                               ------------
                                                 68,106,036
                                               ------------
            TOTAL COMMON STOCKS..............   381,648,139
                                               ------------
            (cost $319,395,879)

                     PREFERRED STOCKS -- 0.5%
            AUSTRALIA -- 0.1%
    61,727  News Corp., Ltd., Limited Voting
            Shares...........................       274,551
                                               ------------
            AUSTRIA -- 0.1%
       100  Bank Austria AG..................         3,875
     4,833  Creditanstalt-Bankverein.........       222,934
                                               ------------
                                                    226,809
                                               ------------
            GERMANY -- 0.3%
       168  MAN AG, Non-Voting...............        33,772
    19,640  RWE AG...........................       656,320
     3,800  Sap AG, Non-Voting...............       522,247
       527  Volkswagen AG....................       167,903
                                               ------------
                                                  1,380,242
                                               ------------

                                  Continued

THE KENT                            INTERNATIONAL GROWTH FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
PREFERRED STOCKS (CONTINUED)
            ITALY -- 0.0%
    82,200  Fiat SpA.........................  $    135,423
                                               ------------
            TOTAL PREFERRED STOCKS...........     2,017,025
                                               ------------
            (cost $1,842,163)

 PRINCIPAL
   AMOUNT
------------
COMMERCIAL PAPER -- 3.2%
              UNITED STATES -- 3.2%
$12,598,436   Ford Motor Credit Co., 6.00%,
              1/2/97.........................    12,598,436
                                               ------------
              TOTAL COMMERCIAL PAPER.........    12,598,436
                                               ------------
              (cost $12,598,436)
TOTAL INVESTMENTS -- 99.9%...................   396,263,600
(cost $333,836,478)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%........................       334,265
                                               ------------
NET ASSETS -- 100.00%........................  $396,597,865
                                               =============

---------------

Percentages indicated are based on net assets of $396,597,865.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $189,000. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...............  $ 80,570,288
      Unrealized depreciation...............   (18,332,166)
                                              ------------
      Net unrealized appreciation...........  $ 62,238,122
                                              ============

*Non-income producing security.

At December 31, 1996, the International Growth Fund's open forward foreign currency exchange contracts were as follows:

                                   DELIVERY         CONTRACT         CONTRACT         CONTRACT        MARKET         UNREALIZED
           CURRENCY                  DATE           PRICE**          AMOUNT**          VALUE          VALUE         APPRECIATION
-------------------------------  -------------     ----------     --------------     ----------     ----------     --------------
Long Contracts:
  Italian Lira.................         1/2/97       1,527.63      1,064,588,491     $  696,889     $  700,157         $3,268
  Malaysian Ringgit............         1/2/97         2.5258          1,343,370        531,859        531,921             62
                                                                                     ----------     ----------         ------
  Total Long Contracts.........                                                      $1,228,748     $1,232,078         $3,330
                                                                                     ==========     ==========         ======

** Contract price is in local currency.


                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS -- 97.5%
            ADVERTISING -- 0.1%
     3,600  Interpublic Group of Companies,
            Inc..............................  $    171,000
                                               ------------
            AEROSPACE/DEFENSE EQUIPMENT -- 0.2%
    10,400  Raytheon Co......................       500,500
                                               ------------
            AEROSPACE & DEFENSE -- 1.3%
    15,386  Boeing Co........................     1,636,686
     2,800  General Dynamics Corp............       197,400
     8,494  Lockheed Martin Corp.............       777,201
     9,300  McDonnell Douglas Corp...........       595,200
     2,500  Northrop Grumman Corp............       206,875
                                               ------------
                                                  3,413,362
                                               ------------
            AGRICULTURAL OPERATIONS -- 0.1%
     3,600  Pioneer Hi-Bred International,
            Inc..............................       252,000
                                               ------------
            APPLIANCES -- HOUSEHOLD -- 0.1%
     4,600  Maytag Corp......................        90,850
     3,300  Whirlpool Corp...................       153,862
                                               ------------
                                                    244,712
                                               ------------
            AUTOMOTIVE -- DOMESTIC -- 1.8%
    32,038  Chrysler Corp....................     1,057,254
    52,100  Ford Motor Co....................     1,660,687
    33,200  General Motors Corp..............     1,850,900
                                               ------------
                                                  4,568,841
                                               ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.3%
     4,500  Dana Corp........................       146,812
     3,400  Eaton Corp.......................       237,150
     3,220  Navistar International Corp.*....        29,383
     1,725  PACCAR, Inc......................       117,300
     5,600  TRW, Inc.........................       277,200
                                               ------------
                                                    807,845
                                               ------------
            AUTO/TRUCK -- REPLACEMENT -- 0.1%
     2,700  Echlin, Inc......................        85,387
     5,250  Genuine Parts Co.................       233,625
                                               ------------
                                                    319,012
                                               ------------
            BANKS -- MAJOR REGIONAL -- 4.9%
    18,744  Banc One Corp....................       805,992
     6,700  Bank of Boston Corp..............       430,475
    17,200  Bank of New York Co., Inc........       580,500
     8,600  Barnett Banks, Inc...............       353,675
     6,800  Boatmen's Bancshares, Inc........       438,600
     4,900  Comerica, Inc....................       256,637
     9,800  Corestates Financial Corp........       508,375
     5,900  First Bank System, Inc...........       402,675
    14,053  First Chicago NBD Corp...........       755,349
    12,425  First Union Corp.................       919,450
    11,507  Fleet Financial Group, Inc.......       573,912
     9,900  KeyCorp..........................       499,950
     5,650  Mellon Bank Corp.................       401,150
     9,700  National City Corp...............       435,287
    12,657  NationsBank Corp.................     1,237,222
    16,300  Norwest Corp.....................       709,050
    15,000  PNC Bank Corp....................       564,375

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            BANKS -- MAJOR REGIONAL (CONTINUED)
     2,400  Republic New York Corp...........  $    195,900
     9,800  SunTrust Banks, Inc..............       482,650
     6,600  U.S. Bancorp.....................       296,588
     7,300  Wachovia Corp....................       412,450
     4,100  Wells Fargo & Co.................     1,105,975
                                               ------------
                                                 12,366,237
                                               ------------
            BANKS -- MIDWEST -- 0.1%
     4,700  Fifth Third Bancorp..............       295,219
                                               ------------
            BANKS -- MONEY CENTER -- 2.6%
    15,724  BankAmerica Corp.................     1,568,469
     3,600  Bankers Trust New York Corp......       310,500
    19,258  Chase Manhattan Corp.............     1,718,776
    20,700  Citicorp.........................     2,132,100
     8,200  J.P. Morgan & Co.................       800,525
                                               ------------
                                                  6,530,370
                                               ------------
            BEVERAGES -- ALCOHOLIC -- 0.7%
     1,700  Adolph Coors Co., Class B........        32,300
    21,970  Anheuser-Busch Cos., Inc.........       878,800
     3,000  Brown-Forman Corp., Class B......       137,250
    16,400  Seagram Co., Ltd.................       635,500
                                               ------------
                                                  1,683,850
                                               ------------
            BEVERAGES -- SOFT DRINKS -- 3.1%
   109,300  Coca-Cola Co.....................     5,751,912
    68,300  PepsiCo, Inc.....................     1,997,775
                                               ------------
                                                  7,749,687
                                               ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.5%
    21,121  Home Depot, Inc..................     1,058,690
     7,600  Lowe's Cos., Inc.................       269,800
                                               ------------
                                                  1,328,490
                                               ------------
            BUILDING PRODUCTS -- WOOD -- 0.2%
     4,800  Louisiana-Pacific Corp...........       101,400
     8,750  Weyerhaeuser Co..................       414,531
                                               ------------
                                                    515,931
                                               ------------
            BUILDING & CONSTRUCTION -- MISCELLANEOUS --
            0.2%
     1,800  Armstrong World Industries,
            Inc..............................       125,100
     7,100  Masco Corp.......................       255,600
     2,300  Owens Corning....................        98,037
                                               ------------
                                                    478,737
                                               ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.1%
     3,700  Fluor Corp.......................       232,175
     1,800  Foster Wheeler Corp..............        66,825
                                               ------------
                                                    299,000
                                               ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.0%
     2,900  Ecolab, Inc......................       109,112
                                               ------------
            BUILDING -- MOBILE/MANUFACTURING & RECREATIONAL
            VEHICLES -- 0.0%
     1,600  Fleetwood Enterprises, Inc.......        44,000
                                               ------------

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.0%
     1,200  Centex Corp......................  $     45,150
     1,740  Kaufman & Broad Home Corp........        22,402
     1,200  Pulte Corp.......................        36,900
                                               ------------
                                                    104,452
                                               ------------
            BUSINESS INFORMATION -- 0.2%
     7,565  Cognizant Corp...................       249,645
     7,465  Dun & Bradstreet Corp............       177,294
                                               ------------
                                                    426,939
                                               ------------
            BUSINESS SERVICES -- 0.1%
     4,600  H&R Block, Inc...................       133,400
                                               ------------
            CABLE TELEVISION -- 0.5%
    14,300  Comcast Corp., Class A...........       254,719
    29,200  Tele-Communications, Inc., Class
            A*...............................       381,425
    27,400  U.S. West, Inc., Media Group*....       506,900
                                               ------------
                                                  1,143,044
                                               ------------
            CHEMICALS -- DIVERSIFIED -- 2.2%
     2,400  B.F. Goodrich Co.................        97,200
    10,700  Dow Chemical Co..................       838,613
    24,700  E.I. DuPont de Nemours & Co......     2,331,063
     4,500  Hercules, Inc....................       194,625
    25,800  Monsanto Co......................     1,002,975
     8,100  PPG Industries, Inc..............       454,612
     2,800  Rohm & Haas Co...................       228,550
     5,600  Union Carbide Corp...............       228,900
     3,900  W.R. Grace & Co..................       201,825
                                               ------------
                                                  5,578,363
                                               ------------
            CHEMICALS -- PLASTIC -- 0.1%
     3,400  Eastman Chemical Co..............       187,850
                                               ------------
            CHEMICALS -- SPECIALTY -- 0.6%
     4,900  Air Products & Chemicals, Inc....       338,712
     6,337  Engelhard Corp...................       121,195
     2,800  Great Lakes Chemical Corp........       130,900
     6,300  Morton International, Inc........       256,725
     3,000  Nalco Chemical Co................       108,375
     6,900  Praxair, Inc.....................       318,263
     2,200  Sigma-Aldrich Corp...............       137,363
                                               ------------
                                                  1,411,533
                                               ------------
            COMPUTERS -- GRAPHICS -- 0.0%
     2,100  Intergraph Corp.*................        21,525
                                               ------------
            COMPUTERS -- LOCAL AREA NETWORKS -- 1.2%
     7,600  3COM Corp.*......................       557,650
     8,500  Bay Networks, Inc.*..............       177,437
     6,900  Cabletron Systems, Inc.*.........       229,425
    28,500  Cisco Systems, Inc.*.............     1,813,313
    15,100  Novell, Inc.*....................       142,978
                                               ------------
                                                  2,920,803
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            COMPUTERS -- MAINFRAME -- 1.4%
     5,300  Amdahl Corp.*....................  $     64,262
    22,700  International Business Machines
            Corp.............................     3,427,700
     7,700  Unisys Corp.*....................        51,975
                                               ------------
                                                  3,543,937
                                               ------------
            COMPUTERS -- MEMORY DEVICES -- 0.3%
    10,200  EMC Corp.*.......................       337,875
     9,400  Seagate Technology, Inc.*........       371,300
                                               ------------
                                                    709,175
                                               ------------
            COMPUTERS -- MICRO -- 0.6%
     5,500  Apple Computer, Inc.*............       114,812
    11,900  Compaq Computer Corp.*...........       883,575
     1,700  Data General Corp.*..............        24,650
     9,900  Dell Computer Corp.*.............       525,938
                                               ------------
                                                  1,548,975
                                               ------------
            COMPUTERS -- MINI -- 1.3%
     6,800  Digital Equipment Corp.*.........       247,350
    44,700  Hewlett-Packard Co...............     2,246,175
     7,700  Silicon Graphics, Inc.*..........       196,350
    16,100  Sun Microsystems, Inc.*..........       413,569
     5,200  Tandem Computers, Inc.*..........        71,500
                                               ------------
                                                  3,174,944
                                               ------------
            COMPUTERS -- SERVICES -- 0.7%
    12,800  Automatic Data Processing,
            Inc..............................       548,800
     3,000  Ceridian Corp.*..................       121,500
     3,300  Computer Sciences Corp.*.........       271,013
    19,700  First Data Corp..................       719,050
     1,000  Shared Medical Systems Corp......        49,250
                                               ------------
                                                  1,709,613
                                               ------------
            COMPUTERS -- SOFTWARE -- 2.5%
     2,000  Autodesk, Inc....................        56,000
    16,012  Computer Associates
            International, Inc...............       796,597
    52,500  Microsoft Corp.*.................     4,337,812
    28,850  Oracle Corp.*....................     1,204,488
                                               ------------
                                                  6,394,897
                                               ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.3%
     3,300  American Greetings Corp., Class
            A................................        93,638
     1,695  Jostens, Inc.....................        35,807
     7,000  Newell Co........................       220,500
     6,600  Rubbermaid, Inc..................       150,150
     2,700  Tupperware Corp..................       144,787
                                               ------------
                                                    644,882
                                               ------------
            CONTAINERS -- METAL & GLASS -- 0.1%
     1,300  Ball Corp........................        33,800
     5,600  Crown Cork & Seal Co., Inc.......       304,500
                                               ------------
                                                    338,300
                                               ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.0%
     2,300  Bemis Co., Inc...................        84,813
                                               ------------
            COSMETICS & TOILETRIES -- 0.8%
     1,200  Alberto-Culver Co., Class B......        57,600
     5,800  Avon Products, Inc...............       331,325

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            COSMETICS & TOILETRIES (CONTINUED)
    19,632  Gillette Co......................  $  1,526,388
     4,900  International Flavors &
            Fragrances, Inc..................       220,500
                                               ------------
                                                  2,135,813
                                               ------------
            DIVERSIFIED OPERATIONS -- 5.0%
     7,620  Allegheny Teledyne, Inc..........       175,260
    12,400  AlliedSignal, Inc................       830,800
     1,950  Crane Co.........................        56,550
     1,600  FMC Corp.*.......................       112,200
    72,300  General Electric Co..............     7,148,663
     5,200  ITT Industries, Inc..............       127,400
     1,800  Johnson Controls, Inc............       149,175
    18,400  Minnesota Mining & Manufacturing
            Co...............................     1,524,900
     2,100  National Service Industries,
            Inc..............................        78,488
     9,600  Rockwell International Corp.*....       584,400
     7,500  Tenneco, Inc.*...................       338,437
     3,600  Textron, Inc.....................       339,300
    10,600  United Technologies Corp.........       699,600
    18,500  Westinghouse Electric Corp.......       367,687
     4,600  Whitman Corp.....................       105,225
                                               ------------
                                                 12,638,085
                                               ------------
            ELECTRICAL COMPONENTS -- SEMICONDUCTORS -- 2.5%
     6,000  Advanced Micro Devices, Inc.*....       154,500
     7,900  Applied Materials, Inc.*.........       283,906
    36,100  Intel Corp.......................     4,726,844
     5,700  LSI Logic Corp.*.................       152,475
     9,200  Micron Technology, Inc...........       267,950
     6,100  National Semiconductor Corp.*....       148,688
     8,300  Texas Instruments, Inc...........       529,125
                                               ------------
                                                  6,263,488
                                               ------------
            ELECTRONIC MEASURING INSTRUMENTS -- 0.0%
     1,400  Tektronix, Inc...................        71,750
                                               ------------
            ELECTRONIC PRODUCTS -- MISCELLANEOUS -- 0.1%
     2,000  Raychem Corp.....................       160,250
                                               ------------
            ELECTRONIC -- CONNECTORS -- 0.2%
     9,636  AMP, Inc.........................       369,781
     2,300  Thomas & Betts Corp..............       102,063
                                               ------------
                                                    471,844
                                               ------------
            ENGINES -- INTERNAL COMBUSTION -- 0.0%
     1,700  Cummins Engine Co., Inc..........        78,200
                                               ------------
            FINANCIAL -- CONSUMER LOANS -- 0.4%
     2,400  Beneficial Corp..................       152,100
     4,300  Household International, Inc.....       396,675
     9,750  MBNA Corp........................       404,625
                                               ------------
                                                    953,400
                                               ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.5%
     7,200  Merrill Lynch & Co., Inc.........       586,800
     6,700  Morgan Stanley Group, Inc........       382,737
     4,800  Salomon, Inc.....................       226,200
                                               ------------
                                                  1,195,737
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            FINANCIAL -- LEASING COMPANY -- 0.0%
     3,600  Ryder Systems, Inc...............  $    101,250
                                               ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 0.6%
    20,800  American Express Co..............     1,175,200
     7,033  Dean Witter Discover & Co........       465,936
                                               ------------
                                                  1,641,136
                                               ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.1%
     7,900  Federal Home Loan Mortgage
            Corp.............................       869,988
    48,000  Federal National Mortgage
            Assoc............................     1,788,000
     6,000  Green Tree Financial Corp........       231,750
                                               ------------
                                                  2,889,738
                                               ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.2%
     2,500  Golden West Financial Corp.......       157,812
     6,100  Great Western Financial Corp.....       176,900
     4,600  H.F. Ahmanson & Co...............       149,500
                                               ------------
                                                    484,212
                                               ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
     1,700  Fleming Cos., Inc................        29,325
     3,000  Supervalu, Inc...................        85,125
     7,900  Sysco Corp.......................       257,738
                                               ------------
                                                    372,188
                                               ------------
            FOOD -- CANNED -- 0.6%
    10,300  Campbell Soup Co.................       826,575
    16,200  H.J. Heinz Co....................       579,150
                                               ------------
                                                  1,405,725
                                               ------------
            FOOD -- CONFECTIONARY -- 0.2%
     6,700  Hershey Foods Corp...............       293,125
     5,100  Wm. Wrigley Jr. Co...............       286,875
                                               ------------
                                                    580,000
                                               ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    23,903  Archer-Daniels-Midland Co........       525,866
                                               ------------
            FOOD -- DIVERSIFIED -- 1.8%
    10,625  ConAgra, Inc.....................       528,594
     6,300  CPC International, Inc...........       488,250
     6,900  General Mills, Inc...............       437,287
     9,300  Kellogg Co.......................       610,313
     6,000  Quaker Oats Co...................       228,750
     4,680  Ralston Purina Group.............       343,395
    21,300  Sara Lee Corp....................       793,425
     7,000  Unilever NV, ADR.................     1,226,750
                                               ------------
                                                  4,656,764
                                               ------------
            FUNERAL SERVICES & RELATED -- 0.1%
    10,400  Service Corp. International......       291,200
                                               ------------
            GLASS PRODUCTS -- 0.2%
    10,100  Corning, Inc.....................       467,125
                                               ------------
            HOTELS & MOTELS -- 0.4%
     8,600  Hilton Hotels Corp...............       224,675
     5,700  HFS, Inc.*.......................       340,575
     5,100  ITT Corp.*.......................       221,213
     5,600  Marriott International, Inc......       309,400
                                               ------------
                                                  1,095,863
                                               ------------

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            INSURANCE -- ACCIDENT & HEALTH -- 0.1%
     4,800  Aon Corp.........................  $    298,200
                                               ------------
            INSURANCE -- BROKERS -- 0.1%
     2,000  Alexander & Alexander Services,
            Inc..............................        34,750
     3,200  Marsh & McLennan Cos., Inc.......       332,800
                                               ------------
                                                    367,550
                                               ------------
            INSURANCE -- LIFE -- 0.6%
     8,900  American General Corp............       363,787
     3,150  Jefferson-Pilot Corp.............       178,369
     4,100  Providian Corp...................       210,638
     3,100  Torchmark Corp...................       156,550
     2,882  Transamerica Corp................       227,678
     3,200  UNUM Corp........................       231,200
     1,525  U.S. Life Corp...................        50,706
                                               ------------
                                                  1,418,928
                                               ------------
            INSURANCE -- MULTI-LINE -- 1.4%
     6,570  Aetna, Inc.......................       525,600
     3,300  Cigna Corp.......................       450,862
     5,200  ITT Hartford Group, Inc..........       351,000
     5,100  Loews Corp.......................       480,675
     1,900  MBIA, Inc........................       192,375
     2,600  MGIC Investment Corp.............       197,600
    28,178  Travelers Group, Inc.............     1,278,577
                                               ------------
                                                  3,476,689
                                               ------------
            INSURANCE -- PROPERTY & CASUALTY -- 2.0%
    19,499  Allstate Corp....................     1,128,505
    20,680  American International Group,
            Inc..............................     2,238,610
     7,600  Chubb Corp.......................       408,500
     3,600  General Re Corp..................       567,900
     4,600  Lincoln National Corp............       241,500
     5,500  SAFECO Corp......................       216,906
     3,600  St. Paul Cos., Inc...............       211,050
     5,100  USF&G Corp.......................       106,463
                                               ------------
                                                  5,119,434
                                               ------------
            INSTRUMENTS -- CONTROL -- 0.2%
     2,222  General Signal Corp..............        94,990
     5,600  Honeywell, Inc...................       368,200
                                               ------------
                                                    463,190
                                               ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.1%
     2,300  EG&G, Inc........................        46,288
     1,900  Millipore Corp...................        78,613
     1,900  Perkin-Elmer Corp................       111,862
                                               ------------
                                                    236,763
                                               ------------
            LEISURE & RECREATION PRODUCTS -- 0.0%
     4,300  Brunswick Corp...................       103,200
                                               ------------
            LEISURE & RECREATION/GAMING -- 0.0%
     4,500  Harrah's Entertainment, Inc.*....        89,438
                                               ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.0%
     1,800  Cincinnati Milacron, Inc.........        39,375
     1,500  Giddings & Lewis, Inc............        19,313
                                               ------------
                                                     58,688
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            MACHINERY -- CONSTRUCTION/MINING -- 0.3%
     8,400  Caterpillar, Inc.................  $    632,100
     4,800  Ingersoll-Rand Co................       213,600
                                               ------------
                                                    845,700
                                               ------------
            MACHINERY -- ELECTRICAL -- 0.5%
     9,900  Emerson Electric Co..............       957,825
     2,300  W.W. Grainger, Inc...............       184,575
                                               ------------
                                                  1,142,400
                                               ------------
            MACHINERY -- FARM -- 0.3%
     1,300  Briggs & Stratton Corp...........        57,200
     3,200  Case Corp........................       174,400
    11,400  Deere & Co.......................       463,125
                                               ------------
                                                    694,725
                                               ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.5%
     4,700  Cooper Industries, Inc...........       197,987
     4,900  Dover Corp.......................       246,225
     2,122  Harnischfeger Industries, Inc....       102,121
     5,400  Illinois Tool Works, Inc.........       431,325
     3,250  Parker-Hannifin Corp.............       125,938
     1,200  TRINOVA Corp.....................        43,650
                                               ------------
                                                  1,147,246
                                               ------------
            MACHINERY -- MATERIAL HANDLING -- 0.0%
       400  NACCO Industries, Inc., Class
            A................................        21,400
                                               ------------
            MEDICAL INSTRUMENTS -- 0.4%
     5,100  Biomet, Inc......................        77,138
    10,500  Medtronic, Inc...................       714,000
     3,600  St. Jude Medical, Inc.*..........       153,450
     2,800  U.S. Surgical Corp...............       110,250
                                               ------------
                                                  1,054,838
                                               ------------
            MEDICAL PRODUCTS -- 0.5%
     2,900  Allergan, Inc....................       103,312
    12,000  Baxter International, Inc........       492,000
     7,800  Boston Scientific Corp.*.........       468,000
     1,500  Guidant Corp.....................        85,500
     3,200  Mallinckrodt, Inc................       141,200
                                               ------------
                                                  1,290,012
                                               ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    11,600  Amgen, Inc.*.....................       630,750
                                               ------------
            MEDICAL -- DRUGS -- 6.7%
    34,100  Abbott Laboratories..............     1,730,575
     3,700  Alza Corp.*......................        95,738
    28,100  American Home Products Corp......     1,647,362
    22,000  Bristol-Myers Squibb Co..........     2,392,500
    24,200  Eli Lilly & Co...................     1,766,600
    53,000  Merck & Co, Inc..................     4,200,250
    28,300  Pfizer, Inc......................     2,345,363
    22,330  Pharmacia & Upjohn, Inc..........       884,826
    16,200  Schering-Plough Corp.............     1,048,950
    11,900  Warner-Lambert Co................       892,500
                                               ------------
                                                 17,004,664
                                               ------------

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            MEDICAL -- HEALTH MEDICAL ORGANIZATIONS -- 0.2%
     7,100  Humana, Inc.*....................  $    135,787
     8,100  United Healthcare Corp...........       364,500
                                               ------------
                                                    500,287
                                               ------------
            MEDICAL -- HOSPITAL -- 0.6%
    29,449  Columbia/HCA Healthcare Corp.....     1,200,047
     9,500  Tenet Healthcare Corp.*..........       207,812
                                               ------------
                                                  1,407,859
                                               ------------
            MEDICAL -- NURSING HOMES -- 0.1%
     4,400  Beverly Enterprises, Inc.*.......        56,100
     2,800  Manor Care, Inc..................        75,600
                                               ------------
                                                    131,700
                                               ------------
            MEDICAL/DENTAL SUPPLIES -- 1.3%
     2,500  Bausch & Lomb, Inc...............        87,500
     5,500  Becton, Dickinson & Co...........       238,563
     2,500  C.R. Bard, Inc...................        70,000
    58,500  Johnson & Johnson................     2,910,375
                                               ------------
                                                  3,306,438
                                               ------------
            MEDIA CONGLOMERATES -- 1.4%
    24,960  Time Warner, Inc.................       936,000
    15,500  Viacom, Inc., Class B*...........       540,562
    29,800  Walt Disney Co...................     2,074,825
                                               ------------
                                                  3,551,387
                                               ------------
            METAL -- GOLD -- 0.5%
    15,700  Barrick Gold Corp................       451,375
     9,900  Battle Mountain Gold Co..........        68,062
     6,100  Echo Bay Mines Ltd...............        40,413
     6,400  Homestake Mining Co..............        91,200
     4,409  Newmont Mining Corp..............       197,303
    10,500  Placer Dome, Inc.................       228,375
     5,762  Santa Fe Pacific Gold Corp.......        88,591
                                               ------------
                                                  1,165,319
                                               ------------
            METAL -- MISCELLANEOUS -- 0.1%
     4,100  Cyprus Amax Minerals Co..........        95,837
     7,400  Inco, Ltd........................       235,875
                                               ------------
                                                    331,712
                                               ------------
            METAL -- NON-FERROUS -- 0.6%
     9,950  Alcan Aluminum Ltd...............       334,569
     7,600  Aluminum Co. of America..........       484,500
     1,900  Asarco, Inc......................        47,262
     8,500  Freeport-McMoRan Copper & Gold,
            Inc., Class B....................       253,938
     2,800  Phelps Dodge Corp................       189,000
     2,800  Reynolds Metals Co...............       157,850
                                               ------------
                                                  1,467,119
                                               ------------
            METAL -- PROCESSING & FABRICATION -- 0.1%
     1,400  Timken Co........................        64,225
     4,025  Worthington Industries, Inc......        72,953
                                               ------------
                                                    137,178
                                               ------------
            MOTION PICTURES & SERVICES -- 0.0%
     1,650  King World Productions, Inc.*....        60,844
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            OFFICE AUTOMATION & EQUIPMENT -- 0.4%
     6,500  Pitney Bowes, Inc................  $    354,250
    14,267  Xerox Corp.......................       750,801
                                               ------------
                                                  1,105,051
                                               ------------
            OFFICE SUPPLIES & FORMS -- 0.3%
     5,744  Alco Standard Corp...............       296,534
     4,600  Avery-Dennison Corp..............       162,725
     3,600  Deluxe Corp......................       117,900
     1,400  John H. Harland Co...............        46,200
     4,400  Moore Corp., Ltd.................        89,650
                                               ------------
                                                    713,009
                                               ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.2%
     6,400  Baker Hughes, Inc................       220,800
     7,700  Dresser Industries, Inc..........       238,700
     2,400  McDermott International, Inc.....        39,900
                                               ------------
                                                    499,400
                                               ------------
            OIL REFINING & MARKETING -- 0.1%
     2,800  Ashland, Inc.....................       122,850
     3,274  Sun Co., Inc.....................        79,804
                                               ------------
                                                    202,654
                                               ------------
            OIL & GAS -- DRILLING -- 0.5%
     3,800  Rowan Cos., Inc.*................        85,975
    10,800  Schlumberger Ltd.................     1,078,650
                                               ------------
                                                  1,164,625
                                               ------------
            OIL-FIELD SERVICES -- 0.2%
     5,500  Halliburton Co...................       331,375
     2,400  Western Atlas, Inc.*.............       170,100
                                               ------------
                                                    501,475
                                               ------------
            OIL -- INTERNATIONAL INTEGRATED -- 5.7%
    28,700  Chevron Corp.....................     1,865,500
    54,600  Exxon Corp.......................     5,350,800
    17,300  Mobil Corp.......................     2,114,925
    23,600  Royal Dutch Petroleum Co., ADR...     4,029,700
    11,600  Texaco, Inc......................     1,138,250
                                               ------------
                                                 14,499,175
                                               ------------
            OIL -- PRODUCTION/PIPELINE -- 0.7%
     4,650  Coastal Corp.....................       227,269
     2,400  Columbia Gas System, Inc.........       152,700
    11,200  Enron Corp.......................       483,000
     3,100  ENSERCH Corp.....................        71,300
     6,600  PanEnergy Corp...................       297,000
     3,800  Sonat, Inc.......................       195,700
     6,900  Williams Cos., Inc...............       258,750
                                               ------------
                                                  1,685,719
                                               ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.3%
     5,500  Burlington Resources, Inc........       277,062
     1,100  Helmerich & Payne, Inc...........        57,337
     4,600  Oryx Energy Co.*.................       113,850
     3,972  Santa Fe Energy Resources,
            Inc.*............................        55,112
    11,023  Union Pacific Resources Group,
            Inc..............................       322,423
                                               ------------
                                                    825,784
                                               ------------

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            OIL -- U.S. INTEGRATED -- 1.9%
     4,100  Amerada Hess Corp................  $    237,287
    21,800  Amoco Corp.......................     1,754,900
     7,100  Atlantic Richfield Co............       940,750
     2,200  Kerr-McGee Corp..................       158,400
     1,500  Louisiana Land & Exploration
            Co...............................        80,437
    14,500  Occidental Petroleum Corp........       338,938
     2,000  Pennzoil Co......................       113,000
    11,600  Phillips Petroleum Co............       513,300
    11,000  Unocal Corp......................       446,875
    12,600  USX-Marathon Group...............       300,825
                                               ------------
                                                  4,884,712
                                               ------------
            PAINTS & RELATED PRODUCTS -- 0.1%
     3,800  Sherwin-Williams Co..............       212,800
                                               ------------
            PAPER & RELATED PRODUCTS -- 1.3%
     2,108  Boise Cascade Corp...............        66,929
     4,200  Champion International Corp......       181,650
     4,000  Georgia Pacific Corp.............       288,000
    13,224  International Paper Co...........       533,919
     3,800  James River Corp. of Virginia....       125,875
    12,370  Kimberly-Clark Corp..............     1,178,242
     2,300  Mead Corp........................       133,688
     1,300  Potlatch Corp....................        55,900
     4,346  Stone Container Corp.............        64,647
     2,400  Temple-Inland, Inc...............       129,900
     3,100  Union Camp Corp..................       148,025
     4,450  Westvaco Corp....................       127,937
     2,400  Willamette Industries, Inc.......       167,100
                                               ------------
                                                  3,201,812
                                               ------------
            PHOTOGRAPHY EQUIPMENT & SUPPLIES -- 0.5%
    14,600  Eastman Kodak Co.................     1,171,650
     1,989  Polaroid Corp....................        86,522
                                               ------------
                                                  1,258,172
                                               ------------
            POLLUTION CONTROL -- 0.5%
     9,300  Browning-Ferris Industries,
            Inc..............................       244,125
    13,800  Laidlaw, Inc., Class B...........       158,700
     5,099  Pall Corp........................       130,025
     2,600  Safety-Kleen Corp................        42,575
    21,300  WMX Technologies, Inc............       694,912
                                               ------------
                                                  1,270,337
                                               ------------
            PRINTING -- COMMERCIAL -- 0.1%
     6,600  R.R. Donnelley & Sons Co.........       207,075
                                               ------------
            PROTECTION -- SAFETY -- 0.1%
     6,900  Tyco International Ltd...........       364,838
                                               ------------
            PUBLISHING -- BOOKS -- 0.1%
     4,400  McGraw-Hill Cos., Inc............       202,950
                                               ------------
            PUBLISHING -- NEWSPAPERS -- 0.5%
     4,200  Dow Jones & Co., Inc.............       142,275
     6,200  Gannett, Inc.....................       464,225

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            PUBLISHING -- NEWSPAPERS (CONTINUED)
     4,200  Knight-Ridder, Inc...............  $    160,650
     4,300  New York Times Co., Class A......       163,400
     4,300  Times Mirror Co., Class A........       213,925
     2,700  Tribune Co.......................       212,962
                                               ------------
                                                  1,357,437
                                               ------------
            PUBLISHING -- PERIODICALS -- 0.0%
     1,200  Meredith Corp....................        63,300
                                               ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.0%
     2,700  Pep Boys-Manny, Moe & Jack.......        83,025
                                               ------------
            RETAIL/WHOLESALE -- COMPUTERS -- 0.0%
     2,564  Tandy Corp.......................       112,816
                                               ------------
            RETAIL -- APPAREL/SHOES -- 0.4%
     4,600  Charming Shoppes, Inc.*..........        23,288
     4,600  CVS Corp.........................       190,325
    12,500  Gap, Inc.........................       376,562
    11,878  Limited, Inc.....................       218,258
     3,600  Nordstrom, Inc...................       127,575
     3,400  TJX Cos., Inc....................       161,075
                                               ------------
                                                  1,097,083
                                               ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.1%
     4,300  Circuit City Stores, Inc.........       129,537
                                               ------------
            RETAIL -- DISCOUNT -- 1.3%
    21,300  Kmart Corp.*.....................       220,987
     8,650  Price/Costco, Inc.*..............       217,331
    12,050  Toys 'R' Us, Inc.*...............       361,500
   100,800  Wal-Mart Stores, Inc.............     2,305,800
     5,900  Woolworth Corp.*.................       129,063
                                               ------------
                                                  3,234,681
                                               ------------
            RETAIL -- DRUG STORE -- 0.3%
       900  Longs Drug Stores Corp...........        44,213
     5,400  Rite Aid Corp....................       214,650
    10,800  Walgreen Co......................       432,000
                                               ------------
                                                    690,863
                                               ------------
            RETAIL -- MAIL ORDER -- 0.2%
    17,300  CUC International, Inc.*.........       410,875
                                               ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.9%
     9,500  Dayton-Hudson Corp...............       372,875
     3,116  Harcourt General, Inc............       143,725
    10,100  J.C. Penney, Inc.................       492,375
    11,100  May Department Stores Co.........       518,925
    17,175  Sears, Roebuck & Co..............       792,197
                                               ------------
                                                  2,320,097
                                               ------------
            RETAIL -- RESTAURANTS -- 0.6%
     6,900  Darden Restaurants, Inc..........        60,375
    30,700  McDonald's Corp..................     1,389,175
     5,700  Wendy's International, Inc.......       116,850
                                               ------------
                                                  1,566,400
                                               ------------

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.2%
     5,000  Dillard Department Stores,
            Inc..............................  $    154,375
     9,100  Federated Department Stores,
            Inc.*............................       310,537
     1,600  Mercantile Stores Co., Inc.......        79,000
                                               ------------
                                                    543,912
                                               ------------
            RETAIL -- SUPERMARKETS -- 0.5%
    11,100  Albertson's, Inc.................       395,437
     6,400  American Stores Co...............       261,600
     2,600  Giant Food Inc., Class A.........        89,700
     1,700  Great Atlantic & Pacific Tea Co.,
            Inc..............................        54,188
     5,500  Kroger Co.*......................       255,750
     6,600  Winn-Dixie Stores, Inc...........       208,725
                                               ------------
                                                  1,265,400
                                               ------------
            RUBBER -- TIRES -- 0.2%
     3,600  Cooper Tire & Rubber Co..........        71,100
     6,800  Goodyear Tire & Rubber Co........       349,350
                                               ------------
                                                    420,450
                                               ------------
            SHOES & RELATED APPAREL -- 0.3%
    12,700  Nike, Inc., Class B..............       758,825
     2,400  Reebok International Ltd.........       100,800
     2,200  Stride Rite Corp.................        22,000
                                               ------------
                                                    881,625
                                               ------------
            SOAP & CLEANING PREPARATIONS -- 1.6%
     2,300  Clorox Co........................       230,863
     6,500  Colgate-Palmolive Co.............       599,625
    30,000  Procter & Gamble Co..............     3,225,000
                                               ------------
                                                  4,055,488
                                               ------------
            STEEL -- PRODUCERS -- 0.2%
     4,700  Armco, Inc.*.....................        19,387
     4,900  Bethlehem Steel Corp.*...........        44,100
     2,200  Inland Steel Industries, Inc.....        44,000
     3,900  Nucor Corp.......................       198,900
     3,740  USX-U.S. Steel Group, Inc........       117,343
                                               ------------
                                                    423,730
                                               ------------
            TELECOMMUNICATION EQUIPMENT -- 1.7%
     2,637  Andrew Corp.*....................       139,926
     5,200  DSC Communications Corp.*........        92,950
     6,000  General Instrument Corp.*........       129,750
     1,700  Harris Corp......................       116,663
    28,023  Lucent Technologies, Inc.........     1,296,064
    26,100  Motorola, Inc....................     1,601,887
    11,400  Northern Telecom Ltd.............       705,375
     3,400  Scientific-Atlanta, Inc..........        51,000
     7,900  Tellabs, Inc.*...................       297,237
                                               ------------
                                                  4,430,852
                                               ------------
            TELECOMMUNICATION -- CELLULAR -- 0.2%
    22,000  AirTouch Communications, Inc.*...       555,500
                                               ------------
            TEXTILE -- APPAREL -- 0.2%
     3,400  Fruit of the Loom, Inc., Class
            A*...............................       128,775
     3,200  Liz Claiborne, Inc...............       123,600
     1,700  Russell Corp.....................        50,575
     2,800  VF Corp..........................       189,000
                                               ------------
                                                    491,950
                                               ------------

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            TEXTILES -- HOME FURNISHINGS -- 0.0%
       900  Springs Industries, Inc. Class
            A................................  $     38,700
                                               ------------
            TOBACCO -- 1.8%
     7,500  American Brands, Inc.............       372,187
    35,800  Philip Morris Cos., Inc..........     4,031,975
     8,200  U.S.T., Inc......................       265,475
                                               ------------
                                                  4,669,637
                                               ------------
            TOOLS -- HAND HELD -- 0.1%
     3,900  Black & Decker Corp..............       117,488
     2,650  Snap-On, Inc.....................        94,406
     3,900  The Stanley Works................       105,300
                                               ------------
                                                    317,194
                                               ------------
            TOYS/GAME/HOBBY -- 0.2%
     3,800  Hasbro, Inc......................       147,725
    11,947  Mattel, Inc......................       331,529
                                               ------------
                                                    479,254
                                               ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
     5,000  Federal Express Corp.*...........       222,500
                                               ------------
            TRANSPORTATION -- AIRLINE -- 0.3%
     4,000  AMR Corp.*.......................       352,500
     3,300  Delta Air Lines, Inc.............       233,888
     6,400  Southwest Airlines Co............       141,600
     2,800  USAir Group, Inc.*...............        65,450
                                               ------------
                                                    793,438
                                               ------------
            TRANSPORTATION -- RAILROAD -- 1.0%
     6,700  Burlington Northern Santa Fe
            Corp.............................       578,713
     3,503  Conrail, Inc.....................       348,986
     9,508  CSX Corp.........................       401,713
     5,500  Norfolk Southern Corp............       481,250
    10,800  Union Pacific Corp...............       649,350
                                               ------------
                                                  2,460,012
                                               ------------
            TRANSPORTATION -- TRUCKING -- 0.0%
     1,700  Caliber System, Inc..............        32,725
                                               ------------
            UTILITIES -- ELECTRIC POWER -- 2.8%
     8,200  American Electric Power Co.......       337,225
     6,500  Baltimore Gas & Electric Co......       173,875
     6,700  Carolina Power & Light Co........       244,550
     9,300  Central & South West Corp........       238,312
     6,935  CINergy Corp.....................       231,456
    10,300  Consolidated Edison Co. of New
            York, Inc........................       301,275
     6,400  Detroit Edison Co................       207,200
     7,950  Dominion Resources, Inc..........       306,075
     8,900  Duke Power Co....................       411,625
    19,000  Edison International.............       377,625
    10,100  Entergy Corp.....................       280,275
     8,000  FPL Group, Inc...................       368,000
     5,300  General Public Utilities Corp....       178,212
    11,100  Houston Industries, Inc..........       251,137

                                  Continued

THE KENT                            INDEX EQUITY FUND
FUNDS                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1996

                                                  VALUE
  SHARES                                         (NOTE 2)
----------                                     ------------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER (CONTINUED)
     6,300  Niagara Mohawk Power Corp.*......  $     62,213
     3,000  Northern States Power Co.........       137,625
     6,700  Ohio Edison Co...................       152,425
    18,100  Pacific Gas & Electric Co........       380,100
    12,900  PacifiCorp.......................       264,450
     9,800  Peco Energy Co...................       247,450
     7,100  PP&L Resources, Inc..............       163,300
    10,500  Public Service Enterprise Group,
            Inc..............................       286,125
    29,600  Southern Co......................       669,700
     9,900  Texas Utilities Co...............       403,425
     9,500  Unicom Corp......................       257,688
     4,500  Union Electric Co................       173,250
                                               ------------
                                                  7,104,593
                                               ------------
            UTILITIES -- GAS DISTRIBUTION -- 0.3%
     4,200  Consolidated Natural Gas Co......       232,050
       900  Eastern Enterprises..............        31,837
     2,200  Nicor, Inc.......................        78,650
     6,000  NorAm Energy Corp................        92,250
     1,200  ONEOK, Inc.......................        36,000
     3,700  Pacific Enterprises..............       112,388
     1,500  People's Energy Corp.............        50,813
                                               ------------
                                                    633,988
                                               ------------
            UTILITIES -- TELEPHONE -- 6.2%
     8,300  Alltel Corp......................       260,413
    24,100  Ameritech Corp...................     1,461,062
    71,156  AT&T Corp........................     3,095,286
    19,200  Bell Atlantic Corp...............     1,243,200
    43,700  BellSouth Corp...................     1,764,387
    42,300  GTE Corp.........................     1,924,650
    30,100  MCI Communications Corp..........       983,894
    19,300  NYNEX Corp.......................       928,812
    18,800  Pacific Telesis Group............       690,900
    26,500  SBC Communications, Inc..........     1,371,375
    18,900  Sprint Corp......................       753,638
    21,000  U.S. West, Inc...................       677,250
    18,000  Worldcom, Inc.*..................       469,125
                                               ------------
                                                 15,623,992
                                               ------------
            TOTAL COMMON STOCKS..............   247,069,284
            (cost $162,869,407)

PRINCIPAL                                         VALUE
  AMOUNT                                         (NOTE 2)
----------                                     ------------
U.S. GOVERNMENT OBLIGATION -- 0.3%
  $705,000  U.S. Treasury Bill,
            5.08%**, 6/26/97 (b).............  $    687,389
                                               ------------
            TOTAL U.S. GOVERNMENT
            OBLIGATION.......................       687,389
            (cost $687,905)

COMMERCIAL PAPER -- 2.1%
$5,354,434  Ford Motor Credit Co., 6.00%,
            1/2/97...........................     5,354,434
                                               ------------
            TOTAL COMMERCIAL PAPER...........     5,354,434
            (cost $5,354,434)

TOTAL INVESTMENTS -- 99.9%                ...   253,111,107
(cost $168,911,746)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%........................       251,356
                                               ------------
NET ASSETS -- 100.0%.........................  $253,362,463
                                               ============
----------
Percentages indicated are based on net assets of
  $253,362,463.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax purposes
    by the amount of losses recognized for financial
    reporting in excess of federal income tax reporting of
    approximately $839,000. Cost for federal income tax
    purposes differs from value by net unrealized
    appreciation of securities as follows:
      Unrealized appreciation             ...  $ 86,024,712
      Unrealized depreciation             ...    (2,664,351)
                                               ------------
      Net unrealized appreciation         ...  $ 83,360,361
                                               ============
(b) Security has been deposited as initial
    margin on open future contracts.
 * Non-income producing security.
** Annualized yield at time of purchase.
ADR American Depository Receipt

At December 31, 1996, the Fund's open future contracts were as follows:

  # OF          OPENING        CURRENT        MARKET
CONTRACTS    CONTRACT TYPE     POSITION       VALUE
---------    -------------    ----------    ----------
                S & P 500
   13          March 1997     $4,833,055    $4,839,250

                      See Notes to Financial Statements

THE KENT                            STATEMENTS OF ASSETS AND LIABILITIES
FUNDS                               DECEMBER 31, 1996

                                                               GROWTH           SMALL
                                                                AND            COMPANY        INTERNATIONAL        INDEX
                                                            INCOME FUND      GROWTH FUND       GROWTH FUND      EQUITY FUND
                                                            ------------     ------------     -------------     ------------
ASSETS:
  Investments (Note 2):
    Investments at cost.................................    $420,776,264     $451,897,602     $ 333,836,478     $168,911,746
    Net unrealized appreciation.........................      94,185,283      106,453,002        62,427,122       84,199,361
                                                            ------------     ------------      ------------     ------------
      Total investments at value........................     514,961,547      558,350,604       396,263,600      253,111,107
  Foreign currency at value (cost $894,580).............              --               --           894,919               --
  Receivable for investments sold.......................              --               --                --           54,970
  Interest and dividends receivable.....................       1,176,840          455,718           467,170          421,317
  Tax reclaim receivable................................              --               --           483,045               --
  Unrealized gains on forward foreign currency exchange
    contracts...........................................              --               --             3,330               --
  Prepaid expenses (Note 2).............................              --            1,344               858               --
                                                            ------------     ------------      ------------     ------------
      Total Assets......................................     516,138,387      558,807,666       398,112,922      253,587,394
                                                            ------------     ------------      ------------     ------------

LIABILITIES:
  Payable for investments purchased.....................              --           39,132         1,232,078               --
  Payable for capital shares redeemed...................              --              257            30,776               --
  Net payable for variation margin on future
    contracts...........................................              --           26,530                --           93,700
  Advisory fees payable (Note 3)........................          40,114           42,437            32,038            8,497
  Distribution fees payable (Investment Shares) (Note
    3)..................................................           3,143            2,972             1,839            2,098
  Payable to administrator (Note 3).....................          75,499           82,654            56,739           16,114
  Payable to transfer agent (Note 3)....................          32,013           30,175            10,633           25,664
  Payable to custodian..................................          10,047           19,200           121,274            9,343
  Accrued expenses and other liabilities................          57,318           47,713            29,680           69,515
                                                            ------------     ------------      ------------     ------------
      Total Liabilities.................................         218,134          291,070         1,515,057          224,931
                                                            ------------     ------------      ------------     ------------
NET ASSETS..............................................    $515,920,253     $558,516,596     $ 396,597,865     $253,362,463
                                                            ============     ============      ============     ============

NET ASSETS CONSIST OF:
  Paid-in capital.......................................    $416,316,045     $438,010,682     $ 335,104,648     $169,963,979
  Undistributed (distributions in excess of) net
    investment income...................................           9,008           21,461          (637,883)            (733)
  Accumulated net realized gains (losses) on
    investments, foreign currency and futures contracts
    sold................................................       5,409,917       13,989,151          (293,774)        (806,339)
  Net unrealized appreciation of investments............      94,185,283      106,453,002        62,427,122       84,199,361
  Net unrealized depreciation of foreign currency and
    forward foreign currency exchange contracts.........              --               --            (2,248)              --
  Net unrealized appreciation of futures contracts......              --           42,300                --            6,195
                                                            ------------     ------------      ------------     ------------
TOTAL NET ASSETS........................................    $515,920,253     $558,516,596     $ 396,597,865     $253,362,463
                                                            ============     ============      ============     ============

INSTITUTIONAL SHARES:
  Net Assets............................................    $500,856,886     $544,080,907     $ 387,798,521     $243,437,579
  Shares Outstanding....................................      36,032,375       34,776,451        26,286,311       16,551,211
  Net Asset Value, offering and redemption price per
    share...............................................    $      13.90     $      15.65     $       14.75     $      14.71
                                                            ============     ============      ============     ============

INVESTMENT SHARES:
  Net Assets............................................    $ 15,063,367     $ 14,435,689     $   8,799,344     $  9,924,884
  Shares Outstanding....................................       1,090,608          924,573           599,004          674,264
  Net Asset Value and redemption price per share........    $      13.81     $      15.61     $       14.69     $      14.72
                                                            ============     ============      ============     ============
  Maximum Sales Charge -- Investment Shares.............           4.00%            4.00%             4.00%            4.00%
                                                            ============     ============      ============     ============
  Maximum Offering Price Per Share (100%/(100%-Maximum
    Sales Charge) of net asset value adjusted to nearest
    cent) (Investment Shares)...........................    $      14.39     $      16.26     $       15.30     $      15.33
                                                            ============     ============      ============     ============

                       See Notes to Financial Statements.

THE KENT                            STATEMENTS OF OPERATIONS
FUNDS                               FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                  GROWTH           SMALL
                                                                    AND           COMPANY       INTERNATIONAL        INDEX
                                                                INCOME FUND     GROWTH FUND      GROWTH FUND      EQUITY FUND
                                                                -----------     -----------     -------------     -----------
INVESTMENT INCOME (NOTE 2):
  Dividends.................................................    $14,285,964     $ 8,841,723      $ 8,015,441      $ 5,181,285
  Interest..................................................         28,842          63,764           22,589           34,417
  Less: Net foreign taxes withheld..........................        (10,190)             --       (1,271,144)         (10,113)
                                                                -----------     -----------      -----------      -----------
    Total Investment Income.................................     14,304,616       8,905,487        6,766,886        5,205,589
                                                                -----------     -----------      -----------      -----------

EXPENSES:
  Investment advisory fees (Note 3).........................      3,202,775       3,613,394        2,465,291          654,709
  Administration fees (Note 3)..............................        907,073       1,023,402          651,538          436,103
  Custodian fees............................................         26,048          78,258          294,414           31,798
  Legal and audit fees (Note 3).............................         31,552          33,838           26,326           18,380
  Transfer agent fees (Note 3)..............................        107,816          77,530           63,724           97,203
  Distribution fees (Investment Shares) (Note 3)............         32,309          32,104           20,815           20,946
  Other expenses............................................         54,847          92,372           83,206           36,658
                                                                -----------     -----------      -----------      -----------
    Total expenses before waivers...........................      4,362,420       4,950,898        3,605,314        1,295,797
    Less: waivers (Note 3)..................................        (10,783)        (11,802)          (8,113)        (223,616)
                                                                -----------     -----------      -----------      -----------
    Net Expenses............................................      4,351,637       4,939,096        3,597,201        1,072,181
                                                                -----------     -----------      -----------      -----------
NET INVESTMENT INCOME.......................................      9,952,979       3,966,391        3,169,685        4,133,408
                                                                -----------     -----------      -----------      -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS (NOTE 2):
  Net realized gains on investments.........................     39,233,025      32,298,684        3,376,665        1,057,376
  Net realized gains on futures contracts...................      2,415,000       3,527,985               --        1,498,615
  Net realized losses on foreign currency and forward
    foreign currency exchange contracts.....................             --              --          (45,781)              --
  Net change in unrealized appreciation/depreciation of
    investments.............................................     30,902,403      53,847,793       11,900,956       37,969,480
  Net change in unrealized appreciation/depreciation of
    foreign currency and forward foreign currency exchange
    contracts...............................................             --              --           (8,886)              --
  Net change in unrealized appreciation/depreciation of
    futures contracts.......................................             --          87,425               --           49,520
                                                                -----------     -----------      -----------      -----------

NET REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS............................................     72,550,428      89,761,887       15,222,954       40,574,991
                                                                -----------     -----------      -----------      -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.................................    $82,503,407     $93,728,278      $18,392,639      $44,708,399
                                                                ===========     ===========     ============      ===========

                       See Notes to Financial Statements.

THE KENT
FUNDS                               STATEMENTS OF CHANGES IN NET ASSETS

                                                              GROWTH AND INCOME FUND           SMALL COMPANY GROWTH FUND
                                                           -----------------------------     -----------------------------
                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               1996             1995             1996             1995
                                                           -----------------------------     -----------------------------
NET ASSETS AT BEGINNING OF PERIOD......................   $412,450,592     $316,830,050     $461,027,443     $312,611,638
                                                          ------------     ------------     ------------     ------------

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income................................      9,952,979        9,437,219        3,966,391        2,613,616
  Net realized gains on investments....................     39,233,025       29,158,461       32,298,684       13,578,009
  Net realized gains on futures contracts..............      2,415,000           86,350        3,527,985        1,119,425
  Net change in unrealized appreciation/depreciation of
    investments........................................     30,902,403       64,996,671       53,847,793       50,415,105
  Net change in unrealized appreciation/depreciation of
    futures contracts..................................             --               --           87,425          (45,125)
                                                          -------------     ------------     ------------     ------------
  Net increase in net assets resulting from
    operations.........................................     82,503,407      103,678,701       93,728,278       67,681,030
                                                          -------------     ------------     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
INSTITUTIONAL:
  Net investment income................................     (9,772,575)      (9,117,562)      (3,891,501)      (2,536,986)
  Net realized gains...................................    (49,510,778)     (15,389,908)     (24,783,337)     (21,377,049)
                                                          -------------     ------------     ------------     ------------
    Total Distributions -- Institutional Shares........    (59,283,353)     (24,507,470)     (28,674,838)     (23,914,035)
                                                          -------------     ------------     ------------     ------------

INVESTMENT:
  Net investment income................................       (246,918)        (225,735)         (70,033)         (52,489)
  In excess of net investment income...................        (18,400)              --           (7,537)              --
  Net realized gains...................................     (1,458,817)        (419,285)        (629,504)        (575,105)
                                                          -------------     ------------     ------------     ------------
    Total Distributions -- Investment Shares...........     (1,724,135)        (645,020)        (707,074)        (627,594)
                                                          -------------     ------------     ------------     ------------
    Total Distributions to shareholders................    (61,007,488)     (25,152,490)     (29,381,912)     (24,541,629)
                                                          -------------     ------------     ------------     ------------

FUND SHARE TRANSACTIONS (NOTE 4):
  Shares issued........................................    153,847,838      138,196,829      135,473,783      218,014,323
  Reinvestment of distributions........................     27,411,595       11,234,369       14,891,206       13,605,763
  Shares redeemed......................................   (99,285,691)     (132,336,867)    (117,222,202)    (126,343,682)
                                                          -------------     ------------     ------------     -------------
NET INCREASE FROM SHARE TRANSACTIONS...................     81,973,742       17,094,331       33,142,787      105,276,404
                                                          -------------     ------------     ------------     ------------
  Net increase in net assets...........................    103,469,661       95,620,542       97,489,153      148,415,805
                                                          -------------     ------------     ------------     ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A).........   $515,920,253     $412,450,592     $558,516,596     $461,027,443
                                                          ============     ============     ============     ============

(A) Accumulated undistributed net investment income....   $      9,008      $    93,922      $    21,461      $    24,141
                                                          =============     ============     ============     ============

                       See Notes to Financial Statements.

THE KENT                            STATEMENTS OF CHANGES IN NET ASSETS
FUNDS                               (CONTINUED)

                                                             INTERNATIONAL GROWTH FUND               INDEX EQUITY FUND
                                                          -------------------------------     -------------------------------
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                              1996              1995              1996              1995
                                                          ------------------------------      ------------------------------
NET ASSETS AT BEGINNING OF PERIOD.....................    $294,093,096      $184,724,501      $190,488,589      $250,286,380
                                                          ------------      ------------      ------------      ------------

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:
  Net investment income...............................       3,169,685         2,660,778         4,133,408         4,499,422
  Net realized gains on investments...................       3,376,665         2,507,398         1,057,376        15,892,396
  Net realized gains on futures contracts.............              --                --         1,498,615         1,921,920
  Net realized gains (losses) on foreign currency and
    foreign currency contracts........................         (45,781)        1,799,288
  Net change in unrealized appreciation/depreciation
    of investments....................................      11,900,956        20,329,631        37,969,480        44,492,052
  Net change in unrealized appreciation/depreciation
    of futures contracts..............................              --                --            49,520           (43,325)
  Net change in unrealized appreciation/depreciation
    of foreign currency and forward currency exchange
    contracts.........................................          (8,886)          (15,164)               --                --
                                                          ------------      ------------      ------------      ------------
  Net increase in net assets resulting from
    operations........................................      18,392,639        27,281,931        44,708,399        66,762,465
                                                          ------------      ------------      ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
INSTITUTIONAL:
  Net investment income...............................      (2,589,632)       (2,613,863)       (3,996,731)       (4,347,671)
  In excess of net investment income..................        (504,939)       (2,246,651)               --                --
  Net realized gains..................................      (3,325,497)       (4,858,921)       (4,383,680)      (25,081,995)
  In excess of realized gains.........................        (161,046)               --          (668,004)               --
                                                          ------------      ------------      ------------      ------------
    Total Distributions -- Institutional Shares.......      (6,581,114)       (9,719,435)       (9,048,415)      (29,429,666)
                                                          ------------      ------------      ------------      ------------

INVESTMENT:
  Net investment income...............................         (49,833)          (46,915)         (137,968)          (99,887)
  In excess of net investment income..................              --           (59,182)           (5,705)               --
  Net realized gains..................................         (82,522)         (150,827)         (199,306)         (698,289)
                                                          ------------      ------------      ------------      ------------
    Total Distributions -- Investment Shares..........        (132,355)         (256,924)         (342,979)         (798,176)
                                                          ------------      ------------      ------------      ------------
    Total Distributions to shareholders...............      (6,713,469)       (9,976,359)       (9,391,394)      (30,227,842)
                                                          ------------      ------------      ------------      ------------

FUND SHARE TRANSACTIONS (NOTE 4):
  Shares issued.......................................     139,625,382       153,567,406        72,390,118        58,690,104
  Reinvestment of distributions.......................       3,275,693         5,007,653         6,280,152        18,776,943
  Shares redeemed.....................................     (52,075,476)      (66,512,036)      (51,113,401)     (173,799,461)
                                                          ------------      ------------      ------------      ------------
NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS.......      90,825,599        92,063,023        27,556,869       (96,332,414)
                                                          ------------      ------------      ------------      ------------
  Net increase (decrease) in net assets...............     102,504,769       109,368,595        62,873,874       (59,797,791)
                                                          ------------      ------------      ------------      ------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A)........    $396,597,865      $294,093,096      $253,362,463      $190,488,589
                                                          ============      ============      ============      ============

(A) Accumulated undistributed (distributions in excess
  of) net investment income...........................    $   (637,883)     $   (506,545)     $       (733)     $     51,864
                                                          ============      ============      ============      ============

                       See Notes to Financial Statements.

THE KENT
FUNDS                               NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As of the date of this report, the Trust offered thirteen managed investment portfolios. The accompanying financial statements and financial highlights are those of The Kent Growth and Income Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund, and The Kent Index Equity Fund (individually, a "Portfolio", collectively the "Portfolios") only.

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. It allows for the creation of one or more classes of shares within each series, each of which, regardless of class designation, represents an equal proportionate interest in the Portfolios with each other share of that series.

  The Trust may issue more than one series of shares investing in portfolios of securities. The Trust currently issues thirteen series of shares with two separate classes in each series, Investment Shares and Institutional Shares. Each class of shares is entitled upon liquidation of a series to a pro rata share in the net assets of that class of such series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. Class specific expenses, if any, are currently limited to expenses directly attributable to the Investment Shares under a Distribution Plan, shareholder services fees and certain printing and postage expenses incurred as they relate to a particular class of shares.

  The investment objective of the Growth and Income Fund is long-term capital growth with current income as a secondary goal. The Small Company Growth Fund's investment objective is to seek long-term capital appreciation by investing in equity securities of small companies. The investment objective of the International Growth Fund is to seek long-term growth of capital and additional diversification for U.S. investors by investing in a varied portfolio of foreign equity securities. The Index Equity Fund's investment objective is to seek investment results which mirror the capital performance and dividend income of the Standard & Poor's 500 Composite Stock Price Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

PORTFOLIO VALUATION: Listed securities are valued at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities are valued at the mean of the current bid and asked prices in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FOREIGN CURRENCY TRANSLATION: Investments and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on foreign investments and foreign income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Portfolio realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable. Foreign currency gains and losses related to dividend receivables are reported as part of dividend income.

FUTURES CONTRACTS: Each Portfolio may invest in futures contracts. To the extent that a Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money

THE KENT
FUNDS                               NOTES TO FINANCIAL STATEMENTS (CONTINUED)

measured by the change in the market value of the index or group of securities. Upon entering into a futures contract the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses from securities and currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

  The International Growth Fund, upon the purchase or sale of a security denominated in a foreign currency, may enter into foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction to hedge the portfolio against currency fluctuations during the settlement period. In such cases, the Portfolio has not realized currency gains or losses between the trade and settlement dates on these security transactions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios declare and distribute dividends from net investment income monthly, with the exception of the International Growth Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

FEDERAL INCOME TAXES: For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

EXPENSES: Expenses directly attributable to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

THE KENT
FUNDS                               NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  RELATED PARTY TRANSACTIONS

  Old Kent Bank ("Investment Adviser") serves as the investment adviser to the Trust. The Investment Adviser is a member of the Michigan State Banking Association and the principal subsidiary of Old Kent Financial Corporation. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Growth and Income Fund and Small Company Growth Fund, 0.75% of the average daily net assets of the International Growth Fund and 0.30% of the average daily net assets of the Index Equity Fund.

  Effective August 5, 1996, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") assumed the duties as Administrator and Distributor for the Trust from First Data Investor Services Group, Inc. ("First Data") and 440 Financial Distributors, Inc. an indirect wholly-owned subsidiary of First Data, respectively. Also, effective August 5, 1996 and October 7, 1996, respectively, BISYS Fund Services, Inc. assumed the duties as Fund Accountant and Transfer Agent for the Trust from First Data. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust and are included as part of the fees paid to the Administrator.

  Transfer agent fees for each Portfolio for the year ended December 31, 1996 are as follows:

                               INSTITUTIONAL   INVESTMENT
FUND                              SHARES         SHARES
------------------------------ -------------   ----------
Growth and Income Fund........   $ 104,746       $3,070
Small Company Growth Fund.....      75,603        1,927
International Growth Fund.....      62,056        1,668
Index Equity Fund.............      93,421        3,782

  The current and previous Administrators have voluntarily reduced their fees for the Portfolios. Total administrative fees waived for the year ended December 31, 1996 were as follows:

                               INSTITUTIONAL   INVESTMENT
FUND                              SHARES         SHARES
------------------------------ -------------   ----------
Growth and Income Fund........   $  10,469       $  314
Small Company Growth Fund.....      11,505          297
International Growth Fund.....       7,930          183
Index Equity Fund.............     214,980        8,636

  Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Portfolios for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Portfolios pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Portfolios.

  Distribution fees for each Portfolio for the year ended December 31, 1996 are as follows:

FUND                                 INVESTMENT SHARES
-----------------------------------  -----------------
Growth and Income Fund.............       $32,309
Small Company Growth Fund..........        32,104
International Growth Fund..........        20,815
Index Equity Fund..................        20,946

  Expenses for the Trust include legal fees paid to Drinker Biddle & Reath. A partner of that firm serves as an Assistant Secretary of the Trust.

THE KENT                            NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FUNDS

4.  CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the Portfolios are summarized below:

                                                              GROWTH AND INCOME FUND             SMALL COMPANY GROWTH FUND
                                                          -------------------------------     -------------------------------
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                              1996              1995              1996              1995
                                                          ------------------------------      ------------------------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued.........................................  $150,224,731      $135,405,690      $132,474,283      $214,950,302
  Reinvestment of distributions.........................    25,727,424        10,602,239        14,200,151        12,988,002
  Shares redeemed.......................................   (97,365,654)     (130,005,699)     (115,454,666)     (123,856,962)
                                                          ------------      ------------      ------------      ------------
    Net increase from Institutional Share
      transactions......................................  $ 78,586,501      $ 16,002,230      $ 31,219,768      $104,081,342
                                                          ============      ============      ============      ============
INVESTMENT:
  Shares issued.........................................  $  3,623,107      $  2,791,139      $  2,999,500      $  3,064,021
  Reinvestment of distributions.........................     1,684,171           632,130           691,055           617,761
  Shares redeemed.......................................    (1,920,037)       (2,331,168)       (1,767,536)       (2,486,720)
                                                          ------------      ------------      ------------      ------------
    Net increase from Investment Share transactions.....  $  3,387,241      $  1,092,101      $  1,923,019      $  1,195,062
                                                          ============      ============      ============      ============
    Net increase from share transactions................  $ 81,973,742      $ 17,094,331      $ 33,142,787      $105,276,404
                                                          ============      ============      ============      ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued.........................................    10,889,808        10,940,374         8,964,612        15,959,355
  Reinvestment of distributions.........................     1,890,610           836,269           937,802         1,016,738
  Shares redeemed.......................................    (7,034,231)      (10,901,212)       (7,693,348)       (9,782,762)
                                                          ------------      ------------      ------------      ------------
    Net increase from Institutional Share
      transactions......................................     5,746,187           875,431         2,209,066         7,193,331
                                                          ============      ============      ============      ============
INVESTMENT:
  Shares issued.........................................       265,482           231,715           203,920           236,573
  Reinvestment of distributions.........................       124,536            49,928            45,725            48,614
  Shares redeemed.......................................      (139,590)         (207,110)         (118,619)         (195,767)
                                                          ------------      ------------      ------------      ------------
    Net increase from Investment Share transactions.....       250,428            74,533           131,026            89,420
                                                          ============      ============      ============      ============
    Net increase from share transactions................     5,996,615           949,964         2,340,092         7,282,751
                                                          ============      ============      ============      ============

                      See Notes to Financial Statements.

THE KENT                            NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FUNDS

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                            INTERNATIONAL GROWTH FUND               INDEX EQUITY FUND
                                                         -------------------------------     -------------------------------
                                                          YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                         DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                             1996              1995              1996              1995
                                                         ------------------------------      -------------------------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued........................................  $137,648,487      $151,546,595      $ 69,650,513      $  56,866,010
  Reinvestment of distributions........................     3,147,652         4,756,128         5,950,954         18,021,509
  Shares redeemed......................................   (50,898,479)      (64,667,292)      (50,001,044)      (172,291,970)
                                                         ------------      ------------      ------------      -------------
    Net increase (decrease) from Institutional Share
      transactions.....................................  $ 89,897,660      $ 91,635,431      $ 25,600,423      $ (97,404,451)
                                                         ============      ============      ============      =============
INVESTMENT:
  Shares issued........................................  $  1,976,895      $  2,020,811      $  2,739,605      $   1,824,094
  Reinvestment of distributions........................       128,041           251,525           329,198            755,434
  Shares redeemed......................................    (1,176,997)       (1,844,744)       (1,112,357)        (1,507,491)
                                                         ------------      ------------      ------------      -------------
    Net increase from Investment Share transactions....  $    927,939      $    427,592      $  1,956,446      $   1,072,037
                                                         ============      ============      ============      =============
    Net increase (decrease) from share transactions....  $ 90,825,599      $ 92,063,023      $ 27,556,869      $ (96,332,414)
                                                         ============      ============      ============      =============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued........................................     9,359,272        11,200,281         5,172,550          4,734,274
  Reinvestment of distributions........................       215,585           346,491           434,418          1,508,630
  Shares redeemed......................................    (3,491,780)       (4,991,387)       (3,699,843)       (14,594,583)
                                                         ------------      ------------      ------------      -------------
    Net increase (decrease) from Institutional Share
      transactions.....................................     6,083,077         6,555,385         1,907,125         (8,351,679)
                                                         ============      ============      ============      =============
INVESTMENT:
  Shares issued........................................       137,013           153,600           205,672            149,481
  Reinvestment of distributions........................         8,820            18,673            24,012             62,301
  Shares redeemed......................................       (81,019)         (141,025)          (81,276)          (128,627)
                                                         ------------      ------------      ------------      -------------
    Net increase from Investment Share transactions....        64,814            31,248           148,408             83,155
                                                         ============      ============      ============      =============
    Net increase (decrease) from share transactions....     6,147,891         6,586,633         2,055,533         (8,268,524)
                                                         ============      ============      ============      =============

                      See Notes to Financial Statements.

THE KENT
FUNDS                               NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1996, were as follows:

FUND                       PURCHASES         SALES
------------------------  ------------    ------------
Growth and Income
  Fund..................  $212,771,808    $172,450,396
Small Company Growth
  Fund..................   108,061,586      79,382,408
International Growth
  Fund..................   140,594,308      41,180,383
Index Equity Fund.......    28,300,325       4,117,798

6.  FOREIGN SECURITIES

  The Growth and Income Fund and the International Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

  The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.  FEDERAL INCOME TAX INFORMATION (UNAUDITED)

  During the year ended December 31, 1996, the following Portfolios declared long-term capital gain distributions in the following amounts:

FUND                                       AMOUNT
---------------------------------------  -----------
Growth and Income Fund.................  $38,779,536
Small Company Growth Fund..............   16,865,229
International Growth Fund..............    3,240,886
Index Equity Fund......................    4,624,058

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The International Growth Fund had deferred losses of $81,562 which will be treated as arising on the first day of the fiscal year ending December 31, 1997.

  For the taxable year ended December 31, 1996, the following percentages of income dividends paid by the following Portfolios qualify for the dividends received deduction available to corporations:

                                         QUALIFIED
FUND                                  DIVIDEND INCOME
------------------------------------  ---------------
Growth and Income Fund..............        59.7%
Small Company Growth Fund...........        52.6
Index Equity Fund...................        96.0

                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    GROWTH AND INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              1996         1995         1994         1993       1992(1)
                                                            --------     --------     --------     --------     --------
Net asset value, beginning of period....................    $  13.25     $  10.50     $  10.91     $  10.31     $  10.00
                                                            --------     --------     --------     --------     --------

Income from Investment Operations:
  Net investment income.................................        0.30         0.33         0.31         0.27         0.06
  Net realized and unrealized gains (losses) on
    securities and futures contracts....................        2.16         3.28        (0.26)        0.95         0.31
                                                            --------     --------     --------     --------     --------

Total Income from Investment Operations.................        2.46         3.61         0.05         1.22         0.37
                                                            --------     --------     --------     --------     --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.30)       (0.33)       (0.31)       (0.27)       (0.06)
  In excess of net investment income....................          --           --           **        (0.01)          **
  Net realized gains on securities and futures
    contracts...........................................       (1.51)       (0.53)       (0.15)       (0.34)          --
                                                            --------     --------     --------     --------     --------
    Total Dividends and Distributions...................       (1.81)       (0.86)       (0.46)       (0.62)       (0.06)
                                                            --------     --------     --------     --------     --------
Net change in net asset value...........................        0.65         2.75        (0.41)        0.60         0.31
                                                            --------     --------     --------     --------     --------
Net asset value, end of period..........................    $  13.90     $  13.25     $  10.50     $  10.91     $  10.31
                                                            ========     ========     ========     ========     ========
Total return............................................       19.47%       34.91%        0.51%       11.98%        3.68%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $500,857     $401,371     $308,825     $180,864     $ 76,449
  Ratio of expenses to average net assets...............        0.95%        0.94%        0.98%        1.03%        0.19%++
  Ratio of net investment income to average net
    assets..............................................        2.18%        2.73%        3.04%        2.61%        3.51%+
  Ratio of expenses to average net assets...............        0.95%*        +++          +++          +++          +++
  Ratio of net investment income to average net
    assets..............................................        2.18%*        +++          +++          +++          +++
  Portfolio turnover rate(2)............................          39%          58%          28%          54%           0%
  Average commission rate paid(3).......................    $ 0.0539           --           --           --           --

------------------------------------------------------------------------

  + Annualized

 ++ Not Annualized

 +++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Institutional Class commenced operations on November 2, 1992.

 (2) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    GROWTH AND INCOME FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              1996         1995         1994         1993       1992(1)
                                                            --------     --------     --------     --------     --------
Net asset value, beginning of period....................    $  13.19     $  10.46     $  10.87     $  10.29     $  10.23
                                                            --------     --------     --------     --------     --------
Income from Investment Operations:
  Net investment income.................................        0.26         0.30         0.32         0.27           **
  Net realized and unrealized gains (losses) on
    securities and futures contracts....................        2.15         3.26        (0.27)        0.93         0.06
                                                            --------     --------     --------     --------     --------
Total Income from Investment Operations.................        2.41         3.56         0.05         1.20         0.06
                                                            --------     --------     --------     --------     --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.26)       (0.30)       (0.31)       (0.23)          --
  In excess of net investment income....................       (0.02)          --           **        (0.05)          --
  Net realized gains on securities and futures
    contracts...........................................       (1.51)       (0.53)       (0.15)       (0.20)          --
  In excess of net realized gains.......................          --           --           --        (0.14)          --
                                                            --------     --------     --------     --------     --------
    Total Dividends and Distributions...................       (1.79)       (0.83)       (0.46)       (0.62)          --
                                                            --------     --------     --------     --------     --------
Net change in net asset value...........................        0.62         2.73        (0.41)        0.58         0.06
                                                            --------     --------     --------     --------     --------
Net asset value, end of period..........................    $  13.81     $  13.19     $  10.46     $  10.87     $  10.29
                                                            ========     ========     ========     ========     ========
Total return(2).........................................       19.14%       34.61%        0.50%       11.81%        0.59%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $ 15,063     $ 11,079     $  8,005     $  4,607     $    102
  Ratio of expenses to average net assets...............        1.09%        1.18%        0.98%        1.22%        0.33%++
  Ratio of net investment income (loss) to average net
    assets..............................................        1.77%        2.48%        3.03%        2.43%       (0.88%)+
  Ratio of expenses to average net assets...............        1.09%*        +++          +++          +++          +++
  Ratio of net investment income to average net
    assets..............................................        1.77%*        +++          +++          +++          +++
  Portfolio turnover rate(3)............................          39%          58%          28%          54%           0%
  Average commission rate paid(4).......................    $ 0.0539           --           --           --           --

------------------------------------------------------------------------

  + Annualized

 ++ Not Annualized

 +++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Investment Class date of initial public investment was December 1, 1992.

 (2) Calculation does not include sales charge.

 (3) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                               YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                               1996         1995         1994         1993       1992(1)
                                                             --------     --------     --------     --------     -------
Net asset value, beginning of period.....................    $  13.82     $  11.99     $  12.50     $  10.85     $ 10.00
                                                             --------     --------     --------     --------     -------

Income from Investment Operations:
  Net investment income..................................        0.12         0.10         0.10         0.08        0.02
  Net realized and unrealized gains (losses) on
    securities and futures contracts.....................        2.55         2.64        (0.10)        1.76        0.86
                                                             --------     --------     --------     --------     -------
    Total Income from Investment Operations..............        2.67         2.74           --         1.84        0.88
                                                             --------     --------     --------     --------     -------
Less Dividends and Distributions from:
  Net investment income..................................       (0.12)       (0.10)       (0.09)       (0.08)      (0.02)
  In excess of net investment income.....................          --           --        (0.01)       (0.01)      (0.01)
  Net realized gains on securities and futures
    contracts............................................       (0.72)       (0.81)       (0.41)       (0.10)         --
                                                             --------     --------     --------     --------     -------
    Total Dividends and Distributions....................       (0.84)       (0.91)       (0.51)       (0.19)      (0.03)
                                                             --------     --------     --------     --------     -------
Net change in net asset value............................        1.83         1.83        (0.51)        1.65        0.85
                                                             --------     --------     --------     --------     -------
Net asset value, end of period...........................    $  15.65     $  13.82     $  11.99     $  12.50     $ 10.85
                                                             ========     ========     ========     ========     =======
Total return.............................................       19.56%       23.75%       (0.06)       17.04%       8.75%++

Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $544,081     $450,072     $304,179     $252,401     $95,999
  Ratio of expenses to average net assets................        0.96%        0.97%        0.98%        1.06%       0.18%++
  Ratio of net investment income to average net assets...        0.78%        0.83%        0.79%        0.74%       1.35%+
  Ratio of expenses to average net assets................        0.96%*        +++          +++          +++         +++
  Ratio of net investment income to average net assets...        0.78%*        +++          +++          +++         +++
  Portfolio turnover rate(2).............................          16%          30%          20%          14%          1%
  Average commission rate paid(3)........................    $ 0.0481           --           --           --          --

------------------------------------------------------------------------

  + Annualized.

 ++ Not Annualized.

+++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Institutional Class commenced operations on November 2, 1992.

 (2) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                     1996        1995        1994       1993      1992(1)
                                                                    -------     -------     ------     ------     ------
Net asset value, beginning of period............................    $ 13.81     $ 11.98     $12.49     $10.86     $10.65
                                                                    -------     -------     ------     ------     ------

Income (Loss) from Investment Operations:
  Net investment income.........................................       0.07        0.07       0.10       0.08         **
  Net realized and unrealized gains (losses) on securities and
    futures contracts...........................................       2.54        2.64      (0.11)      1.74       0.21
                                                                    -------     -------     ------     ------     ------
    Total Income (Loss) from Investment Operations..............       2.61        2.71      (0.01)      1.82       0.21
                                                                    -------     -------     ------     ------     ------
Less Dividends and Distributions from:
  Net investment income.........................................      (0.08)      (0.07)     (0.08)     (0.06)        --
  In excess of net investment income............................      (0.01)         --      (0.01)     (0.03)        --
  Net realized gains on securities and futures contracts........      (0.72)      (0.81)     (0.41)     (0.10)        --
                                                                    -------     -------     ------     ------     ------
    Total Dividends and Distributions...........................      (0.81)      (0.88)     (0.50)     (0.19)        --
                                                                    -------     -------     ------     ------     ------
Net change in net asset value...................................       1.80        1.83      (0.51)      1.63       0.21
                                                                    -------     -------     ------     ------     ------
Net asset value, end of period..................................    $ 15.61     $ 13.81     $11.98     $12.49     $10.86
                                                                    =======     =======     ======     ======     ======
Total return(2).................................................      19.16%      23.47%     (0.08%)    16.84%      1.97%++

Ratios/Supplemental Data:
Net Assets, end of period (000's)...............................    $14,436     $10,955     $8,433     $5,345     $   84
  Ratio of expenses to average net assets.......................       1.21%       1.20%      0.98%      1.25%      0.27%++
  Ratio of net investment income to average net assets..........       0.53%       0.59%      0.79%      0.59%     (1.50%)+
  Ratio of expenses to average net assets.......................       1.21%*       +++        +++        +++        +++
  Ratio of net investment income to average net assets..........       0.53%*       +++        +++        +++        +++
  Portfolio turnover rate(3)....................................         16%         30%        20%        14%         1%
  Average commission rate paid(4)...............................    $0.0481          --         --         --         --

------------------------------------------------------------------------

  + Annualized.

 ++ Not Annualized.

+++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

  * Amount is less than $0.005.

 (1) The Investment Class date of initial public investment was December 4, 1992.

 (2) Calculation does not include sales charge.

 (3) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.



                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              1996         1995         1994         1993       1992(1)
                                                            --------     --------     --------     --------     --------
Net asset value, beginning of period....................    $  14.18     $  13.06     $  12.84     $  10.01     $  10.00
                                                            --------     --------     --------     --------      -------
Income from Investment Operations:
  Net investment income.................................        0.13         0.13         0.12         0.09           **
  Net realized and unrealized gains (losses) on
    securities and foreign currency.....................        0.70         1.54         0.61         2.95         0.02
                                                            --------     --------     --------     --------      -------
Total Income from Investment Operations.................        0.83         1.67         0.73         3.04         0.02
                                                            --------     --------     --------     --------      -------
Less Dividends and Distributions from:
  Net investment income.................................       (0.10)       (0.13)       (0.07)       (0.08)          --
  In excess of net investment income....................       (0.02)       (0.11)       (0.03)       (0.04)       (0.01)
  Net realized gains on securities and foreign
    currency............................................       (0.13)       (0.31)       (0.41)       (0.08)          --
  In excess of net realized gains.......................       (0.01)          --           --        (0.01)          --
                                                            --------     --------     --------     --------      -------
    Total Dividends and Distributions...................       (0.26)       (0.55)       (0.51)       (0.21)       (0.01)
                                                            --------     --------     --------     --------      -------
Net change in net asset value...........................        0.57         1.12         0.22         2.83         0.01
                                                            --------     --------     --------     --------      -------
Net asset value, end of period..........................    $  14.75     $  14.18     $  13.06     $  12.84     $  10.01
                                                            ========     ========     ========     ========      =======
Total return............................................        5.87%       13.00%        5.73%       30.32%        0.20%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $387,799     $286,545     $178,186     $157,716     $ 81,105
  Ratio of expenses to average net assets...............        1.09%        1.17%        1.22%        1.33%        0.14%++
  Ratio of net investment income to average net
    assets..............................................        0.97%        1.35%        0.87%        0.86%       (0.28%)+
  Ratio of expenses to average net assets...............        1.09%*        +++          +++          +++          +++
  Ratio of net investment income to average net
    assets..............................................        0.97%*        +++          +++          +++          +++
  Portfolio turnover rate(2)............................          13%           6%          20%           5%           0%
  Average commission rate paid(3).......................    $ 0.0219           --           --           --           --

------------------------------------------------------------------------

  + Annualized

 ++ Not Annualized

+++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Institutional Class commenced operations on December 4, 1992.

 (2) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              1996         1995         1994         1993       1992(1)
                                                            --------     --------     --------     --------     --------
Net asset value, beginning of period....................    $  14.13     $  13.00     $  12.81     $  10.03     $  10.00
                                                            --------     --------     --------     --------      -------

Income from Investment Operations:
  Net investment income.................................        0.12         0.14         0.14         0.13           **
  Net realized and unrealized gains on securities and
    foreign currency....................................        0.66         1.50         0.56         2.85         0.03
                                                            --------     --------     --------     --------      -------
    Total Income from Investment Operations.............        0.78         1.64         0.70         2.98         0.03
                                                            --------     --------     --------     --------      -------
Less Dividends and Distributions from:
  Net investment income.................................       (0.08)       (0.09)       (0.07)       (0.02)          --
  In excess of net investment income....................          --        (0.11)       (0.03)       (0.09)          --
  Net realized gains on securities and foreign
    currency............................................       (0.14)       (0.31)       (0.41)       (0.05)          --
  In excess of net realized gains.......................          --           --           --        (0.04)          --
                                                            --------     --------     --------     --------      -------
    Total Dividends and Distributions...................       (0.22)       (0.51)       (0.51)       (0.20)          --
                                                            --------     --------     --------     --------      -------
Net change in net asset value...........................        0.56         1.13         0.19         2.78         0.03
                                                            --------     --------     --------     --------      -------
Net asset value, end of period..........................    $  14.69     $  14.13     $  13.00     $  12.81     $  10.03
                                                            ========     ========     ========     ========      =======
Total return(2).........................................        5.57%       12.86%        5.51%       29.67%        0.30%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $  8,799     $  7,548     $  6,539     $  3,202     $     15
  Ratio of expenses to average net assets...............        1.34%        1.40%        1.25%        1.43%        0.20%++
  Ratio of net investment income to average net
    assets..............................................        0.74%        1.11%        0.81%        0.32%       (1.34%)+
  Ratio of expenses to average net assets...............        1.34%*        +++          +++          +++          +++
  Ratio of net investment income to average net
    assets..............................................        0.74%*        +++          +++          +++          +++
  Portfolio turnover rate(3)............................          13%           6%          20%           5%           0%
  Average commission rate paid(4).......................    $ 0.0219           --           --           --           --

------------------------------------------------------------------------

  + Annualized

 ++ Not annualized.

+++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Investment Class date of initial public investment was December 4, 1992.

 (2) Calculation does not include sales charge.

 (3) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.



                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    INDEX EQUITY FUND
                                    FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------
                                                              1996         1995         1994         1993       1992(1)
                                                            --------     --------     --------     --------     --------
Net asset value, beginning of period....................    $  12.56     $  10.68     $  11.04     $  10.41     $  10.00
                                                            --------     --------     --------     --------     --------
Income from Investment Operations:
  Net investment income.................................        0.26         0.26         0.25         0.23         0.05
  Net realized and unrealized gains (losses) on
    securities and futures contracts....................        2.47         3.44        (0.15)        0.71         0.41
                                                            --------     --------     --------     --------     --------
Total Income from Investment Operations.................        2.73         3.70         0.10         0.94         0.46
                                                            --------     --------     --------     --------     --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.26)       (0.25)       (0.26)       (0.23)       (0.05)
  In excess of net investment income....................          --           --           --           **           **
  Net realized gains on securities and future
    contracts...........................................       (0.28)       (1.57)       (0.20)       (0.08)          --
  In excess of net realized gains.......................       (0.04)          --           --           --           --
                                                            --------     --------     --------     --------     --------
    Total Dividends and Distributions...................       (0.58)       (1.82)       (0.46)       (0.31)       (0.05)
                                                            --------     --------     --------     --------     --------
Net change in net asset value...........................        2.15         1.88        (0.36)        0.63         0.41
                                                            --------     --------     --------     --------     --------
Net asset value, end of period..........................    $  14.71     $  12.56     $  10.68     $  11.04     $  10.41
                                                            ========     ========     ========     ========     ========
Total return............................................       22.18%       36.23%        0.86%        9.11%        4.55%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $243,438     $183,877     $245,550     $233,451     $153,431
  Ratio of expenses to average net assets...............        0.49%        0.56%        0.58%        0.65%        0.13%++
  Ratio of net investment income to average net
    assets..............................................        1.91%        2.14%        2.32%        2.18%        2.65%+
  Ratio of expenses to average net assets*..............        0.59%        0.56%        0.58%        0.65%        0.13%++
  Ratio of net investment income to average net
    assets*.............................................        1.81%        2.14%        2.32%        2.18%        2.65%+
  Portfolio turnover rate(2)............................           2%           3%          50%           1%           0%
  Average commission rate paid(3).......................    $ 0.0496           --           --           --           --

------------------------------------------------------------------------

  + Annualized

 ++ Not Annualized

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Institutional Class commenced operations on November 2, 1992.

 (2) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.


                      See Notes to Financial Statements.

THE KENT
FUNDS
                                    INDEX EQUITY FUND
                                    FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ----------------------------------------------------
                                                                     1996        1995       1994       1993      1992(1)
                                                                    -------     ------     ------     ------     -------
Net asset value, beginning of period............................    $ 12.57     $10.70     $11.07     $10.44     $ 10.28
                                                                     ------     ------     ------     ------      ------
Income from Investment Operations:
  Net investment income.........................................       0.22       0.23       0.26       0.22          **
  Net realized and unrealized gains (losses) on securities and
    futures contracts...........................................       2.48       3.44      (0.17)      0.72        0.16
                                                                     ------     ------     ------     ------      ------
Total Income from Investment Operations.........................       2.70       3.67       0.09       0.94        0.16
                                                                     ------     ------     ------     ------      ------
Less Dividends and Distributions from:
  Net investment income.........................................      (0.22)     (0.23)     (0.26)     (0.20)         --
  In excess of net investment income............................      (0.01)        --         --      (0.03)         --
  Net realized gains on securities and futures contracts........      (0.32)     (1.57)     (0.20)     (0.06)         --
  In excess of net realized gains...............................         --         --         --      (0.02)         --
                                                                     ------     ------     ------     ------      ------
    Total Dividends and Distributions...........................      (0.55)     (1.80)     (0.46)     (0.31)         --
                                                                     ------     ------     ------     ------      ------
Net change in net asset value...................................       2.15       1.87      (0.37)      0.63        0.16
                                                                     ------     ------     ------     ------      ------
Net asset value, end of period..................................    $ 14.72     $12.57     $10.70     $11.07     $ 10.44
                                                                     ======     ======     ======     ======      ======
Total return(2).................................................      21.92%     35.81%      0.75%      9.09%       1.56%++
Net Assets, end of Period (000's)...............................    $ 9,925     $6,612     $4,736     $3,776     $    89
  Ratio of expenses to average net assets.......................       0.74%      0.80%      0.60%      0.86%       0.12%++
  Ratio of net investment income to average net assets..........       1.67%      1.86%      2.30%      2.04%       1.03%+
  Ratio of expenses to average net assets*......................       0.84%      0.81%      0.60%      0.86%       0.12%++
  Ratio of net investment income to average net assets*.........       1.57%      1.85%      2.30%      2.04%       1.03%+
  Portfolio turnover rate(3)....................................          2%         3%        50%         1%          0%
  Average commission rate paid(4)...............................    $0.0496         --         --         --          --

------------------------------------------------------------------------

  + Annualized

 ++ Not Annualized

+++ During the period, there were no waivers and/or reimbursements.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Investment Class date of initial public investment was November 25, 1992.

 (2) Calculation does not include sales charge.

 (3) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 (4) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                      See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
  The Kent Funds:

  We have audited the accompanying statements of assets and liabilities of The Kent Funds -- Growth and Income Fund, Small Company Growth Fund, International Growth Fund, and Index Equity Fund, including the portfolios of investments, as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Kent Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Columbus, Ohio
February 21, 1997

     THE                                                      ----------------
KENT FUNDS(R)                                                |   BULK RATE    |
                                                             |   USPOSTAGE    |
P.O. Box 182201                                              |     PAID       |
Columbus, Ohio 43218-2201                                    | PERMIT No. 1   |
                                                             | CLEVELAND, OH  |
                                                              ----------------
















KKF-0160 (2/97)